Exhibit 10.1


                                CREDIT AGREEMENT

                            DATED AS OF MAY 14, 2003,

                                      AMONG

                        ALL AMERICAN SEMICONDUCTOR, INC.,

                  THE LENDERS FROM TIME TO TIME PARTIES HERETO,

                         HARRIS TRUST AND SAVINGS BANK,
                            AS ADMINISTRATIVE AGENT,

                                       AND

                         U.S. BANK NATIONAL ASSOCIATION,
                                   AS CO-AGENT
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                                               TABLE OF CONTENTS

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SECTION 1. THE CREDIT FACILITIES.............................................................................1
       Section 1.1      Revolving Credit Commitments.........................................................1
       Section 1.2      The Revolving Notes..................................................................2
       Section 1.3      Letters of Credit....................................................................2
       Section 1.4      Applicable Interest Rates............................................................5
       Section 1.5      Minimum Borrowing Amounts; Maximum Eurodollar Loans..................................7
       Section 1.6      Manner of Borrowing Loans and Designating Applicable Interest Rates..................7
       Section 1.7      Interest Periods....................................................................10
       Section 1.8      Maturity of Revolving Loans.........................................................11
       Section 1.9      Payments............................................................................11
       Section 1.10     Default Rate........................................................................12
       Section 1.11     Funding Indemnity...................................................................13
       Section 1.12     Commitment Terminations.............................................................13
       Section 1.13     Substitution of Lenders.............................................................14

SECTION 2. FEES.............................................................................................15
       Section 2.1      Fees................................................................................15

SECTION 3. PLACE AND APPLICATION OF PAYMENTS................................................................16
       Section 3.1      Place and Application of Payments...................................................16
       Section 3.2      Weekly Settlement...................................................................18
       Section 3.3      Computation of Obligations Outstanding..............................................21

SECTION 4. THE COLLATERAL AND GUARANTIES....................................................................21
       Section 4.1      Collateral..........................................................................21
       Section 4.2      Collateral Proceeds.................................................................22
       Section 4.3      Liens on Real Property..............................................................22
       Section 4.4      Guaranties..........................................................................23
       Section 4.5      Further Assurances; Designated Companies............................................23

SECTION 5. DEFINITIONS; INTERPRETATION......................................................................23
       Section 5.1      Definitions.........................................................................23
       Section 5.2      Interpretation......................................................................40
       Section 5.3      Change in Accounting Principles.....................................................40

SECTION 6. REPRESENTATIONS AND WARRANTIES...................................................................40
       Section 6.1      Organization and Qualification......................................................41
       Section 6.2      Designated Companies................................................................41
       Section 6.3      Authority and Validity of Obligations...............................................41
       Section 6.4      Use of Proceeds; Margin Stock.......................................................42
       Section 6.5      Financial Reports...................................................................42
       Section 6.6      No Material Adverse Change..........................................................43
       Section 6.7      Full Disclosure.....................................................................43
       Section 6.8      Trademarks, Franchises, and Licenses................................................43
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       Section 6.9      Governmental Authority and Licensing................................................43
       Section 6.10     Good Title..........................................................................44
       Section 6.11     Litigation and Other Controversies..................................................44
       Section 6.12     Taxes...............................................................................44
       Section 6.13     Approvals...........................................................................44
       Section 6.14     Affiliate Transactions..............................................................45
       Section 6.15     Investment Company; Public Utility Holding Company..................................45
       Section 6.16     ERISA...............................................................................45
       Section 6.17     Compliance with Laws................................................................45
       Section 6.18     Other Agreements....................................................................45
       Section 6.19     Solvency............................................................................45
       Section 6.20     No Event of Default.................................................................46
       Section 6.21     Business Plans......................................................................46
       Section 6.22     Employee Controversies..............................................................46
       Section 6.23     Environmental Matters...............................................................46
       Section 6.24     Fees to Third Parties...............................................................47
       Section 6.25     Subsidiaries; Joint Ventures; Partnerships..........................................47

SECTION 7. CONDITIONS PRECEDENT.............................................................................47
       Section 7.1      All Credit Events...................................................................48
       Section 7.2      Initial Credit Event................................................................48

SECTION 8. COVENANTS........................................................................................50
       Section 8.1      Maintenance of Business.............................................................50
       Section 8.2      Maintenance of Properties...........................................................51
       Section 8.3      Taxes and Assessments...............................................................51
       Section 8.4      Insurance...........................................................................51
       Section 8.5      Financial Reports...................................................................52
       Section 8.6      Inspection; Appraisals..............................................................55
       Section 8.7      Borrowings and Guaranties...........................................................55
       Section 8.8      Liens...............................................................................57
       Section 8.9      Investments, Acquisitions, Loans and Advances.......................................59
       Section 8.10     Mergers, Consolidations and Sales...................................................60
       Section 8.11     Maintenance of Subsidiaries.........................................................61
       Section 8.12     Dividends and Certain Other Restricted Payments.....................................61
       Section 8.13     ERISA...............................................................................62
       Section 8.14     Compliance with Laws................................................................62
       Section 8.15     Burdensome Contracts With Affiliates................................................62
       Section 8.16     No Changes in Fiscal Year...........................................................62
       Section 8.17     Formation of Subsidiaries...........................................................63
       Section 8.18     Change in the Nature of Business....................................................63
       Section 8.19     Use of Loan Proceeds................................................................63
       Section 8.20     No Restrictions.....................................................................63
       Section 8.21     Subordinated Debt...................................................................63
       Section 8.22     Financial Covenants.................................................................63
       Section 8.23     Executive Compensation/Bonuses......................................................64
       Section 8.24     Amendment of Certificate of Incorporation or By-Laws................................65
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       Section 8.25     Inventory Purchases.................................................................65
       Section 8.26     Operating Accounts..................................................................65
       Section 8.27     Intellectual Property...............................................................65

SECTION 9. EVENTS OF DEFAULT AND REMEDIES...................................................................65
       Section 9.1      Events of Default...................................................................65
       Section 9.2      Non-Bankruptcy Defaults.............................................................68
       Section 9.3      Bankruptcy Defaults.................................................................68
       Section 9.4      Collateral for Undrawn Letters of Credit............................................69
       Section 9.5      Expenses............................................................................69

SECTION 10. CHANGE IN CIRCUMSTANCES.........................................................................69
       Section 10.1     Change of Law.......................................................................69
       Section 10.2     Unavailability of Deposits or Inability to Ascertain, or Inadequacy of, LIBOR.......70
       Section 10.3     Increased Cost and Reduced Return...................................................70
       Section 10.4     Lending Offices.....................................................................72
       Section 10.5     Discretion of Lender as to Manner of Funding........................................72

SECTION 11. THE ADMINISTRATIVE AGENT........................................................................72
       Section 11.1     Appointment and Authorization of Administrative Agent...............................72
       Section 11.2     Administrative Agent and its Affiliates.............................................73
       Section 11.3     Action by Administrative Agent......................................................73
       Section 11.4     Consultation with Experts...........................................................74
       Section 11.5     Liability of Administrative Agent; Credit Decision..................................74
       Section 11.6     Indemnity...........................................................................75
       Section 11.7     Resignation of Administrative Agent and Successor Administrative Agent..............75
       Section 11.8     L/C Issuer..........................................................................76
       Section 11.9     Hedging Liability and Funds Transfer and Deposit Account Liability..................76
       Section 11.10    Authorization to Release Liens and Limit Amount of Certain Claims...................76
       Section 11.11    Proportionate Interest of Lenders under the Loan Documents..........................77
       Section 11.12    Co-Agents...........................................................................77

SECTION 12. MISCELLANEOUS...................................................................................77
       Section 12.1     Withholding Taxes...................................................................77
       Section 12.2     No Waiver, Cumulative Remedies......................................................78
       Section 12.3     Non-Business Days...................................................................79
       Section 12.4     Documentary Taxes...................................................................79
       Section 12.5     Survival of Representations.........................................................79
       Section 12.6     Survival of Indemnities.............................................................79
       Section 12.7     Sharing of Set-Off..................................................................79
       Section 12.8     Notices.............................................................................80
       Section 12.9     Counterparts........................................................................81
       Section 12.10    Successors and Assigns..............................................................81
       Section 12.11    Participants........................................................................81
       Section 12.12    Assignments.........................................................................81
       Section 12.13    Amendments..........................................................................83
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       Section 12.14    Headings............................................................................83
       Section 12.15    Costs and Expenses; Indemnification.................................................83
       Section 12.16    Set-off.............................................................................84
       Section 12.17    Entire Agreement....................................................................85
       Section 12.18    Governing Law.......................................................................85
       Section 12.19    Severability of Provisions..........................................................85
       Section 12.20    Excess Interest.....................................................................85
       Section 12.21    Construction........................................................................86
       Section 12.22    Lenders' Obligations Several........................................................86
       Section 12.23    Submission to Jurisdiction; Waiver of Jury Trial....................................86
       Section 12.24    Confidentiality Agreements..........................................................87
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                             EXHIBITS AND SCHEDULES


Exhibit A         --       Notice of Payment Request
Exhibit B         --       Revolving Note
Exhibit C         --       Borrowing Base Certificate
Exhibit D         --       Compliance Certificate
Exhibit E         --       Assignment and Acceptance




Schedule 1        --       Revolving Credit Commitments
Schedule 6.2      --       Designated Companies; Subsidiaries
Schedule 6.8      --       Intellectual Property
Schedule 6.22     --       Employee Controversies
Schedule 6.23     --       Environmental Matters
Schedule 8.7      --       Indebtedness
Schedule 8.8      --       Liens
Schedule 8.9      --       Investments
Schedule 8.15     --       Consulting and Management Fees

                                CREDIT AGREEMENT

                  This Credit Agreement (as the same may be amended or modified from time to time pursuant to the terms hereof, the "Agreement") is entered into as of May 14, 2003, by and among All American Semiconductor, Inc., a Delaware corporation (the "Borrower"), the several financial institutions from time to time party to this Agreement, as Lenders, Harris Trust and Savings Bank, as Administrative Agent as provided herein, and U.S. Bank National Association, as Co-Agent as provided herein. All capitalized terms used herein without definition shall have the same meanings herein as such terms are defined in
Section 5.1 hereof.

                  NOW, THEREFORE, in consideration of the mutual agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

                                   SECTION 1.
                             THE CREDIT FACILITIES.

                  Section 1.1       Revolving Credit Commitments.
                                    ----------------------------

                  Subject to the terms and conditions hereof, each Lender, by its acceptance hereof, severally agrees to make a loan or loans (individually a "Revolving Loan" and collectively the "Revolving Loans") to the Borrower from time to time on a revolving basis up to the amount of such Lender's Revolving Credit Commitment, subject to any reductions thereof pursuant to the terms hereof, before the Termination Date. The sum of the aggregate principal amount of the Revolving Loans and the L/C Obligations at any time outstanding shall not exceed the lesser of (i) the aggregate amount of the Revolving Credit Commitments in effect at such time and (ii) the Borrowing Base as then determined and computed plus, in the Administrative Agent's sole discretion, any Permitted Overadvances then in effect. Each Borrowing of Revolving Loans shall be made ratably from the Lenders in proportion to their respective Revolver Percentages. As provided in Section 1.6(a) hereof, the Borrower may elect that each Borrowing of Revolving Loans be either Base Rate Loans or Eurodollar Loans. Revolving Loans may be repaid and the principal amount thereof re-borrowed before the Termination Date, subject to the terms and conditions hereof. Notwithstanding any other provision of this Agreement to the contrary, the Administrative Agent shall have the right from time to time to establish reserves against the amount of Revolving Credit which the Borrower may otherwise request hereunder in such amounts and with respect to such matters (including without limitation reserves with respect to the Funds Transfer and Deposit Account Liability and the Hedging Liability) as the Administrative Agent shall deem necessary or appropriate in its reasonable business judgment. The Administrative Agent shall provide the Borrower and each Lender with notice of the imposition of any new categories of reserves as soon as is reasonably practicable thereafter. The amount of such reserves shall be subtracted from the Borrowing Base when calculating the amount of availability under the Revolving Credit Commitments. By way of example and not by way of limitation, the Administrative Agent may establish reserves with respect to matters such as (i) amounts owing by any Designated Company to any Person to the extent secured by a Lien

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on property of such Designated Company (other than Liens described in Sections
8.8(a), (c) (solely with respect to landlord's liens), (e), (f), (g), (h) and
(j)), or that would otherwise adversely affect Lenders' rights in the Collateral, (ii) other matters adversely affecting Lenders' rights in or access to the Collateral, (iii) up to three months' rental and other charges relating to leased locations of Inventory as to which a reasonably satisfactory landlord's waiver has not been delivered to the Administrative Agent and up to three months' charges relating to offsite warehouse locations of Inventory as to which a reasonably satisfactory warehouseman's waiver has not been delivered to the Administrative Agent, in each case at which more than $250,000 of Inventory is at any time located and (iv) other sums chargeable to the Borrower as Revolving Loans under this Agreement.

                  Section 1.2       The Revolving Notes.
                                    -------------------

                  The Revolving Loans made to the Borrower by a Lender shall be evidenced by a single promissory note of the Borrower issued to such Lender in the form of Exhibit B hereto. Each such promissory note, as modified, amended or supplemented from time to time, is hereinafter referred to as a "Revolving Note" and collectively such promissory notes are referred to as the "Revolving Notes". Each Lender shall record on its books and records or on a schedule to its appropriate Revolving Note the amount of each Revolving Loan advanced, continued or converted by it, all payments of principal and interest and the principal balance from time to time outstanding thereon, the type of such Revolving Loan, and, for any Eurodollar Loan, the Interest Period and the interest rate applicable thereto. The record thereof, whether shown on such books and records of a Lender or on a schedule to the relevant Revolving Note, shall be prima facie evidence as to all such matters; provided, however, that the failure of any Lender to record any of the foregoing or any error in any such record shall not limit or otherwise affect the obligation of the Borrower to repay all Revolving Loans made to it hereunder together with accrued interest thereon. At the request of any Lender and upon such Lender tendering to the Borrower the appropriate Revolving Note to be replaced, the Borrower shall furnish a new Revolving Note to such Lender to replace any outstanding Revolving Note.

                  Section 1.3       Letters of Credit.
                                    -----------------

                  (a) General Terms. Subject to the terms and conditions hereof, as part of the Revolving Credit, the L/C Issuer shall issue standby and commercial letters of credit (each a "Letter of Credit") for the Borrower's account in an aggregate undrawn face amount at any one time issued and not expired up to the amount of the L/C Sublimit. Each Letter of Credit shall be issued by the L/C Issuer, but each Lender shall be obligated to reimburse the L/C Issuer for such Lender's Revolver Percentage of the amount of each drawing thereunder and, accordingly, each Letter of Credit shall constitute usage of the Revolving Credit Commitment of each Lender pro rata in an amount equal to its Revolver Percentage of the L/C Obligations then outstanding.

                  (b) Applications. At any time before the Termination Date, the L/C Issuer shall, at the request of the Borrower, issue one or more Letters of Credit, in a form satisfactory to the L/C Issuer, with expiration dates no later than the earlier of 12 months from the date of issuance (or be cancelable not later than 12 months from the date of issuance and each renewal) or the Termination Date, in an aggregate face amount as set forth above, upon the receipt of an application duly executed by the Borrower for the relevant Letter of Credit in the form then customarily prescribed by the L/C Issuer for the Letter of Credit requested (each an "Application"). Notwithstanding anything contained in any Application to the contrary: (i) the Borrower shall pay fees in connection with each Letter of Credit as set forth in Section 2.1 hereof, (ii) except as otherwise provided in
Section 1.9 hereof, before the occurrence of an Event of Default, the L/C Issuer will not call for the funding by the Borrower of any amount under a Letter of Credit before being presented with a drawing thereunder, and (iii) if the L/C Issuer is not timely reimbursed for the amount of any drawing under a Letter of Credit on the date such drawing is paid (including without limitation pursuant to a Borrowing hereunder after notice to the Borrower as provided in Section 1.3(c), the Borrower's obligation to reimburse the L/C Issuer for the amount of such drawing shall bear interest (which the Borrower hereby promises to pay) from and after the date such drawing is paid at a rate per annum equal to the sum of 2.0% plus the Applicable Margin plus the Base Rate from time to time in effect (computed on the basis of a year of 360 days and the actual number of days elapsed). If the L/C Issuer issues any Letter of Credit with an expiration date that is automatically extended unless the L/C Issuer gives notice that the expiration date will not so extend beyond its then scheduled expiration date, the L/C Issuer will give such notice of non-renewal before the time necessary to prevent such automatic extension if before such required notice date: (i) the expiration date of such Letter of Credit if so extended would be after the Termination Date, (ii) the Revolving Credit Commitments have been terminated, or
(iii) a Default or an Event of Default exists and the Administrative Agent, at the request or with the consent of the Required Lenders, has given the L/C Issuer instructions not to so permit the extension of the expiration date of such Letter of Credit. The L/C Issuer agrees to issue amendments to the Letter(s) of Credit increasing the amount, or extending the expiration date, thereof at the request of the Borrower subject to the conditions of Section 7 hereof and the other terms of this Section 1.3.

                  (c) The Reimbursement Obligations. Subject to Section 1.3(b) hereof, the obligation of the Borrower to reimburse the L/C Issuer for all drawings under a Letter of Credit (a "Reimbursement Obligation") shall be governed by the Application related to such Letter of Credit, except that reimbursement shall be made by no later than 1:30 p.m. (Chicago time) on the date when each drawing is paid if the Borrower has been informed of such drawing by the L/C Issuer on or before 11:30 a.m. (Chicago time) on the date when such drawing is paid or, if notice of such drawing is given to the Borrower after 11:30 a.m. (Chicago time) on the date when such drawing is paid, by 1:30 p.m. (Chicago time) on the next Business Day thereafter, in immediately available funds at the Administrative Agent's principal office in Chicago, Illinois or such other office as the Administrative Agent may designate in writing to the Borrower (who shall thereafter cause to be distributed to the L/C Issuer such amount(s) in like funds). If the Borrower does not make any such reimbursement payment on the date due and the Participating Lenders fund their participations therein in the manner set forth in Section 1.3(d) below, then all payments thereafter received by the Administrative Agent in discharge of any of the relevant Reimbursement Obligations shall be distributed in accordance with
Section 1.3(d) below.

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                  (d)      The Participating Interests. Each Lender (other than
the Lender then acting as L/C Issuer in issuing the relevant Letters of Credit), by its acceptance hereof, severally agrees to purchase from the L/C Issuer, and the L/C Issuer hereby agrees to sell to each such Lender (a "Participating Lender"), an undivided percentage participating interest (a "Participating Interest"), to the extent of its Revolver Percentage, in each Letter of Credit issued by, and each Reimbursement Obligation owed to, the L/C Issuer. Upon any failure by the Borrower to pay any Reimbursement Obligation at the time required on the date the related drawing is paid, as set forth in Section 1.3(c) above, or if the L/C Issuer is required at any time to return to the Borrower or to a trustee, receiver, liquidator, custodian or other Person any portion of any payment of any Reimbursement Obligation, each Participating Lender shall, not later than the Business Day it receives a certificate in the form of Exhibit A hereto from the L/C Issuer (with a copy to the Administrative Agent) to such effect, if such certificate is received before 1:30 p.m. (Chicago time), or not later than 1:30 p.m. (Chicago time) the following Business Day, if such certificate is received after such time, pay to the Administrative Agent for the account of the L/C Issuer an amount equal to such Participating Lender's Revolver Percentage of such unpaid or recaptured Reimbursement Obligation, and such Participating Lender shall fund its Revolver Percentage thereof together with interest on such amount accrued from the date the related payment was made by the L/C Issuer to the date of such payment by such Participating Lender at a rate per annum equal to: (i) from the date the related payment was made by the L/C Issuer to the date 2 Business Days after payment by such Participating Lender is due hereunder, the Federal Funds Rate for each such day and (ii) from the date 2 Business Days after the date such payment is due from such Participating Lender to the date such payment is made by such Participating Lender, the Base Rate in effect for each such day. Each such Participating Lender shall thereafter be entitled to receive its Revolver Percentage of each payment received in respect of the relevant Reimbursement Obligation and of interest paid thereon, with the L/C Issuer retaining its Revolver Percentage as a Lender hereunder.

                  The several obligations of the Participating Lenders to the L/C Issuer under this Section 1.3 shall be absolute, irrevocable and unconditional under any and all circumstances whatsoever and shall not be subject to any set-off, counterclaim or defense to payment which any Participating Lender may have or have had against the Borrower, the L/C Issuer, the Administrative Agent, any Lender or any other Person whatsoever. Without limiting the generality of the foregoing, such obligations shall not be affected by any Default or Event of Default or by any reduction or termination of any Revolving Credit Commitment of any Lender, and each payment by a Participating Lender under this Section 1.3 shall be made without any offset, abatement, withholding or reduction whatsoever.

                  (e) Indemnification. The Participating Lenders shall, to the extent of their respective Revolver Percentages, indemnify the L/C Issuer (to the extent not reimbursed by the Borrower) against any cost, expense (including reasonable counsel fees and disbursements), claim, demand, action, loss or liability (except such as result from the L/C Issuer's gross negligence or willful misconduct) that the L/C Issuer may suffer or incur in connection with any Letter of Credit issued by it. The obligations of the Participating Lenders under this Section 1.3(e) and all other parts of this Section 1.3 shall survive termination of this Agreement and of all Applications, Letters of Credit, and all drafts and other documents presented in connection with drawings thereunder.

                  (f) Manner of Obtaining Letters of Credit. The Borrower shall provide at least two (2) Business Days' advance written notice to the Administrative Agent (by 12:00 noon (Chicago time)) of each request for the issuance of a Letter of Credit, such notice in each case to be accompanied by an Application for such Letter of Credit properly completed and executed by the Borrower and, in the case of an extension or an increase in the amount of a Letter of Credit, a written request therefor, in a form acceptable to the Administrative Agent, in each case, together with the fees called for by this Agreement. The Administrative Agent shall promptly notify the L/C Issuer of the Administrative Agent's receipt of each such notice and the L/C Issuer shall promptly notify the Administrative Agent and the Lenders of the issuance of the Letter of Credit so requested.

                  Section 1.4       Applicable Interest Rates.
                                    -------------------------

                  (a) Base Rate Loans. Each Base Rate Loan made or maintained by a Lender shall bear interest during each Interest Period it is outstanding (computed on the basis of a year of 360 days and the actual days elapsed) on the unpaid principal amount thereof from the date such Base Rate Loan is advanced, continued or created by conversion from a Eurodollar Loan until maturity (whether by acceleration or otherwise) at a rate per annum equal to the sum of the Applicable Margin plus the Base Rate from time to time in effect, payable on the first Business Day following the last day of its Interest Period and at maturity (whether by acceleration or otherwise).

                  "Base Rate" means for any day the greater of: (i) the rate of interest announced or otherwise established by the Administrative Agent from time to time as its prime commercial rate, as in effect on such day, with any change in the Base Rate resulting from a change in said prime commercial rate to be effective as of the date of the relevant change in said prime commercial rate (it being acknowledged and agreed that such rate may not be the Administrative Agent's best or lowest rate) and (ii) the sum of (x) the rate determined by the Administrative Agent to be the average (rounded upward, if necessary, to the next higher 1/100 of 1%) of the rates per annum quoted to the Administrative Agent at approximately 10:00 a.m. (Chicago time) (or as soon thereafter as is practicable) on such day (or, if such day is not a Business Day, on the immediately preceding Business Day) by two or more Federal funds brokers selected by the Administrative Agent for sale to the Administrative Agent at face value of Federal funds in the secondary market in an amount equal or comparable to the principal amount of Revolving Loans owed to the Administrative Agent or its Affiliate for which such rate is being determined, plus (y) 1/2 of 1%.

                  (b) Eurodollar Loans. Each Eurodollar Loan made or maintained by a Lender shall bear interest during each Interest Period it is outstanding (computed on the basis of a year of 360 days and actual days elapsed) on the unpaid principal amount thereof from the date such Eurodollar Loan is advanced, continued or created by conversion from a Base Rate Loan until maturity (whether by acceleration or otherwise) at a rate per annum equal to the sum of the Applicable Margin plus the Adjusted LIBOR applicable for such Interest

Period, payable on the last day of the Interest Period and at maturity (whether by acceleration or otherwise).

                  "Adjusted LIBOR" means, for any Borrowing of Eurodollar Loans, a rate per annum determined in accordance with the following formula:

                  Adjusted LIBOR     =                     LIBOR
                                           -------------------------------------
                                              1-Eurodollar Reserve Percentage

                  "Eurodollar Reserve Percentage" means, for any Borrowing of Eurodollar Loans, the daily average for the applicable Interest Period of the maximum rate, expressed as a decimal, at which reserves (including, without limitation, any supplemental, marginal, and emergency reserves) are imposed during such Interest Period by the Board of Governors of the Federal Reserve System (or any successor) on "eurocurrency liabilities", as defined in such Board's Regulation D (or in respect of any other category of liabilities that includes deposits by reference to which the interest rate on Eurodollar Loans is determined or any category of extensions of credit or other assets that include loans by non-United States offices of any Lender to United States residents), subject to any amendments of such reserve requirement by such Board or its successor, taking into account any transitional adjustments thereto. For purposes of this definition, the Eurodollar Loans shall be deemed to be "eurocurrency liabilities" as defined in Regulation D without benefit or credit for any prorations, exemptions or offsets under Regulation D.

                  "LIBOR" means, for an Interest Period for a Borrowing of Eurodollar Loans, (a) the LIBOR Index Rate for such Interest Period, if such rate is available, and (b) if the LIBOR Index Rate cannot be determined, the arithmetic average of the rates of interest per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) at which deposits in U.S. Dollars in immediately available funds are offered to the Administrative Agent at 11:00 a.m. (London, England time) 2 Business Days before the beginning of such Interest Period by 3 or more major banks in the interbank eurodollar market selected by the Administrative Agent for delivery on the first day of and for a period equal to such Interest Period and in an amount equal or comparable to the principal amount of the Eurodollar Loan scheduled to be made by the Administrative Agent as part of such Borrowing.

                  "LIBOR Index Rate" means, for any Interest Period, the rate per annum (rounded upwards, if necessary, to the next higher one hundred-thousandth of a percentage point) for deposits in U.S. Dollars for a period equal to such Interest Period, which appears on the Telerate Page 3750 as of 11:00 a.m. (London, England time) on the day 2 Business Days before the commencement of such Interest Period.

                  "Telerate Page 3750" means the display designated as "Page 3750" on the Telerate Service (or such other page as may replace Page 3750 on that service or such other service as may be nominated by the British Bankers' Association as the information vendor for the purpose of displaying British Bankers' Association Interest Settlement Rates for U.S. Dollar deposits).

                  (c) Rate Determinations. The Administrative Agent shall determine each interest rate applicable to the Revolving Loans and the Reimbursement Obligations hereunder, and its determination thereof shall be conclusive and binding except in the case of manifest error.

                  Section 1.5       Minimum Borrowing Amounts; Maximum
                                    ----------------------------------
Eurodollar Loans.
----------------

                  There shall be no minimum Borrowing amount for Base Rate Loans hereunder. Each Borrowing of Eurodollar Loans advanced, continued or converted under the Revolving Credit shall be in an amount equal to $1,000,000 or such greater amount which is an integral multiple of U.S. $100,000. Without the Administrative Agent's consent, there shall not be more than five (5) Borrowings of Eurodollar Loans outstanding under the Revolving Credit at any one time.

                  Section 1.6       Manner of Borrowing Loans and Designating
                                    -----------------------------------------
Applicable Interest Rates.
-------------------------

                  (a) Notice to the Administrative Agent. The Borrower shall give notice to the Administrative Agent by no later than 1:00 p.m. (Chicago time): (i) at least 3 Business Days before the date on which the Borrower requests the Lenders to advance a Borrowing of Eurodollar Loans and
(ii) on the date the Borrower requests the Lenders to advance a Borrowing of Base Rate Loans. The Loans included in each Borrowing shall bear interest initially at the type of rate specified in such notice of a new Borrowing. Thereafter, subject to the terms and conditions hereof, the Borrower may from time to time elect to change or continue the type of interest rate borne by each Borrowing or, subject to Section 1.5's minimum amount requirement for each outstanding Borrowing of Eurodollar Loans, a portion thereof, as follows: (i) if such Borrowing is of Eurodollar Loans, on the last day of the Interest Period applicable thereto, the Borrower may continue part or all of such Borrowing as Eurodollar Loans or convert part or all of such Borrowing into Base Rate Loans or (ii) if such Borrowing is of Base Rate Loans, on any Business Day, the Borrower may convert all or part of such Borrowing into Eurodollar Loans for an Interest Period or Interest Periods specified by the Borrower. The Borrower shall give all such notices requesting the advance, continuation or conversion of a Borrowing to the Administrative Agent by telephone or email (which notice shall be irrevocable once given). Notice of the continuation of a Borrowing of Eurodollar Loans for an additional Interest Period or of the conversion of part or all of a Borrowing of Base Rate Loans into Eurodollar Loans must be given by no later than 1:00 p.m. (Chicago time) at least 3 Business Days before the date of the requested continuation or conversion. All such notices concerning the advance, continuation or conversion of a Borrowing shall specify the date of the requested advance, continuation or conversion of a Borrowing (which shall be a Business Day), the amount of the requested Borrowing to be advanced, continued or converted, the type of Revolving Loans to comprise such new, continued or converted Borrowing and, if such Borrowing is to be comprised of Eurodollar Loans, the Interest Period applicable thereto. No advance, continuation or conversion of a Borrowing of Eurodollar Loans may be made if a Default or Event of Default is then in existence. The Borrower agrees that the Administrative Agent may rely on any such telephonic or email notice given by any person the Administrative Agent in good faith reasonably believes is an Authorized Representative without the necessity of independent investigation, and in the event any such notice by telephone conflicts with any email confirmation such telephonic notice shall govern if the Administrative Agent has acted in reliance thereon.

                  (b) Notice to the Lenders. The Administrative Agent shall give prompt telephonic or telecopy notice to the Lenders of any notice from the Borrower received pursuant to Section 1.6(a) above and, if such notice requests the Lenders to make Eurodollar Loans, the Administrative Agent shall give notice to the Borrower and the Lenders by like means of the interest rate applicable thereto promptly after the Administrative Agent has made such determination.

                  (c) Borrower's Failure to Notify; Automatic Continuations and Conversions. Any outstanding Borrowing of Base Rate Loans shall automatically be continued for an additional Interest Period on the last day of its then current Interest Period unless the Borrower has notified the Administrative Agent within the period required by Section 1.6(a) that the Borrower intends to convert such Borrowing, subject to Section 7.1 hereof, into a Borrowing of Eurodollar Loans or such Borrowing is prepaid in accordance with
Section 1.9(a). If the Borrower fails to give notice pursuant to Section 1.6(a) above of the continuation or conversion of any outstanding principal amount of a Borrowing of Eurodollar Loans before the last day of its then current Interest Period within the period required by Section 1.6(a) or, whether or not such notice has been given, one or more of the conditions set forth in Section 7.1 for the continuation or conversion of a Borrowing of Eurodollar Loans would not be satisfied, and such Borrowing is not prepaid in accordance with Section 1.9(a), such Borrowing shall automatically be converted into a Borrowing of Base Rate Loans. In the event the Borrower fails to give notice pursuant to Section 1.6(a) above of a Borrowing equal to the amount of a Reimbursement Obligation and has not notified the Administrative Agent by 1:00 p.m. (Chicago time) on the day such Reimbursement Obligation becomes due that it intends to repay such Reimbursement Obligation through funds not borrowed under this Agreement, the Borrower shall be deemed to have requested a Borrowing of Base Rate Loans under the Revolving Credit on such day in the amount of the Reimbursement Obligation then due, which Borrowing shall be applied to pay the Reimbursement Obligation then due.

                  (d) Authorized Advances. The Borrower hereby irrevocably authorizes the Administrative Agent and the Lenders to make disbursements of Revolving Loans on the Borrower's behalf on each Business Day on and after such time, if any, as the Borrower establishes controlled disbursement accounts with the Administrative Agent, in each case in an amount equal to the lesser of (i) the amount available to be borrowed by the Borrower on such Business Day under
Section 1.1 and (ii) the Borrower's cash needs on such Business Day based on the aggregate face amount of checks clearing the Borrower's account on such Business Day and the aggregate amount of wire transfers and ACH transactions clearing the Borrower's account on such Business Day and of which wire transfers and ACH transactions the Administrative Agent has received prior oral or written notice from the Borrower (collectively, the "Borrower's Cash Requirements"). The Administrative Agent and each

Lender hereby agrees to make such Revolving Loans at such times, so long as all applicable conditions to making such Revolving Loans contained in this Agreement have been satisfied. All such Revolving Loans shall be disbursed by the Administrative Agent, on behalf of the Lenders, to the Borrower's general operating account described in Section 1.6(e). The Borrower, the Administrative Agent and the Lenders agree that the foregoing authorization shall be deemed to be a continuing request by the Borrower for the advance by the Administrative Agent, on behalf of the Lenders, of Revolving Loans, that is remade on each Business Day on which the amount of the Borrower's Cash Requirements is greater than zero. Thus, each advance by the Administrative Agent, on behalf of the Lenders, under this Section 1.6(d) shall be deemed to have been made in response to a request therefor by the Borrower. No telephonic or written request for advances shall be required in order to authorize the Administrative Agent, on behalf of the Lenders, to make the advances described in this Section 1.6(d). Each Borrowing made under this Section 1.6(d) shall be a Base Rate Loan.

                  (e) Disbursement of Revolving Loans. Not later than 1:00 p.m. (Chicago time) on the date of any requested advance of a new Borrowing, subject to Section 7 hereof, each Lender shall make available its Revolving Loan comprising part of such Borrowing in funds immediately available at the principal office of the Administrative Agent in Chicago, Illinois. The Administrative Agent shall make the proceeds of each new Borrowing available to the Borrower at the Administrative Agent's principal office in Chicago, Illinois, by depositing such proceeds to the credit of the Borrower's general operating account with the Administrative Agent numbered 166-106-5, in immediately available funds, upon receipt by the Administrative Agent from each Lender of its Revolver Percentage of such Borrowing.

                  (f) The Borrower hereby irrevocably authorize Administrative Agent and the Lenders to make Revolving Loans from time to time hereunder for payment of any Obligation then due and payable (whether such Obligation is for interest then due on a Loan, reimbursement under an Application or otherwise), and any such Revolving Loan may be made without regard to the provisions of Section 7 hereof. In the event any such Revolving Loans are made under this Section 1.6(f), the Administrative Agent shall provide the Borrower with notice thereof as soon as reasonably practicable thereafter. The Borrower acknowledges and agrees, however, that neither the Administrative Agent nor the Lenders shall be under any obligation to make a Revolving Loan under this Section 1.6(f), and neither the Administrative Agent nor any Lender shall incur any liability to the Borrower or any other Person for refusing to make a Revolving Loan under this Section 1.6(f).

                  (g) Administrative Agent Reliance on Lender Funding. Unless the Administrative Agent shall have been notified by a Lender prior to (or, in the case of a Borrowing of Base Rate Loans, by 1:00 p.m. (Chicago time) on) the date on which such Lender is scheduled to make payment to the Administrative Agent of the proceeds of a Revolving Loan (which notice shall be effective upon receipt) that such Lender does not intend to make such payment, the Administrative Agent may assume that such Lender has made such payment when due and the Administrative Agent may in reliance upon such assumption (but shall not be required to) make available to the Borrower the proceeds of the Revolving Loan to be made by such Lender and, if any Lender has not in fact made such payment to the Administrative Agent, such Lender shall, on demand, pay to the Administrative Agent, the amount made available to the Borrower attributable to such Lender together with interest thereon in respect of each day during the period commencing on the date such amount was made available to the Borrower and ending on (but excluding) the date such Lender pays such amount to the Administrative Agent, at a rate per annum equal to: (i) from the date the related advance was made to the date 2 Business Days after payment by such Lender is due hereunder, the Federal Funds Rate for each such day and (ii) from the date 2 Business Days after the date such payment is due from such Lender to the date such payment is made by such Lender, the Base Rate in effect for each such day. If such amount is not received from such Lender by the Administrative Agent immediately upon demand, the Borrower will, on demand, repay to the Administrative Agent, the proceeds of the Revolving Loan attributable to such Lender with interest thereon at a rate per annum equal to the interest rate applicable to the relevant Revolving Loan, but without such payment being considered a payment or prepayment of a Revolving Loan under Section 1.11 hereof so that the Borrower will have no liability under such Section with respect to such payment. The Borrower shall retain such other legal and equitable rights and remedies against such Lender as are available to it under applicable law.

                  Section 1.7       Interest Periods.
                                    ----------------

                  As provided in Section 1.6(a) hereof, at the time of each request to advance, continue or create by conversion a Borrowing of Eurodollar Loans, the Borrower shall select an Interest Period applicable to such Loans from among the available options. The term "Interest Period" means the period commencing on the date a Borrowing of Loans is advanced, continued or created by conversion and ending: (a) in the case of Base Rate Loans, on the last day of each calendar month in which such Borrowing is advanced, continued or created by conversion (or on the last day of the following calendar month if such Loan is advanced, continued or created by conversion on the last day of a calendar month) and (b) in the case of a Eurodollar Loan, 1, 2 or 3 months thereafter; provided, however, that:

                           (i) any Interest Period for a Borrowing of Revolving Loans consisting of Base Rate Loans that otherwise would end after the Termination Date shall end on the Termination Date;

                           (ii) no Interest Period with respect to any portion of the Revolving Loans shall extend beyond the Termination Date;

                           (iii) whenever the last day of any Interest Period would otherwise be a day that is not a Business Day, the last day of such Interest Period shall be extended to the next succeeding Business Day, provided that, if such extension would cause the last day of an Interest Period for a Borrowing of Eurodollar Loans to occur in the following calendar month, the last day of such Interest Period shall be the immediately preceding Business Day; and

                           (iv) for purposes of determining an Interest Period for a Borrowing of Eurodollar Loans, a month means a period starting on one day in a calendar month and ending on the numerically corresponding day in the next calendar month; provided, however, that if there is no numerically corresponding day in the month in which such an Interest Period is to end or if such an Interest Period begins on the last Business Day of a calendar month, then such Interest Period shall end on the last Business Day of the calendar month in which such Interest Period is to end.

                  Section 1.8       Maturity of Revolving Loans.
                                    ---------------------------

                  Each Revolving Loan, both for principal and interest not sooner paid, shall mature and become due and payable by the Borrower on the Termination Date.

                  Section 1.9       Payments.
                                    --------

                  (a) Optional. The Borrower may prepay in whole or in part (but, if in part, then in an amount such that the minimum amount required for a Borrowing pursuant to Section 1.5 hereof remains outstanding) any Borrowing at any time, such prepayment to be made by the payment of the principal amount to be prepaid and, in the case of any Eurodollar Loans, accrued interest thereon to the date fixed for prepayment plus any amounts due the Lenders under Section
1.11 hereof.

                  (b) Mandatory. (i) All proceeds of Collateral, including without limitation, payments in respect of Receivables, shall be applied to the Obligations in the manner described in Section 3.1 hereof, immediately upon receipt thereof by the Administrative Agent in the Concentration Account as provided in Section 4.2 hereof.

                           (ii) If any Designated Company shall at any time or from time to time suffer an Event of Loss relating to any Property, then (x) the Borrower shall promptly notify the Administrative Agent of such Event of Loss (including the amount of the estimated Net Cash Proceeds to be received by the applicable Designated Company in respect thereof) and (y) promptly upon receipt by a Designated Company of the Net Cash Proceeds of such Event of Loss, the Borrower shall repay the outstanding Obligations in an aggregate amount equal to 100% of the amount of all such Net Cash Proceeds. No such prepayment shall reduce the amount of the Revolving Credit Commitments.

                           (iii) If any Designated Company shall at any time or from time to time make a Disposition of Property, other than (a) sale of Inventory in the ordinary course of business or (b) a disposal of Property permitted under Section 8.10 as to which no consideration is received by such Designated Company in connection with such disposal, then (I) the Borrower shall promptly notify the Administrative Agent of such Disposition and (II) promptly upon receipt by a Designated Company of the Net Cash Proceeds of such Disposition, the Borrower shall repay the outstanding Obligations in an aggregate amount equal to 100% of the amount of such Net Cash

         Proceeds. No such prepayment shall reduce the amount of the Revolving Credit Commitments.

                           (iv) The Borrower shall, on each date the Revolving Credit Commitments are reduced pursuant to Section 1.12 hereof, prepay the Revolving Loans and, if necessary, pre-fund the L/C Obligations by the amount, if any, necessary to reduce the sum of the aggregate principal amount of Revolving Loans and L/C Obligations then outstanding to the amount to which the Revolving Credit Commitments have been so reduced.

                           (v) If at any time the sum of the unpaid principal balance of the Revolving Loans and L/C Obligations and any reserves taken pursuant to Section 1.1 then outstanding shall be in excess of the Borrowing Base plus any Permitted Overadvances then in effect as then determined and computed, the Borrower shall immediately and without notice or demand pay over the amount of the excess to the Administrative Agent for the ratable account of the Lenders as and for a mandatory prepayment on such Obligations, with each such prepayment first to be applied to the Revolving Loans until payment in full thereof with any remaining balance to be held by the Administrative Agent, for the ratable benefit of the Lenders, in a Collateral Account as security for the Obligations owing with respect to the Letters of Credit.

                           (vi) Unless the Borrower otherwise directs, repayments of Loans under this Section 1.9(b) shall be applied first to Borrowings of Base Rate Loans until payment in full thereof, with any balance applied to Borrowings of Eurodollar Loans in the temporal order in which their Interest Periods expire, but subject to Section 3.1 hereof. Each prepayment of Loans under this Section 1.9(b) shall be made by the payment of the principal amount to be prepaid and, in the case of any Eurodollar Loans, accrued interest thereon to the date fixed for prepayment plus any amounts due the Lenders under Section
         1.11 hereof. Each pre-funding of L/C Obligations shall be made in accordance with Section 9.4 hereof.

                  (c) The Administrative Agent will promptly advise each Lender of any notice of prepayment it receives from the Borrower. Any amount of Revolving Loans paid or prepaid before the Termination Date may, subject to the terms and conditions of this Agreement, be borrowed, repaid and borrowed again.

                  Section 1.10      Default Rate.
                                    ------------

                  Notwithstanding anything to the contrary contained in Section
1.4 hereof, while any Event of Default exists or after acceleration, the Borrower shall pay interest (after as well as before entry of judgment thereon to the extent permitted by law) on the principal amount of all Obligations owing by it at a rate per annum equal to:

                  (a) for any Base Rate Loan, the sum of 2.0% plus the Applicable Margin plus the Base Rate from time to time in effect; and

                  (b) for any Eurodollar Loan, the sum of 2.0% plus the rate of interest in effect thereon at the time of such default until the end of the Interest Period applicable thereto and, thereafter, at a rate per annum equal to the sum of 2.0% plus the Applicable Margin for Base Rate Loans plus the Base Rate from time to time in effect.

                  Section 1.11      Funding Indemnity.
                                    -----------------

                  If any Lender shall incur any loss, cost or expense (including, without limitation, any loss, cost or expense incurred by reason of the liquidation or re-employment of deposits or other funds acquired by such Lender to fund or maintain any Eurodollar Loan or the relending or reinvesting of such deposits or amounts paid or prepaid to such Lender) as a result of:

                  (a) any payment, prepayment or conversion of a Eurodollar Loan on a date other than the last day of its Interest Period,

                  (b) any failure (because of a failure to meet the conditions of Section 7 or otherwise) by the Borrower to borrow or continue a Eurodollar Loan, or to convert a Base Rate Loan into a Eurodollar Loan, on the date specified in a notice given pursuant to Section 1.6(a) hereof,

                  (c) any failure by the Borrower to make any payment of principal on any Eurodollar Loan when due (whether by acceleration or otherwise), or

                  (d) any acceleration of the maturity of a Eurodollar Loan as a result of the occurrence of any Event of Default hereunder,

then, upon the demand of such Lender, the Borrower shall pay to such Lender such amount as will reimburse such Lender for such loss, cost or expense. If any Lender makes such a claim for compensation, it shall provide to the Borrower, with a copy to the Administrative Agent, a certificate setting forth the amount of such loss, cost or expense in reasonable detail and the amounts shown on such certificate shall be conclusive if reasonably determined.

                  Section 1.12      Commitment Terminations.
                                    -----------------------

                  (a) The Borrower shall have the right at any time and from time to time, upon 5 Business Days prior written notice to the Administrative Agent, to terminate the Revolving Credit Commitments issued to it in whole or in part, any partial termination to be (i) in an amount not less than $1,000,000 and (ii) allocated ratably among the Lenders in proportion to their respective Revolver Percentages thereto, provided that (a) the Revolving Credit Commitments may not be reduced below $30,000,000 in the aggregate and (b) the Revolving Credit Commitments may not be reduced to an amount less than the sum of the aggregate principal amount of Revolver Loans and L/C Obligations then outstanding. Any termination or reduction of the Revolving Credit Commitments below the L/C Sublimit then in effect shall reduce the L/C Sublimit by a like amount. The Administrative Agent shall give prompt notice to each Lender of any such termination or reductions of the Revolving Credit Commitments.

                  (b) On the effective date of any termination of all of the Revolving Credit Commitments and prepayment of all of the Obligations, if such termination and prepayment occurs prior to May 14, 2005, the Borrower shall pay a prepayment premium to the Administrative Agent for the ratable benefit of the Lenders in proportion to their respective Revolver Percentages of the Revolving Credit Commitments, as liquidated damages for the loss of bargain and not as a penalty, in an amount equal to the percentage set forth below of the amount of the relevant Revolving Credit Commitments:

                                                      PREPAYMENT PREMIUM
                                                    SHALL BE THE FOLLOWING
                                                       PERCENTAGE OF THE
IF PREPAYMENT OCCURS DURING THE PERIOD                 REVOLVING CREDIT
                                                          COMMITMENTS

FROM AND INCLUDING         TO AND INCLUDING

  The date hereof            May 14, 2004                    2.0%

    May 15, 2004             May 14, 2005                    1.0%

                  (c) Any termination of the Revolving Credit Commitments pursuant to this Section 1.12 may not be reinstated.

                  Section 1.13      Substitution of Lenders.
                                    -----------------------

                  Upon the receipt by the Borrower of (a) a claim from any Lender for compensation under Section 10.1 or 12.1 hereof or (b) in the event any Lender is in default in any material respect with respect to its obligations under the Loan Documents or (c) in the event any Lender refuses to grant a requested amendment or waiver under Section 12.13 hereof after receiving a written request therefor from the Borrower which is otherwise consented to by the Required Lenders (any such Lender referred to in clauses (a)-(c) above being hereinafter referred to as an "Affected Lender"), the Borrower may, in addition to any other rights the Borrower may have hereunder or under applicable law, require, at its expense, any such Affected Lender to assign, at par plus accrued interest and fees, if any, without recourse, all of its interest, rights and obligations hereunder (including all of its Revolving Credit Commitments and the Revolving Loans and participation interests in Letters of Credit and other amounts at any time owing to it hereunder and the other Loan Documents) to a bank or other institutional lender specified by the Borrower, provided that (i) such assignment shall not conflict with or violate any law, rule or regulation or order of any court or other governmental authority, (ii) the Borrower shall have received the written consent of the Administrative Agent, which consent shall not be unreasonably withheld, to such assignment, (iii) the Borrower shall have paid to the Affected Lender all monies other than such principal owing to it hereunder, and (iv) the assignment is entered into in accordance with the other requirements of Section 12.12 hereof.

                                   SECTION 2.
                                      FEES.

                  Section 2.1       Fees.
                                    ----

                  (a) Commitment Fee. The Borrower shall pay to the Administrative Agent for the ratable account of the Lenders in accordance with their Revolver Percentages a commitment fee at the rate per annum equal to the Applicable Margin (computed on the basis of a year of 360 days and the actual number of days elapsed) for commitment fees on the average daily Unused Revolving Credit Commitments. Such fee shall be payable monthly in arrears on the first Business Day of each month in each year (commencing on the first such date occurring after the date hereof) and on the Termination Date, unless the Revolving Credit Commitments are terminated in whole on an earlier date, in which event the commitment fee for the period to the date of such termination in whole shall be paid on the date of such termination.

                  (b) Letter of Credit Fees. Quarterly in arrears, on the first Business Day of each calendar quarter (commencing on the first such date occurring after the date hereof), the Borrower shall pay to the Administrative Agent, for the ratable benefit of the Lenders in accordance with their Revolver Percentages, a letter of credit fee at a rate per annum equal to the Applicable Margin for Letter of Credit fees (computed on the basis of a year of 360 days and the actual number of days elapsed) applied to the daily average face amount of Letters of Credit outstanding during such quarter. In addition, the Borrower shall pay to the L/C Issuer for its own account the L/C Issuer's standard issuance, drawing, negotiation, amendment, and other administrative fees for each Letter of Credit. Such standard fees referred to in the preceding sentence may be established by the L/C Issuer from time to time.

                  (c) Other Fees. The Borrower shall pay to the Administrative Agent, for its own use and benefit, the fees agreed to between the Administrative Agent and the Borrower in a fee letter dated the date hereof, or as thereafter amended in writing between them.

                  (d) Audit Fees. The Borrower shall pay to the Administrative Agent for its own use and benefit charges for audits of the Collateral performed by the Administrative Agent or its agents or representatives in such amounts as the Administrative Agent may from time to time request (the Administrative Agent acknowledging and agreeing that such charges shall be computed in the same manner as it at the time customarily uses for the assessment of charges for similar collateral audits, but that in any event such charges for audit personnel shall not exceed a rate of $750 per man day, plus reimbursement for out-of-pocket costs and expenses). Notwithstanding the foregoing, in the absence of any Default and Event of Default, the Borrower shall not be required to pay the Administrative Agent or any Lender for the charges, costs or expenses of more than 3 such audits per calendar year.

                                   SECTION 3.
                       PLACE AND APPLICATION OF PAYMENTS.

                  Section 3.1       Place and Application of Payments.
                                    ---------------------------------

                  (a) All payments of principal of and interest on the Revolving Loans and the Reimbursement Obligations, and of all other Obligations payable by the Borrower under this Agreement and the other Loan Documents, shall be made by the Borrower to the Administrative Agent by no later than 1:00 p.m. (Chicago time) on the due date thereof at the office of the Administrative Agent in Chicago, Illinois (or such other location as the Administrative Agent may designate to the Borrower in writing). Any payments received after such time shall be deemed to have been received by the Administrative Agent on the next Business Day. All such payments shall be made in U.S. Dollars, in immediately available funds at the place of payment. The Administrative Agent will promptly thereafter cause to be distributed like funds relating to the payment of principal or interest on Revolving Loans and on Reimbursement Obligations in which the Lenders have purchased Participating Interests ratably to the Lenders in accordance with their respective Revolver Percentages and like funds relating to the payment of any other amount payable to any Lender to such Lender, in each case to be applied in accordance with the terms of this Agreement.

                  (b) Application of Collateral Proceeds Before Default. Prior to the occurrence of an Event of Default, all proceeds of Collateral shall (subject to the other terms of this Agreement) be applied by the Administrative Agent against the outstanding Obligations as follows:

                           (i) first, to any outstanding fees, charges, and expenses then due to the Administrative Agent and the Lenders;

                           (ii) second, to outstanding interest charges then due in respect of the Obligations;

                           (iii) third, to the outstanding principal balance of the Revolving Loans and Reimbursement Obligations in respect of amounts drawn under Letters of Credit;

                           (iv) fourth, to any amounts then due in respect of Hedging Liability and Funds Transfer and Deposit Account Liability; and

                           (v) finally, to be applied to, or held as security (in a non-interest bearing account) for, any remaining unpaid or unsatisfied Obligations.

Notwithstanding clause (iii) above, after any payments required under clauses
(i) and (ii) above have been made, to the extent any Eurodollar Loans are outstanding and there are no Base Rate Loans outstanding to the Borrower, the Borrower may direct that such proceeds be held in a cash collateral account maintained by the Administrative Agent for the ratable benefit of the Lenders and not applied to the Obligations consisting of Eurodollar Loans until the earlier of (i) the last day of the Interest Period applicable to such Eurodollar Loans and (ii) the occurrence of an Event of Default; provided further, that unless a Default or an Event of Default is in existence, the funds held in such cash collateral account, at the Borrower's direction, (x) shall be invested at the Administrative Agent as directed by the Borrower (to the extent such investments are available at the Administrative Agent), with interest thereon accruing for the Borrower's account or (y) shall be disbursed, at the Borrower's direction, so long as after giving effect to such disbursement, the Borrower is in compliance with the applicable limits and ratios contained in the definitions of the term "Borrowing Base", "Eligible Inventory" and "Eligible Receivables" contained in this Agreement.

                  (c) Application After Default. Anything contained herein to the contrary notwithstanding, all payments and collections received in respect of the Obligations and all proceeds of the Collateral received, in each instance, by the Administrative Agent or any of the Lenders after the occurrence of an Event of Default shall be remitted to the Administrative Agent and distributed as follows:

                           (i) first, to the payment of any outstanding costs and expenses incurred by the Administrative Agent in monitoring, verifying, protecting, preserving or enforcing the Liens on the Collateral, and in protecting, preserving or enforcing rights under this Agreement or any of the other Loan Documents, and payable by the Borrower under this Agreement, including without limitation under
         Section 12.15 (such funds to be retained by the Administrative Agent for its own account unless it has previously been reimbursed for such costs and expenses by the Lenders, in which event such amounts shall be remitted to the Lenders to reimburse them for payments theretofore made to the Administrative Agent);

                           (ii) second, to the payment of any indemnifiable costs and expenses incurred by any of the Lenders and reimburseable pursuant to Section 12.15;

                           (iii) third, to the payment of any outstanding interest or fees due under the Loan Documents to be allocated pro rata in accordance with the aggregate unpaid amounts owing to each holder thereof;

                           (iv) fourth, to the payment of principal on the Revolving Notes, unpaid Reimbursement Obligations, together with amounts to be held by the Administrative Agent as collateral security for any outstanding L/C Obligations pursuant to Section 9.4 hereof (until the Administrative Agent is holding an amount of cash equal to 105% of the then outstanding amount of all such L/C Obligations), the aggregate amount paid to, or held as collateral security for, the Lenders to be allocated pro rata in accordance with the aggregate unpaid amounts owing to each holder thereof;

                           (v) fifth, to the payment of all other unpaid Obligations (including without limitation Hedging Liability and Funds Transfer and Deposit Account Liability) and all other indebtedness, obligations, and liabilities of the Designated

         Companies secured by the Collateral Documents to be allocated pro rata in accordance with the aggregate unpaid amounts owing to each holder thereof; and

                           (vi) finally, to the Borrower or to whomever the Administrative Agent reasonably determines to be lawfully entitled thereto.

                  (d) Except as otherwise specifically provided for herein, the Borrower hereby irrevocably waives the right to direct the application of payments and collections at any time received by the Administrative Agent or any of the Lenders from or on behalf of the Borrower, and the Borrower hereby irrevocably agrees that the Administrative Agent shall have the continuing exclusive right to apply and reapply any and all such payments and collections received at any time by the Administrative Agent or any of the Lenders against the Obligations in the manner described above. In the event that the amount of any Hedging Liability is not fixed and determined at the time proceeds of Collateral are received which are to be allocated thereto, the proceeds of Collateral so allocated shall be held by the Administrative Agent, for the ratable benefit of the Lenders, as collateral security (in a non-interest bearing account) until such Hedging Liability is fixed and determined and then the same shall (if and when, and to the extent that, payment of such liability is required by the terms of the relevant contractual arrangements) be applied to such liability.

                  (e) The Borrower hereby irrevocably authorizes the Administrative Agent or any Lender to charge any of the Borrower's deposit accounts maintained with the Administrative Agent or any Lender for the amounts from time to time necessary to pay any then due Obligations; provided that the Borrower acknowledges and agrees that neither the Administrative Agent nor any Lender shall be under an obligation to do so and neither the Administrative Agent nor any Lender shall incur any liability to the Borrower or any other Person for the Administrative Agent's or any Lender's failure to do so.

                  Section 3.2       Weekly Settlement.
                                    -----------------

                  (a) In order to minimize the frequency of transfers of funds between the Administrative Agent and each Lender, advances and repayments of Revolving Loans will be settled according to the procedures described in this
Section 3.2. The Administrative Agent shall, once every seven (7) days, or sooner, if so elected by the Administrative Agent in its discretion, but in each case on a Business Day (each such day being a "Settlement Date"), distribute to each Lender a statement (the "Administrative Agent's Report") disclosing as of the immediately preceding Business Day, the aggregate unpaid principal balance of Revolving Loans outstanding as of such date (including Revolving Loans made by the Administrative Agent under Section 3.2(e) hereof), repayments and prepayments of principal received from the Borrower with respect to the Revolving Loans since the immediately preceding Administrative Agent's Report, additional Revolving Loans made to the Borrower since the date of the immediately preceding Administrative Agent's Report and the Borrowing Base as of the most recent determination thereof. Each Administrative Agent's Report shall disclose the net amount (the "Settlement Amount") due to or due from the Lenders to effect a settlement of any Revolving Loan and the calculations therefor. The Administrative Agent's Report submitted to a Lender shall be prima facie evidence of the amount due to or from such Lender to effect a settlement of any Revolving Loan. If the Administrative Agent's Report discloses a net amount due from the Administrative Agent to any Lender to effect the settlement of any Revolving Loan, the Administrative Agent, concurrently with the delivery of the Administrative Agent's Report to the Lenders, shall transfer, by wire transfer or otherwise, such amount to such Lender in funds immediately available to such Lender, in accordance with such Lender's instructions. If the Administrative Agent's Report discloses a net amount due to the Administrative Agent from any Lender to affect the settlement of any Revolving Loan, then such Lender shall wire transfer such amount, in funds immediately available to the Administrative Agent as instructed by the Administrative Agent. Such net amount due from a Lender to the Administrative Agent shall be due on the Settlement Date if such Administrative Agent's Report is received before 12:00 noon (Chicago time) and such net amount shall be due on the first Business Day following the Settlement Date if such Administrative Agent's Report is received after 12:00 noon (Chicago time). Notwithstanding the foregoing, payments actually received by the Administrative Agent with respect to the following items shall be distributed by the Administrative Agent to each Lender as follows:

                           (i) as soon as possible, but in any event, within one Business Day after receipt thereof by the Administrative Agent, payments applicable to interest on the Loans shall be paid to each Lender in proportion to its pro rata share of such Loans, subject to any adjustments for any Revolving Loans made by the Administrative Agent under Section 3.2(e) hereof so that the Administrative Agent alone shall receive interest on the Revolving Loans so made until settlement with such Lender on such Revolving Loans and each Lender shall only receive interest on the amount of funds actually advanced by such Lender. Each Lender's share of interest accruing each day on the Revolving Loans shall be based on such Lender's daily funded loan balance; and

                           (ii) as soon as possible, but in any event, within one Business Day after receipt thereof by the Administrative Agent payments applicable to the fees set forth in Section 2.1 hereof and expenses payable under this Agreement, shall in each case be paid to each Lender as set forth in the applicable Section hereof.

                  (b) All funds advanced to the Borrower by the Administrative Agent or a Lender pursuant to this Section 3.2 shall for all purposes be treated as a Revolving Loan made by such Lender against the Revolving Note of such Lender and all funds received by any Lender pursuant to this Section 3.2 shall for all purposes be treated as a repayment of amounts owed with respect to Revolving Loans made by such Lender against the Revolving Note of such Lender.

                  (c) In the event that any bankruptcy, reorganization, liquidation, receivership or similar cases or proceedings in which the Borrower is a debtor prevent the Administrative Agent or any Lender from making any Revolving Loan to effect a settlement contemplated hereby, the Administrative Agent or such Lender, as the case may be, will make such dispositions and arrangements with the other Lenders with respect to such Revolving Loans, either by way of purchase of participations, distribution, pro tanto assignment of claims, subrogation or otherwise, as shall result in each Lender's share of the outstanding Revolving Loans being equal to its Revolver Percentage of all outstanding Revolving Loans.

                  (d) Payments to effect a settlement shall be made without set-off, counterclaim or reduction of any kind. The failure or refusal of any Lender to make available to the Administrative Agent at the aforesaid time and place the amount of the Settlement Amount due from such Lender (i) shall not relieve any other Lender from its several obligation hereunder to make available to the Administrative Agent the amount of such other Lender's Settlement Amount and (ii) shall not impose upon such other Lender any liability with respect to such failure or refusal or otherwise increase the relevant Revolving Credit Commitment of such other Lender.

                  (e)      Notwithstanding the notice requirements set forth in
Section 1.6 above, the Administrative Agent may, in its sole discretion without conferring with the Lenders but on their behalf, make Revolving Loans in an amount requested by the Borrower, each of which shall constitute Base Rate Loans under the Revolving Credit. Any such Revolving Loans so funded by the Administrative Agent shall be deemed Revolving Loans made by the Administrative Agent under its Revolving Credit Commitment, except for purposes of Section 2.1(a) hereof. Each Lender's obligation to fund its portion of any such Revolving Loan made by the Administrative Agent will commence on the date such Revolving Loan is actually so made by the Administrative Agent. However, until the date on which the settlement of such Revolving Loan is required in accordance with this Section 3.2 above, such obligation of the Lender shall be satisfied by the Administrative Agent making such Revolving Loan. The Borrower acknowledges and agrees that the making of such Revolving Loans by the Administrative Agent under this Section 3.2(e) shall, in each case, be subject in all respects to the provisions of this Agreement as if each such Revolving Loan were made in response to a notice requesting such Revolving Loan made in accordance with Section 1.6 hereof, including, without limitation, the limitations set forth in Section 1.1 hereof and the requirements of Section 7.1 hereof (except that the parties hereto acknowledge and agree that the Administrative Agent may, in its sole discretion, without conferring with the Lenders, but on their behalf, elect to make Revolving Loans under this Section 3.2(e) notwithstanding the failure of the Borrower to satisfy one or more of the conditions set forth in Section 7.1 until the Revolving Credit Commitments are suspended or terminated in accordance with Section 9.2 or 9.3 hereof or until the Administrative Agent is provided a written notice from any Lender (a "Stop Funding Notice") advising the Administrative Agent of such Lender's decision not to extent further credit as a result of the Borrowers' failure to satisfy the conditions set forth in Section 7.1, after receipt of which Stop Funding Notice the Administrative Agent will not make or request additional advances under this Section (other than Permitted Advances) until such Stop Funding Notice is withdrawn by such Lender; provided that the Administrative Agent shall not knowingly make an advance hereunder if after giving effect thereto the sum of the aggregate principal amount of Revolving Loans and the L/C Obligations then outstanding, plus any reserves taken pursuant to Section 1.1 hereof, would exceed the lesser of (i) the Revolving Credit Commitments in effect at such time and (ii) the sum of Borrowing Base plus any then Permitted Overadvances). All actions taken by the Administrative Agent pursuant to the provisions of this Section 3.2(e) shall be conclusive and binding on the Borrower and the Lenders in the absence of manifest error. Notwithstanding anything herein to the contrary, prior to the settlement with any Lender of any Revolving Loan funded by the Administrative Agent under this Section, interest payable on such Revolving Loan otherwise allocable to such Lender shall be for the sole account of the Administrative Agent and payment of principal on such Revolving Loan otherwise allocable to such Lender shall be for the sole account of the Administrative Agent.

                  Section 3.3       Computation of Obligations Outstanding.
                                    --------------------------------------

                  For the purpose of calculating the aggregate principal balance of Obligations outstanding hereunder, Obligations shall be deemed to be paid on the date payments or collections, as the case may be, are applied by the Administrative Agent to such Obligations; provided, however, for purposes of calculating interest payable by the Borrower on the Loans and on any other interest-bearing Obligations under this Agreement, any payment or collection of the Obligations by virtue of the application of proceeds of Collateral pursuant to Section 3.1 hereof shall be deemed to be applied to the Revolving Loans or other interest-bearing Obligations two (2) Business Days after receipt of such payment or collection by the Administrative Agent (any additional amount payable by the Borrower solely by virtue of this deemed application to be paid to and retained by the Administrative Agent for its sole account as an administrative fee, with the Lenders to have no right to any share thereof); further provided, however, that each payment or collection received by wire or ACH transfer directly to the Concentration Account maintained with the Administrative Agent as contemplated by Section 4 hereof shall be deemed applied on the date of the Administrative Agent's receipt of such transfer. The Administrative Agent shall apply all payments and collections received in respect of the Obligations, and all proceeds of Collateral, in each case received by the Administrative Agent, in reduction of the Obligations immediately after the Administrative Agent deems such sums collected in good funds in accordance with its then standard criteria for determining availability of funds. Notwithstanding the foregoing, if any item credited by the Administrative Agent in reduction of the Obligations is not honored, the Administrative Agent may reverse any provisional credit which has been given for the item and make appropriate adjustments to the amount of interest and principal otherwise due hereunder.

                                   SECTION 4.
                         THE COLLATERAL AND GUARANTIES.

                  Section 4.1       Collateral.
                                    ----------

                  The Obligations shall be secured by valid, perfected and enforceable Liens on all right, title and interest of the Borrower and each other Designated Company in all real and personal property and fixtures of such Person, including all accounts, chattel paper, instruments, documents, general intangibles (including payment intangibles and software, all patents, trademarks, copyrights and similar intellectual property rights, and all application and registrations therefor, and all tax refunds), letter-of-credit rights, supporting obligations, deposit accounts, investment property, inventory, equipment, fixtures, and commercial tort claims, whether now owned or hereafter acquired or arising, and all proceeds thereof. The Borrower acknowledges and agrees that the Liens on the Collateral shall be granted to the Administrative Agent for the benefit of itself, the L/C Issuer, the Lenders and their Affiliates, and shall be valid and perfected first priority Liens subject only to Liens permitted by Section 8.8 hereof, in each case pursuant to one or more Collateral Documents from such Persons, each in form and substance satisfactory to the Administrative Agent; provided, that such Liens may not be perfected to the extent they relate to fixtures that may be located at a sales office of any Designated Company.

                  Section 4.2       Collateral Proceeds.
                                    -------------------

                  The Borrower agrees to make, and to cause each other Designated Company to make, such arrangements as shall be necessary or appropriate to assure (through the use of one or more lockboxes under the sole control of the Administrative Agent) that all proceeds of the Collateral are deposited (in the same form as received) in one or more remittance accounts maintained with or otherwise under the control of the Administrative Agent, for the ratable benefit of the Lenders, all of which are maintained with the Administrative Agent (each special restricted account maintained with the Administrative Agent to be referred to herein as a "Concentration Account"). Any proceeds of Collateral received by any Designated Company shall be held by such Designated Company in trust for the Administrative Agent and the Lenders in the same form in which received, shall not be commingled with any assets of any Designated Company, and shall be delivered immediately to the Administrative Agent (together with any necessary endorsements thereto) for deposit into a Concentration Account. The Borrower acknowledges (on behalf of itself and the other Designated Companies) that the Administrative Agent has (and is hereby granted to the extent it does not already have) a Lien on each Concentration Account and all funds contained therein to secure the Obligations, for the ratable benefit of the Lenders. No amounts deposited in any Concentration Account shall be released to the Borrower, but shall instead be applied to, or otherwise held as collateral security for, the outstanding Obligations to the extent and as set forth in Section 3.1 hereof, it being understood and agreed that the Borrower, notwithstanding such application, shall have the right to obtain additional Revolving Loans and Letters of Credit under this Agreement subject to the terms and conditions hereof.

                  Section 4.3       Liens on Real Property.
                                    ----------------------

                  In the event that any Designated Company owns or hereafter acquires any fee interest in real property, the Borrower shall, or shall cause such other Designated Company to, execute and deliver to the Administrative Agent (or a security trustee therefor) a mortgage or deed of trust reasonably acceptable in form and substance to the Administrative Agent for the purpose of granting to the Administrative Agent for the benefit of itself, the L/C Issuer, the Lenders and their Affiliates a Lien on such real property to secure the Obligations shall pay all taxes, costs and expenses incurred by the Administrative Agent in recording such mortgage or deed of trust, and shall supply to the Administrative Agent at the Borrower's cost and expense a survey, environmental report (including Phase I and, if reasonably required by the Administrative Agent at any time, Phase 2 environmental assessments), hazard insurance policy, appraisals and a mortgagee's policy of title insurance from a title insurer reasonably acceptable to the Administrative Agent, in Administrative Agent's name, insuring the validity of such mortgage or deed of trust and its status as a first Lien (subject to Liens permitted by this Agreement) on the real property encumbered thereby and such other instruments, documents, certificates, and opinions reasonably required by the Administrative Agent in connection therewith.

                  Section 4.4       Guaranties.
                                    ----------

                  The payment and performance of the Obligations shall at all times be guaranteed by each Designated Company other than Borrower, pursuant to one or more Guaranties in form and substance reasonably acceptable to the Administrative Agent.

                  Section 4.5       Further Assurances; Designated Companies.
                                    ----------------------------------------

                  The Borrower agrees that it shall, and shall cause each other Designated Company to, from time to time at the request of the Administrative Agent, execute and deliver such documents and do such acts and things as the Administrative Agent may reasonably request in order to provide for or perfect or protect the Administrative Agent's Liens on the Collateral. In the event any Designated Company forms or acquires any other Designated Company after the date hereof, the Borrower shall promptly upon such formation or acquisition cause such newly formed or acquired Designated Company to execute a Guaranty and such Collateral Documents as the Administrative Agent may then require, and the Borrower shall also deliver to the Administrative Agent, or cause such other Designated Company to deliver to the Administrative Agent, at the Borrower's cost and expense, such other instruments, documents, certificates, and opinions reasonably required by the Administrative Agent in connection therewith, including without limitation a Pledge Agreement relating to the equity of such new Designated Company, appropriate Uniform Commercial Code financing statements, evidence of corporate authority and appropriate legal opinions.

                                   SECTION 5.
                          DEFINITIONS; INTERPRETATION.

                  Section 5.1       Definitions.
                                    -----------

                  The following terms when used herein shall have the following meanings:

                  "AASI Korea" means AGD Electronics Asia Pacific Co. Ltd., a corporation organized under the laws of South Korea.

                  "AASI Mexico" means AllAmMex Components S.de.R.L. de C.V., a corporation organized under the laws of Mexico.

                  "AASI UK" means AGD Electronics Limited, a corporation organized under the laws of England and Wales.

                  "Account Debtor" means the Person who is obligated on a Receivable.

                  "Adjusted LIBOR" is defined in Section 1.4 hereof.

                  "Administrative Agent" means Harris Trust and Savings Bank in its capacity as administrative agent hereunder, and any successor pursuant to
Section 11.7 hereof.

                  "Affiliate" means any Person directly or indirectly controlling or controlled by, or under direct or indirect common control with, another Person. A Person shall be deemed to control another Person for the purposes of this definition if such Person possesses, directly or indirectly, the power to direct, or cause the direction of, the management and policies of the other Person, whether through the ownership of voting securities, common directors, trustees or officers, by contract or otherwise; provided that, in any event for purposes of this definition, any Person that owns, directly or indirectly, 25% or more of the securities having the ordinary voting power for the election of directors or governing body of a corporation or 25% or more of the partnership or other ownership interest of any other Person (other than as a limited partner of such other Person) will be deemed to control such corporation or other Person. Notwithstanding anything to the contrary contained herein, ParView shall not be deemed to be an Affiliate of the Borrower or any other Designated Company or Subsidiary of the Borrower.

                  "Agreement" means this Credit Agreement, as the same may be amended, modified, or supplemented from time to time pursuant to the terms hereof.

                  "Applicable Margin" means, with respect to Revolving Loans, Reimbursement Obligations, the commitment fees payable under Section 2.1(a) hereof and the Letter of Credit fees payable under Section 2.1(b) hereof, in each case until the first Pricing Date, the rates per annum shown opposite Level III below, and thereafter from one Pricing Date to the next the Applicable Margin means the rates per annum determined in accordance with the following schedule:

                                                      APPLICABLE MARGIN         APPLICABLE MARGIN
                                                     FOR BASE RATE LOANS         FOR EURODOLLAR
                                                       UNDER REVOLVING             LOANS UNDER            APPLICABLE
                                                          CREDIT AND            REVOLVING CREDIT          MARGIN FOR
                  DEBT SERVICE COVERAGE                 REIMBURSEMENT             AND LETTER OF           COMMITMENT
LEVEL          RATIO FOR SUCH PRICING DATE          OBLIGATIONS SHALL BE:     CREDIT FEES SHALL BE:     FEES SHALL BE:

   I      Greater than 2.0 to 1.0                           0.50%                     2.75%                 0.25%

  II      Less than or equal to 2.0 to 1.0, but             1.00%                     3.25%                 0.375%
          greater than 1.5 to 1.0

 III      Less than or equal to 1.5 to 1.0                  1.50%                     3.75%                 0.375%


For purposes hereof, the term "Pricing Date" means, for any fiscal quarter of the Borrower ending on or after June 30, 2003, the date on which the Administrative Agent is in receipt of the Borrower's most recent financial statements (and, in the case of the year-end financial statements, audit report) for the fiscal quarter then ended, pursuant to Section 8.5 hereof.

The Applicable Margin shall be established based on the Debt Service Coverage Ratio for the 12 month period ended on the last day of the most recently completed fiscal quarter and the Applicable Margin established on a Pricing Date shall remain in effect until the next Pricing Date. If the Borrower has not delivered its financial statements by the date such financial statements (and, in the case of the year-end financial statements, audit report) are required to be delivered under Section 8.5 hereof, until such financial statements and audit report are delivered, the Applicable Margin shall be the highest Applicable Margin (i.e., Level III pricing). If the Borrower subsequently delivers such financial statements before the next Pricing Date, the Applicable Margin established by such late delivered financial statements shall take effect from the date of delivery until the next Pricing Date. In all other circumstances, the Applicable Margin established by such financial statements shall be in effect from the Pricing Date that occurs immediately after the end of the fiscal quarter covered by such financial statements until the next Pricing Date. Each determination of the Applicable Margin made by the Administrative Agent in accordance with the foregoing shall be conclusive and binding on the Borrower and the Lenders, subject to adjustment for manifest error.

                  "Application" is defined in Section 1.3(b) hereof.

                  "Authorized Representative" means those persons shown on the list of officers and employees of the Borrower provided by the Borrower pursuant to Section 7.2(h) hereof or on any update of any such list provided by the Borrower to the Administrative Agent, or any further or different officers and employees of the Borrower so named by any Authorized Representative of the Borrower in a written notice to the Administrative Agent.

                  "Base Rate" is defined in Section 1.4(a) hereof.

                  "Base Rate Loan" means a Revolving Loan bearing interest at a rate specified in Section 1.4(a) hereof.

                  "Borrower" is defined in the introductory paragraph of this Agreement.

                  "Borrowing" means the total of Revolving Loans of a single type advanced, continued for an additional Interest Period, or converted from a different type into such type by the Lenders under the Revolving Credit on a single date and, in the case of Eurodollar Loans, for a single Interest Period. Borrowings of Revolving Loans are made and maintained ratably from each of the Lenders under the Revolving Credit according to their Revolver Percentages. A Borrowing is "advanced" on the day Lenders advance funds comprising such Borrowing to the Borrower, is "continued" on the date a new Interest Period for the same type of Revolving Loans commences for such Borrowing, and is "converted" when such Borrowing is changed from one type of Revolving Loans to the other, all as determined pursuant to Section 1.6 hereof.

                  "Borrowing Base" means, as of any time it is to be determined, the sum of:

                  (a) up to 85% of the difference between the then outstanding unpaid amount of Eligible Receivables less any and all returns, rebates, discounts, claims, credits, allowances and/or finance charges of any nature at any time issued, owing, available to or claimed by Account Debtors, granted, outstanding or payable in connection with such Eligible Receivables at such time; plus

                  (b) the least of (i) $35,000,000, (ii) up to 40% of the value (computed at the lower of market or cost using the first-in first-out method of Inventory valuation applied by the Borrower in accordance with GAAP but excluding from any such value inventoriable variances (defined herein to mean that portion of capitalized overhead costs which represent the portion of such costs in excess of standard overhead costs which are needed to state the Borrower's Inventory at actual FIFO cost and intercompany profits associated with intercompany sales) of Eligible Inventory and (iii) 100% of the amount derived pursuant to clause (a) above;

provided that the Borrowing Base shall be computed only as against and on so much of the Collateral as is included on the Borrowing Base Certificates furnished from time to time by the Borrower pursuant to the terms hereof and, if required by the Administrative Agent pursuant to any of the terms hereof or any Collateral Document, as verified by such other evidence reasonably required to be furnished to the Administrative Agent pursuant hereto or pursuant to any such Collateral Document.

                  "Borrowing Base Certificate" means the certificate in the form of Exhibit C hereto, or in such other form acceptable to the Administrative Agent, to be delivered to the Administrative Agent and the Lenders pursuant to Sections 7.2 and 8.5 hereof.

                  "Business Day" means any day (other than a Saturday or Sunday) on which banks are not authorized or required to close in Chicago, Illinois and, if the applicable Business Day relates to the advance or continuation of, or conversion into, or payment of a Eurodollar Loan, on which banks are dealing in U.S. Dollar deposits in the interbank eurodollar market in London, England and Nassau, Bahamas.

                  "Capital Expenditures" means, with respect to any Person for any period, the aggregate amount of all expenditures (whether paid in cash or accrued as a liability in accordance with GAAP) by such Person during that period for the acquisition or leasing (pursuant to a Capital Lease) of fixed or capital assets or additions to property, plant, or equipment (including replacements, capitalized repairs, and improvements) which should be capitalized on the balance sheet of such Person in accordance with GAAP.

                  "Capital Lease" means any lease of Property which in accordance with GAAP is required to be capitalized on the balance sheet of the lessee.

                  "Capitalized Lease Obligation" means, for any Person, the amount of the liability shown on the balance sheet of such Person in respect of a Capital Lease determined in accordance with GAAP.

                  "Closing Date" means the date of this Agreement or such later Business Day upon which each condition described in Section 7.2 shall be satisfied or waived in a manner acceptable to the Administrative Agent in its reasonable discretion.

                  "Closing Date Prepayment Fees" means cash prepayment fees and charges paid by the Borrower to the Existing Lender Group on the Closing Date in connection with the prepayment of the Borrower's Indebtedness for Borrowed Money owing to the Existing Lender Group (but not any such amounts applied by any Lender against any closing or facility fee payable to such Lender hereunder or in connection herewith).

                  "Code" means the Internal Revenue Code of 1986, as amended, and any successor statute thereto.

                  "Collateral" means all properties, rights, interests and privileges from time to time subject to the Liens granted to the Administrative Agent, for the ratable benefit of the Lenders, or any security trustee therefor, by the Collateral Documents.

                  "Collateral Account" is defined in Section 9.4 hereof.

                  "Collateral Documents" means the Pledge Agreements, the Security Agreements, and all other mortgages, deeds of trust, security agreements, pledge agreements, assignments, financing statements and other documents as shall from time to time secure or relate to the Obligations, or any part thereof.

                  "Companies" means, collectively, the Borrower and its Subsidiaries; and "Company" shall mean any one of the Companies.

                  "Concentration Account" is defined in Section 4.2 hereof.

                  "Controlled Group" means all members of a controlled group of corporations and all trades or businesses (whether or not incorporated) under common control which, together with a Designated Company, are treated as a single employer under Section 414 of the Code.

                  "Credit Event" means the advancing of any Revolving Loan, the continuation of or conversion into a Eurodollar Loan, or the issuance of, or extension of the expiration date or increase in the amount of, any Letter of Credit.

                  "Debt Service Coverage Ratio" means with respect to the Designated Companies for any period, the ratio of (a) the sum of (i) EBITDA less
(ii) unfinanced Capital Expenditures less (iii) cash taxes paid, divided by (b) the sum of (i) cash Interest Expense (exclusive of any Closing Date Prepayment Fees treated by the Designated Companies as interest expenses) and (ii) the aggregate amount of payments required to be made in that period in respect of principal for all Indebtedness for Borrowed Money (whether at maturity, as a result of mandatory sinking fund redemption, mandatory prepayment, acceleration or otherwise, but exclusive of (A) payments made in respect of the Revolving Credit and

(B) principal payments made on June 14, 2004 in respect of the 1994 Debt), all determined for such period on a consolidated basis and in accordance with GAAP.

                  "Default" means any event or condition the occurrence of which would, with the passage of time or the giving of notice, or both, constitute an Event of Default.

                  "Designated Companies" means collectively, (a) the Borrower,
(b) each other Company existing on the date hereof and listed on Schedule 6.2 and (c) each other Company so designated by the Borrower from time to time hereafter and consented to by the Administrative Agent or otherwise approved to be a Designated Company pursuant to the terms of this Agreement.

                  "Disposition" means the sale, lease, conveyance, or other disposition of Property.

                  "EBITDA" means, with respect to the Designated Companies for any period, Net Income (determined for purposes hereof without giving effect to extraordinary gains or losses incurred in connection with the sale of assets outside of the ordinary course of business and any nonrecurring charges) plus the sum of all amounts deducted in arriving at such Net Income amount in respect of (i) Interest Expense, (ii) federal, state and local income taxes and (iii) depreciation of fixed assets and amortization of intangible assets for such period, all determined for such period on a consolidated basis in accordance with GAAP.

                  "Eligible Inventory" means any Inventory of any Designated Company in which the Administrative Agent has a perfected first Lien and which complies with each of the following requirements:

                  (a) it consists of either (i) Franchise Inventory or (ii) up to $2,500,000 of Inventory of the AVED Memory division of AVED Industries, Inc. consisting of memory components or memory modules;

                  (b) it consists of Inventory which is not damaged and is readily usable or marketable by such Designated Company in the ordinary course of its business;

                  (c) it substantially conforms to such Designated Company's advertised or represented specifications, applicable government standards and regulations and other quality standards and has not been determined by the Administrative Agent to be unacceptable due to type, variety, quality or quantity;

                  (d)      it is not Slow-Moving Inventory;

                  (e) it is not covered by a warehouse receipt or similar document, unless the same has been delivered to the Administrative Agent and unless the issuer thereof has waived any Liens it might have to secured charges owing to such issuer in a manner reasonably satisfactory to the Administrative Agent;

                  (f) all warranties of the Designated Companies in the Loan Documents are true and correct in all material respects with respect thereto;

                  (g) it has been identified to the Administrative Agent in the manner required by the Administrative Agent pursuant to the Security Agreement;

                  (h) it has not been consigned to a third party, unless the Borrower has furnished or caused to be furnished to the Administrative Agent
(i) a reasonably acceptable consignment agreement with such third party, (ii) Uniform Commercial Code financing statements showing the consignee as debtor, the applicable Designated Company as secured party and the Administrative Agent as assignee of secured party, (iii) UCC searches of the Borrower and the consignee at such location and (iv) evidence that the applicable Designated Company has appropriately notified (with a copy to the Administrative Agent) each other Person claiming a lien on such Inventory of such Designated Company's and the Administrative Agent's rights with respect thereto;

                  (i) it is located at a location disclosed to the Administrative Agent, and if requested by the Administrative Agent, any Person (other than the Borrower or a Designated Company) owning or controlling such location shall have waived all right, title and interest in and to such Inventory in a manner reasonably satisfactory to the Administrative Agent (it being agreed that no such waiver shall be required from any such third-party (a) if and to the extent that a reserve therefor has been established and is being maintained in accordance with Section 1.1 hereof or (b) if no more than $250,000 of Inventory is at any time located at such location;

                  (j)      it is not in-transit;

                  (k) it is free and clear of all Liens other than Liens granted in favor of the Administrative Agent and Liens permitted by Sections 8.8(b) and (c) hereof;

                  (l)      it does not consist of packaging supplies; and

                  (m) it is otherwise deemed to be Eligible Inventory in the reasonable judgment of the Administrative Agent.

                  "Eligible Receivables" means any Receivable of any Designated Company in which the Administrative Agent has a first priority perfected Lien and which complies with each of the following requirements:

                  (a) it is payable in U.S. Dollars and arises out of a bona fide sale of Inventory delivered to the Account Debtor, or the provision of services which have been fully performed for the Account Debtor, in the ordinary course of business;

                  (b) all warranties of the Designated Companies in the Loan Documents are true and correct in all material respects with respect thereto;

                  (c) it is evidenced by an invoice to the Account Debtor thereunder dated not more than 5 Business Days subsequent to the shipment date of the relevant Inventory;

                  (d) it has not remained unpaid in whole or in part more than 90 days from and after its invoice date;

                  (e) it is net of any credit or allowance given by any Designated Company to such Account Debtor;

                  (f) it is not owing by an Account Debtor who (i) has become insolvent, (ii) is the subject of any bankruptcy, arrangement, reorganization proceedings or other proceedings for relief of debtors, (iii) has admitted its inability to pay its debt generally or has stopped paying its debts generally or (iv) is an Affiliate of a Designated Company;

                  (g) the Account Debtor is not principally located outside the United States of America or Canada (other than the Province of Quebec) unless such Receivable is either (i) secured by an irrevocable letter of credit issued by a commercial bank located in the United States and which is on terms and conditions reasonably acceptable to the Administrative Agent, and which has been assigned or transferred to the Administrative Agent on terms and conditions reasonably acceptable to the Administrative Agent or (ii) secured by an insurance policy issued by EXIM Bank or any other insurer reasonably satisfactory to the Administrative Agent (which in any event shall insure not less than ninety percent (90%) of the face amount of such Receivable and shall be subject to such deductions as are reasonably acceptable to the Administrative Agent), and the proceeds of which has been assigned or transferred to the Administrative Agent on terms and conditions reasonably acceptable to the Administrative Agent; provided, that the Administrative Agent agrees to consider on a case-by-case basis, in its reasonable business judgment, treating as Eligible Receivables up to an aggregate amount of $3,000,000 of Receivables owing from Account Debtors that are multinational corporations operating in industrialized countries outside of the United States or Canada (other than the Province of Quebec);

                  (h) it is not owing by the United States of America or Canada or any state or province or political subdivision thereof, or any department, agency or instrumentality thereof, unless the Administrative Agent shall have received evidence satisfactory to the Administrative Agent of compliance with the Assignment of Claims Act or similar state or local or provincial statute;

                  (i) it is not owing by an Account Debtor if 50% or more of all Receivables owed by such Account Debtor are ineligible for any reason;

                  (j) it is not subject to any counterclaim or defense asserted by the Account Debtor thereunder, nor is it subject to any offset or contra account payable to the Account Debtor, including without limitation any potential offset for advertising rebates (in any case, unless the amount of such Receivable is net of such counterclaim, defense, offset or contra account established to the reasonable satisfaction of the Administrative Agent);

                  (k) it is not evidenced by an instrument or chattel paper;

                  (l) it does not arise from a sale to an Account Debtor on a bill-and-hold, guaranteed sale, sale-or-return, sale-on-approval, consignment or other repurchase or return basis;

                  (m) it is free and clear of all Liens other than Liens granted in favor of the Administrative Agent and Liens permitted by Sections 8.8(b) and (c) hereof;

                  (n)      it has not been pre-billed by a Designated Company;

                  (o) it is not owing by an Account Debtor whose total obligations to the Designated Companies exceeds a credit limit determined by the Administrative Agent in its reasonable business judgment;

                  (p)      it is not owing by ParView; and

                  (q) it is otherwise deemed to be an Eligible Receivable in the reasonable business judgment of the Administrative Agent.

                  "Environmental Laws" means all federal, state, local and foreign laws, statutes, rules, regulations, ordinances, programs, permits, guidances, orders and consent decrees relating to health, safety and environmental matters applicable to the business and property of each Designated Company. Such laws and regulations include but are not limited to the Resource Conservation and Recovery Act, 42 U.S.C.ss. 6901 et seq., as amended; the Comprehensive Environmental Response, Compensation and Liability Act ("CERCLA"), 42 U.S.C.ss. 9601 et seq., as amended; the Toxic Substance Act, 15 U.S.C.ss. 2601 et seq., as amended; the Clean Water Act, 33 U.S.C.ss. 466 et seq., as amended; the Clean Air Act, 42 U.S.C.ss. 7401 et seq., as amended; state and federal superlien and environmental cleanup programs; and U.S. Department of Transportation regulations.

                  "Environmental Notice" means any summons, citation, directive, information request, notice of potential responsibility, notice of violation or deficiency, order, claim, complaint, investigation, proceeding, judgment, letters or other written communication, actual or threatened, from the United States Environmental Protection Agency or other federal, state, local or foreign agency or authority, or any other entity or individual, public or private, concerning any intentional or unintentional act or omission which involves Management of Hazardous Substances on or off the property of any Designated Company; the imposition of any lien on property, including but not limited to liens asserted by government entities in connection with Responses to the presence or Release of Hazardous Substances; any alleged violation of or responsibility under Environmental Laws; and, after due inquiry and investigation, any knowledge of any facts which could give rise to any of the above.

                  "ERISA" means the Employee Retirement Income Security Act of 1974, as amended, or any successor statute thereto.

                  "Eurodollar Loan" means a Revolving Loan bearing interest at the rate specified in Section 1.4(b) hereof.

                  "Eurodollar Reserve Percentage" is defined in Section 1.4(b) hereof.

                  "Event of Loss" means, with respect to any Property, any of the following: (a) any loss, destruction or damage of such Property or (b) any condemnation, seizure, or taking, by exercise of the power of eminent domain or otherwise, of such Property, or confiscation of such Property or the requisition of the use of such Property.

                  "Event of Default" means any event or condition identified as such in Section 9.1 hereof.

                  "Excess Availability" shall mean, as of any time the same is to be determined, the amount (if any) by which (a) the lesser of the Borrowing Base as then determined and computed or the Revolving Credit Commitment as then in effect exceeds (b) the aggregate principal amount of Revolving Loans and L/C Obligations then outstanding and all reserves taken pursuant to Section 1.1.

                  "Existing Lender Group" means the agents and the lenders under the certain Loan and Security Agreement dated May 3, 1996 among the Borrower, Harris Trust and Savings Bank, as Administrative Agent and a Lender, American National Bank and Trust Company of Chicago, as Collateral Agent and a Lender and the other Lenders party thereto, as amended to date.

                  "Federal Funds Rate" means the fluctuating interest rate per annum described in part (x) of clause (ii) of the definition of Base Rate appearing in Section 1.4(a) hereof.

                  "Foreign Subsidiary" means a Subsidiary of the Borrower or any Designated Company organized under the laws of any country (or any political subdivision thereof) other than the United States of America or Canada.

                  "Franchise Inventory" shall mean Inventory (a) originally purchased by the Borrower pursuant to a vendor, supplier or distributor agreement that provides, unless otherwise agreed by the Administrative Agent in its reasonable business judgment, the Borrower with either of the following rights: stock rotation privileges or price protections substantially similar to those found in the Borrower's agreements with its vendors, suppliers and distributors in existence as of the Closing Date or (b) subject to written customer or supplier agreement(s) requiring the customer or supplier (as the case may be) to purchase all such Inventory upon termination of such agreement(s), in a manner reasonably satisfactory to the Administrative Agent.

                  "Funds Transfer and Deposit Account Liability" means the liability of any of the Designated Companies owing to any of the Lenders, or any Affiliates of such Lenders, arising out of (a) the execution or processing of electronic transfers of funds by automatic clearing house transfer, wire transfer or otherwise to or from the deposit accounts of any Designated Company now or hereafter maintained with any of the Lenders or their Affiliates,

(b) the acceptance for deposit or the honoring for payment of any check, draft or other item with respect to any such deposit accounts, and (c) any other deposit, disbursement, and cash management services afforded to any Designated Company by any of such Lenders or their Affiliates.

                  "GAAP" means generally accepted accounting principles set forth from time to time in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board (or agencies with similar functions of comparable stature and authority within the U.S. accounting profession), which are applicable to the circumstances as of the date of determination.

                  "Guaranties" means any guaranty of the Obligations now or hereafter delivered to the Administrative Agent.

                  "Hazardous Substances" means hazardous substances, hazardous wastes, hazardous waste constituents and reaction by-products, hazardous materials, pesticides, oil and other petroleum products, and toxic substances, including asbestos and PCBs, as those terms are defined pursuant to Environmental Laws.

                  "Hedging Liability" means the liability of any Designated Company under any agreements with respect of any interest rate, foreign currency and/or commodity exchanges, swaps, caps, collars, floors, forwards, options, or other similar arrangements as any Designated Company may from time to time enter into with any one or more of the Lenders party to this Agreement or their Affiliates for the purpose of hedging or otherwise protecting against interest rate, foreign currency and/or commodity exposure.

                  "Immaterial Designated Company" means a Designated Company (other than the Borrower) which at the relevant time has assets with an aggregate book value of $100,000 or less.

                  "Indebtedness for Borrowed Money" means for any Person (without duplication) (a) all indebtedness of such Person for borrowed money, whether current or funded, or secured or unsecured, (b) all indebtedness for the deferred purchase price of Property or services, (c) all indebtedness created or arising under any conditional sale or other title retention agreement with respect to Property acquired by such Person (even though the rights and remedies of the seller or lender under such agreement in the event of a default are limited to repossession or sale of such Property), provided, that if recourse for such indebtedness is limited to the Property acquired, the amount of such indebtedness shall be deemed to be equal to the book value of such Property, (d) all indebtedness secured by a purchase money mortgage or other Lien to secure all or part of the purchase price of Property subject to such mortgage or Lien,
(e) all obligations under leases which shall have been or must be, in accordance with GAAP, recorded as Capital Leases in respect of which such Person is liable as lessee, (f) any liability in respect of banker's acceptances or letters of credit, (g) any indebtedness, whether or not assumed, secured by Liens on Property acquired by such Person at the time of acquisition thereof, it being understood that the term

"Indebtedness for Borrowed Money" shall not include trade payables arising in the ordinary course of business (including, without limitation, trade accounts payable arising in the ordinary course of business between the Borrower and the other Designated Companies but only to the extent the same represents payment for goods sold and delivered in an arms length transaction on ordinary trade terms and are paid on a current basis), (h) obligations in respect of interest rate, foreign currency and/or commodity exchanges, swaps, caps, collars, floors, forward options or other similar arrangements entered into for the purpose of hedging or otherwise protecting against interest rate, foreign currency and/or commodity exposure, and (i) any guaranty of any of the foregoing.

                  "Interest Expense" means, with reference to any Person for any period, the sum of all interest expense of such Person determined in accordance with GAAP.

                  "Interest Period" is defined in Section 1.7 hereof.

                  "Inventory" means all finished goods, work-in-progress and raw materials (other than packaging, crating, and supplies inventory) held for sale in which any Designated Company now has or hereafter acquires title.

                  "Inventory Turnover" means an amount, determined as of March 31, 2003 and as of the last day of each calendar quarter thereafter, for the three-month period ending on such date, equal to (i) the product of the aggregate cost of goods sold for the applicable three-month period, multiplied by four (4), divided by (ii) the result of the aggregate gross book value of Inventory on the first day of each calendar month within such three-month period, divided by three (3). Inventory Turnover shall be calculated for the Designated Companies on a consolidated basis in accordance with GAAP and with reference to the financial statements of the Designated Companies for such period to be delivered to the Administrative Agent pursuant to Section 8.5(c).

                  "Junior Debt" means, collectively, (i) the 1994 Debt and (ii) Indebtedness for Borrowed Money owing to the landlord of Borrower's Miami, Florida facility under a certain promissory note dated May, 1994 in the original principal amount of $865,000, a certain promissory note dated May 1, 1995 in the original principal amount of $90,300, a certain promissory note dated October, 1996 in the original principal amount of $161,500 and a certain promissory note dated June 1, 1998 in the original amount of $32,000.

                  "L/C Issuer" means Harris Trust and Savings Bank.

                  "L/C Obligations" means the aggregate undrawn face amounts of all outstanding Letters of Credit and all unpaid Reimbursement Obligations.

                  "L/C Sublimit" means $15,000,000, as reduced from time to time pursuant to the terms hereof.

                  "Lease Lender" means a Person reasonably acceptable to the Administrative Agent that is providing Permitted Lease Financing to a Designated Company.

                  "Lenders" means and includes Harris Trust and Savings Bank and the other financial institutions from time to time party to this Agreement, including each assignee Lender pursuant to Section 12.12 hereof.

                  "Lending Office" is defined in Section 10.4 hereof.

                  "Letter of Credit" is defined in Section 1.3(a) hereof.

                  "LIBOR" is defined in Section 1.4(b) hereof.

                  "Lien" means any mortgage, lien, security interest, pledge, charge or encumbrance of any kind in the nature of the foregoing in respect of any Property, including the interests of a vendor or lessor under any conditional sale, Capital Lease or other title retention arrangement.

                  "Loan" means any Revolving Loan, whether outstanding as a Base Rate Loan or Eurodollar Loan, each of which is a "type" of Loan hereunder.

                  "Loan Documents" means this Agreement, the Revolving Notes, the Applications, the Collateral Documents, the Guaranties, and each other instrument or document to be delivered hereunder or thereunder or otherwise in connection therewith.

                  "Manage" or "Management" means to generate, handle, manufacture, process, treat, store, use, re-use, refine, recycle, reclaim, blend or burn for energy recovery, incinerate, accumulate speculatively, transport, transfer, dispose of, release, threaten to release or abandon Hazardous Substances.

                  "Material Adverse Effect" means (a) a material adverse change in, or material adverse effect upon, the operations, business, Properties, financial condition or performance of the Designated Companies, taken as a group, (b) a material impairment of the ability of the Designated Companies, taken as a group, to fulfill their obligations under the Loan Documents, or (c) a material adverse effect upon (i) the legality, validity, binding effect or enforceability against the Designated Companies of any Loan Document or the rights and remedies of the Administrative Agent and the Lenders thereunder or
(ii) the perfection or priority of any Lien granted under any Collateral Document with respect to any material portion of the Collateral.

                  "Moody's" means Moody's Investors Service, Inc.

                  "Net Cash Proceeds" means, as applicable, (a) with respect to any Disposition by a Person, cash and cash equivalent proceeds received by or for such Person's account, net of (i) reasonable direct costs relating to such Disposition and (ii) income, capital gains, sale, use or other transactional taxes paid or payable by such Person at the time of such Disposition as a direct result of such Disposition; and (b) with respect to any Event of Loss of a Person, cash and cash equivalent proceeds received by or for such Person's account (whether as a result of payments made under any applicable insurance policy therefor or in connection with condemnation proceedings or otherwise), net of (i) reasonable direct costs incurred in connection with the collection of such proceeds, awards or other payments and (ii) income or capital gains taxes paid or payable by such Person at the time of receipt of such insurance proceeds as a direct result of such Event of Loss.

                  "Net Income" means, with reference to any Person for any period, the net income (or net loss) of such Person for such period computed in accordance with GAAP.

                  "1994 Debt" means all indebtedness of the Borrower in respect of the certain $5,150,000 10-year 9% Subordinated Debenture due June 14, 2004 issued by the Borrower on June 14, 1994.

                  "Obligations" means all obligations of the Borrower to pay principal and interest on the Loans, all Reimbursement Obligations owing under the Applications, all fees and charges payable hereunder, and all other payment obligations of the Borrower or any other Designated Company arising under or in relation to any Loan Document, all obligations of the Borrower or any other Designated Company in respect of Hedging Liabilities and all obligations of the Borrower or any other Designated Company in respect of Funds Transfer and Deposit Account Liability, in each case whether now existing or hereafter arising, due or to become due, direct or indirect, absolute or contingent, and howsoever evidenced, held or acquired.

                  "Participating Interest" is defined in Section 1.3(d) hereof.

                  "Participating Lender" is defined in Section 1.3(d) hereof.

                  "ParView" means, collectively, ParView, Inc. and each of its Affiliates.

                  "ParView Leases" means, collectively, all leases or similar agreements in existence between ParView and its customers and relating to products of any Designated Company.

                  "PBGC" means the Pension Benefit Guaranty Corporation or any Person succeeding to any or all of its functions under ERISA.

                  "Permitted Lease Financing" means indebtedness not in excess of $5,000,000 incurred by a Designated Company to Lease Lender on terms and conditions, and pursuant to agreements and documents, reasonably satisfactory to the Administrative Agent and secured only by Liens permitted under Section 8.7(k) hereof.

                  "Permitted Overadvance" means an amount approved in the sole discretion of the Administrative Agent not to exceed $2,000,000 at any one time outstanding by which the outstanding principal balance of Revolving Loans, L/C Obligations and reserves taken pursuant to Section 1.1 hereof knowingly exceeds the Borrowing Base as then determined and computed and/or subsequent to the occurrence of a Default or Event of Default; provided, however, that (a) Permitted Overadvances shall be advanced only if, in Administrative Agent's judgment, such Permitted Overadvances are necessary or desirable to preserve or protect the Collateral, or any portion thereof, or to enhance the likelihood of, or maximize the amount of, repayment by the Borrower of the Obligations, (b) Permitted Overadvances shall not knowingly be permitted to be outstanding for a period exceeding 60 consecutive days (herein a "Permitted Overadvance Period"),
(c) each Permitted Overadvance Period shall be separated from all other Permitted Overadvance Periods by at least 30 consecutive days, and (d) no more than 2 such Permitted Overadvance Periods shall be permitted to occur in any period of 365 consecutive days.

                  "Person" means an individual, partnership, corporation, limited liability company, association, trust, unincorporated organization or any other entity or organization, including a government or agency or political subdivision thereof.

                  "Plan" means any employee pension benefit plan covered by Title IV of ERISA or subject to the minimum funding standards under Section 412 of the Code that either (a) is maintained by a member of the Controlled Group for employees of a member of the Controlled Group or (b) is maintained pursuant to a collective bargaining agreement or any other arrangement under which more than one employer makes contributions and to which a member of the Controlled Group is then making or accruing an obligation to make contributions or has within the preceding five plan years made contributions.

                  "Pledge Agreements" means, collectively, (a) that certain Pledge Agreement of even date herewith, between the Borrower and the Administrative Agent, and (b) each other Pledge Agreement now delivered by any Designated Company to the Administrative Agent with respect to the equity of any other Designated Company, as each of the same may be amended, modified, supplemented or restated from time to time.

                  "Property" means, as to any Person, all types of real, personal, tangible, intangible or mixed property owned by such Person whether or not included in the most recent balance sheet of such Person and its subsidiaries under GAAP.

                  "Receivables" means all rights to the payment of a monetary obligation, now or hereafter owing to any Designated Company, evidenced by accounts, contract rights, instruments, chattel paper or general intangibles.

                  "Reimbursement Obligation" is defined in Section 1.3(c) hereof.

                  "Release" means any actual or threatened spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, dumping or disposing of Hazardous Substances into the environment, as "environment" is defined in CERCLA.

                  "Required Lenders" means, as of the date of determination thereof, (a) so long as there are only two or fewer Lenders, all Lenders and (b) to the extent there are more than two Lenders, at least two Lenders whose outstanding Loans and interests in Letters of Credit and Unused Revolving Credit Commitments constitute more than 50% of the sum of the total outstanding Loans, interests in Letters of Credit, and Unused Revolving Credit Commitments of the Lenders.

                  "Respond" or "Response" means any action taken pursuant to Environmental Laws to correct, remove, remediate, cleanup, prevent, mitigate, monitor, evaluate, investigate or assess the Release of a Hazardous Substance.

                  "Restricted Payments" is defined in Section 8.12 hereof.

                  "Revolver Percentage" means, for each Lender, the percentage of the Revolving Credit Commitments represented by such Lender's Revolving Credit Commitment or, if the Revolving Credit Commitments have been terminated, the percentage held by such Lender (including through participation interests in Reimbursement Obligations) of the aggregate principal amount of all Revolving Loans and L/C Obligations then outstanding.

                  "Revolving Credit" means the credit facility for making Revolving Loans and issuing Letters of Credit described in Sections 1.1 and 1.3 hereof.

                  "Revolving Credit Commitment" means, as to any Lender, the obligation of such Lender to make Revolving Loans and to participate in Letters of Credit issued for the account of the Borrower hereunder in an aggregate principal or face amount at any one time outstanding not to exceed the amount set forth opposite such Lender's name on Schedule 1 attached hereto and made a part hereof, as the same may be reduced or modified at any time or from time to time pursuant to the terms hereof. The Borrower and the Lenders acknowledge and agree that the Revolving Credit Commitments of the Lenders aggregate $65,000,000 on the date hereof.

                  "Revolving Loan" is defined in Section 1.1 hereof and, as so defined, includes a Base Rate Loan or a Eurodollar Loan, each of which (as so defined) is a "type" of Revolving Loan hereunder.

                  "Revolving Note" is defined in Section 1.2 hereof.

                  "S&P" means Standard & Poor's Ratings Services Group, a division of The McGraw-Hill Companies, Inc.

                  "Security Agreements" means, collectively, (a) that certain Security Agreement of even date herewith, between the Borrower and the Administrative Agent and (b) each other Security Agreement now or hereafter executed by a Designated Company and delivered to the Administrative Agent, as each of the same may be amended, modified, supplemented or restated from time to time.

                  "Slow-Moving Inventory" means the sum of (a) 50% of the value of Inventory aged more than 18 months from the date of last receipt, but less than or equal to 36 months from the date of last receipt, and (b) 100% of the value of Inventory aged more than 36 months from the date of last receipt.

                  "Subordinated Debt" means collectively, (i) the Junior Debt and (ii) all other Indebtedness for Borrowed Money owing to any Person on terms and conditions, and in such amounts, as are reasonably acceptable to the Administrative Agent and the Required Lenders and which is subordinated in right of payment to the prior payment in full of the Obligations pursuant to written subordination provisions approved in writing by the Administrative Agent and the Required Lenders.

                  "Subsidiary" means, as to any particular parent corporation or organization, any other corporation or organization more than 50% of the outstanding Voting Stock of which is at the time directly or indirectly owned by such parent corporation or organization or by any one or more other entities which are themselves subsidiaries of such parent corporation or organization. Unless otherwise specifically referred to herein, the term "Subsidiary" means a Subsidiary of the Borrower or of any of its direct or indirect Subsidiaries.

                  "Tangible Net Worth" means, with respect to the Designated Companies, the total shareholders' equity (including capital stock, additional paid-in-capital and retained earnings after deducting treasury stock, but excluding minority interests in Subsidiaries) which would appear on the balance sheet of such Person determined in accordance with GAAP, minus the sum of (a) all assets which would be classified as intangible assets under GAAP, including, without limitation, goodwill, patents, trademarks, trade names, copyrights, franchises and deferred charges (including, without limitation, unamortized debt discount and expense, organization costs and deferred research and development expense) and similar assets and (b) the write-up of assets above cost, all determined on a consolidated basis in accordance with GAAP, and plus any Closing Date Prepayment Fees that are capitalized by the Designated Companies.

                  "Termination Date" means May 14, 2006, or such earlier date on which the Revolving Credit Commitments are terminated in whole pursuant to Sections 1.12, 9.2 or 9.3 hereof.

                  "Unfunded Vested Liabilities" means, for any Plan at any time, the amount (if any) by which the present value of all vested nonforfeitable accrued benefits under such Plan exceeds the fair market value of all Plan assets allocable to such benefits, all determined as of the then most recent valuation date for such Plan, but only to the extent that such excess represents a potential liability of a member of the Controlled Group to the PBGC or the Plan under Title IV of ERISA.

                  "Unused Revolving Credit Commitments" means, at any time, the difference between the Revolving Credit Commitments then in effect and the aggregate outstanding principal amount of Revolving Loans and L/C Obligations.

                  "Voting Stock" of any Person means capital stock or other equity interests of any class or classes (however designated) having ordinary power for the election of directors or other similar governing body of such Person, other than stock or other equity interests having such power only by reason of the happening of a contingency.

                  "Welfare Plan" means a "welfare plan" as defined in Section 3(1) of ERISA.

                  "Wholly-owned Subsidiary" means a Subsidiary of which all of the issued and outstanding shares of capital stock (other than directors' qualifying shares as required by law) or other equity interests are owned by the Borrower and/or one or more Wholly-owned Subsidiaries within the meaning of this definition.

                  Section 5.2       Interpretation.
                                    --------------

                  The foregoing definitions are equally applicable to both the singular and plural forms of the terms defined. The words "hereof", "herein", and "hereunder" and words of like import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. All references to time of day herein are references to Chicago, Illinois, time unless otherwise specifically provided. Where the character or amount of any asset or liability or item of income or expense is required to be determined or any consolidation or other accounting computation is required to be made for the purposes of this Agreement, it shall be done in accordance with GAAP except where such principles are inconsistent with the specific provisions of this Agreement.

                  Section 5.3       Change in Accounting Principles.
                                    -------------------------------

                  If, after the date of this Agreement, there shall occur any change in GAAP from those used in the preparation of the financial statements referred to in Section 6.5 hereof and such change shall result in a change in the calculation of any financial covenant, standard or term found in this Agreement, either the Borrower or the Required Lenders may by notice to the Lenders and the Borrower, respectively, require that the Lenders and the Borrower negotiate in good faith (with no fee payable by the Borrower with respect thereto) to amend such covenants, standards, and term so as equitably to reflect such change in accounting principles, with the desired result being that the criteria for evaluating the financial condition of the Borrower and its Subsidiaries shall be the same as if such change had not been made. No delay by the Borrower or the Required Lenders in requiring such negotiation shall limit their right to so require such a negotiation at any time after such a change in accounting principles. Until any such covenant, standard, or term is amended in accordance with this Section 5.3, financial covenants shall be computed and determined in accordance with GAAP in effect prior to such change in accounting principles. Without limiting the generality of the foregoing, the Borrower shall neither be deemed to be in compliance with any financial covenant hereunder nor out of compliance with any financial covenant hereunder if such state of compliance or noncompliance, as the case may be, would not exist but for the occurrence of a change in accounting principles after the date hereof.

                                   SECTION 6.
                         REPRESENTATIONS AND WARRANTIES.

                  The Borrower represents and warrants to the Administrative Agent and the Lenders as follows:

                  Section 6.1       Organization and Qualification.
                                    ------------------------------

                  The Borrower is duly organized, validly existing and in good standing as a corporation under the laws of the State of Delaware, has full and adequate power to own its Property and conduct its business as now conducted, and is duly licensed or qualified and in good standing in each jurisdiction in which the nature of the business conducted by it or the nature of the Property owned or leased by it requires such licensing or qualifying, except where the failure to do so would not have a Material Adverse Effect.

                  Section 6.2       Designated Companies.
                                    --------------------

                  Each Designated Company (other than the Borrower) is duly organized, validly existing and in good standing under the laws of the jurisdiction in which it is incorporated or organized, as the case may be, has full and adequate power to own its Property and conduct its business as now conducted, and is duly licensed or qualified and in good standing in each jurisdiction in which the nature of the business conducted by it or the nature of the Property owned or leased by it requires such licensing or qualifying, except where the failure to do so would not have a Material Adverse Effect.
Schedule 6.2 hereto identifies each such Designated Company, the jurisdiction of its incorporation or organization, as the case may be, the percentage of issued and outstanding shares of each class of its capital stock or other equity interests owned by the Borrower and the other Designated Companies and, if such percentage is not 100% (excluding directors' qualifying shares as required by law), a description of each class of its authorized capital stock and other equity interests and the number of shares of each class issued and outstanding. All of the outstanding shares of capital stock and other equity interests of each Designated Company are validly issued and outstanding and fully paid and nonassessable and all such shares and other equity interests indicated on
Schedule 6.2 as owned by the Borrower or another Designated Company are owned, beneficially and of record, by the Borrower or such other Designated Company free and clear of all Liens other than the Liens granted in favor of the Administrative Agent pursuant to the Collateral Documents. There are no outstanding commitments or other obligations of any Designated Company to issue, and no options, warrants or other rights of any Person to acquire, any shares of any class of capital stock or other equity interests of any Designated Company.

                  Section 6.3       Authority and Validity of Obligations.
                                    -------------------------------------

                  The Borrower has full right and authority to enter into this Agreement and the other Loan Documents executed by it, to make the borrowings herein provided for, to issue its Revolving Notes in evidence thereof, to grant to the Administrative Agent the Liens described in the Collateral Documents executed by the Borrower, and to perform all of its obligations hereunder and under the other Loan Documents executed by it. Each Designated Company (other than the Borrower) has full right and authority to enter into the Loan Documents executed by it, to guarantee the obligations of the Borrower, to grant to the Administrative Agent the Liens described in the Collateral Documents executed by such Person, and to perform all of its obligations under the Loan Documents executed by it. The Loan Documents delivered by each Designated Company have been duly authorized, executed, and delivered by such Person and constitute valid and binding obligations of such Person enforceable against it in accordance with their terms, except as such enforceability may be limited by applicable bankruptcy laws and laws affecting the enforcement of creditors' rights generally; and this Agreement and the other Loan Documents do not, nor does the performance or observance by any Designated Company of any of the matters and things herein or therein provided for, (a) contravene or constitute a default under any provision of law or any judgment, injunction, order or decree binding upon any Designated Company or any provision of the organizational documents (e.g., charter, articles of incorporation or by-laws, articles of association or operating agreement, or partnership agreement, or other similar constituent document) of any Designated Company, (b) contravene or constitute a default under any covenant, indenture or agreement of or affecting any Designated Company or any of its Property, which default could reasonably be expected to have a Material Adverse Effect, or (c) result in the creation or imposition of any Lien on any Property of any Designated Company other than the Liens granted in favor of the Administrative Agent pursuant to the Collateral Documents.

                  Section 6.4       Use of Proceeds; Margin Stock.
                                    ------------------------------

                  The Borrower shall use the proceeds of the Revolving Credit made available hereunder to repay in full Indebtedness for Borrowed Money owing to the Existing Lender Group, for general working capital purposes, for financing Capital Expenditures permitted by this Agreement, and for such other legal and proper purposes as are consistent with this Agreement and all applicable laws. No Designated Company is engaged in the business of extending credit for the purpose of purchasing or carrying margin stock (within the meaning of Regulation U of the Board of Governors of the Federal Reserve System), and no part of the proceeds of any Revolving Loan or any other extension of credit made hereunder will be used to purchase or carry any such margin stock or to extend credit to others for the purpose of purchasing or carrying any such margin stock. Margin stock (as hereinabove defined) constitutes less than 25% of those assets of the Designated Companies which are subject to any limitation on sale, pledge, or other restriction hereunder. On the Closing Date, and immediately following the execution and delivery of this Agreement, the parties acknowledge that the Borrower has used the proceeds of the Revolving Credit to repay and satisfy in full all of the Indebtedness for Borrowed Money and other obligations owing by the Borrower and the other Designated Companies to the Existing Lender Group and, in connection therewith, the Collateral Agent thereunder has released all of its Liens on the Property of the Borrower and the other Designated Companies and the certain Loan and Security Agreement dated May 3, 1996, as amended, with the Existing Lender Group has been terminated (other than with respect to indemnity obligations that by their terms survive the termination thereof).

                  Section 6.5       Financial Reports.
                                    -----------------

                  The consolidated balance sheet of the Companies as at December 31, 2002, and the related consolidated statements of income, retained earnings and cash flows of the Companies for the fiscal year then ended, and accompanying notes thereto, and the unaudited interim consolidated balance sheet of the Companies as at February 28, 2003, and the related unaudited consolidated statements of income, retained earnings and cash flows of the Companies for the two (2) months then ended, heretofore furnished to the Administrative Agent and the Lenders, fairly present the consolidated financial condition of the Companies as at said dates and the consolidated results of their operations and cash flows for the periods then ended in conformity with GAAP applied on a consistent basis (and, in the case of interim financial statement, subject to the absence of footnote disclosures and normal quarter or year-end adjustments). No Designated Company has contingent liabilities which are material to it other than as indicated on such financial statements (or the notes thereto) or, with respect to future periods, on the financial statements furnished pursuant to Section 8.5 hereof.

                  Section 6.6       No Material Adverse Change.
                                    --------------------------

                  Since December 31, 2002, there has been no change in the financial condition or business prospects of the Designated Companies except those occurring in the ordinary course of business, none of which individually or in the aggregate could reasonably be expected to result in a Material Adverse Effect.

                  Section 6.7       Full Disclosure.
                                    ---------------

                  The written statements and information furnished to the Administrative Agent and the Lenders in connection with the negotiation of this Agreement and the other Loan Documents and the commitments by the Lenders to provide all or part of the financing contemplated hereby do not contain any untrue statements of a material fact or omit a material fact necessary to make the material statements contained herein or therein not materially misleading.

                  Section 6.8       Trademarks, Franchises, and Licenses.
                                    ------------------------------------

                  Each Designated Company owns, possesses, or has the right to use all necessary patents, licenses, franchises, trademarks, trade names, trade styles, copyrights, trade secrets, know how and confidential commercial and proprietary information material to the conduct of its businesses as now conducted, without known conflict with any patent, license, franchise, trademark, trade name, trade style, copyright or other proprietary right of any other Person, which conflict could reasonably be expected to have a Material Adverse Effect, all of which as of the Closing Date are described on Schedule
6.8 hereto.

                  Section 6.9       Governmental Authority and Licensing.
                                    ------------------------------------

                  Each Designated Company has received all licenses, permits, and approvals of all federal, state, and local governmental authorities, if any, necessary to conduct their businesses, in each case where the failure to obtain or maintain the same could reasonably be expected to have a Material Adverse Effect. No investigation or proceeding which, if adversely determined, could reasonably be expected to result in revocation or denial of any license, permit, or approval is pending or, to the knowledge of the Borrower, threatened, which revocation or denial could reasonably be expected to have a Material Adverse Effect.

                  Section 6.10      Good Title.
                                    ----------

                  Each Designated Company has good and defensible title (or valid leasehold interests) to all of its material assets as reflected on the most recent consolidated balance sheet of the Companies furnished to the Administrative Agent and the Lenders (except for sales of assets in the ordinary course of business and disposals of Property permitted pursuant to Section 8.10), subject to no Liens other than such thereof as are permitted by Section
8.8 hereof.

                  Section 6.11      Litigation and Other Controversies.
                                    ----------------------------------

                  No judgments are outstanding against any Designated Company nor is there any litigation or governmental or arbitration proceeding or labor controversy pending, nor to the knowledge of the Borrower threatened, against any Designated Company, except judgments, litigations, proceedings and controversies which, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect.

                  Section 6.12      Taxes.
                                    -----

                  All tax returns involving tax liabilities in an aggregate amount in excess of $100,000 required to be filed (taking into account any extensions thereof) by any Designated Company in any jurisdiction have, in fact, been filed, and all taxes, assessments, fees and other governmental charges upon each Designated Company or upon any of its Property, income or franchises, in an aggregate amount in excess of $100,000 and which are shown to be due and payable in such returns, have been paid, except such taxes, assessments, fees and governmental charges, if any, as are being contested in good faith and by appropriate proceedings which prevent enforcement of the matter under contest and as to which adequate reserves established in accordance with GAAP have been provided. As of the date hereof, the Borrower does not know of any proposed additional tax assessments in an aggregate amount in excess of $100,000 against any Designated Company for which adequate provisions in accordance with GAAP have not been made on their accounts. Adequate provisions in accordance with GAAP for taxes on the books of each Designated Company have been made for all open years, and for its current fiscal period. The parties hereto acknowledge that Borrower's federal tax return for 2001 is currently being audited by the Internal Revenue Service.

                  Section 6.13      Approvals.
                                    ---------

                  No authorization, consent, license, or exemption from, or filing or registration with, any court or governmental department, agency or instrumentality, nor any approval or consent of any other Person, is or will be necessary to the valid execution, delivery or performance by any Designated Company of any Loan Document, except for (a) such approvals which have been obtained prior to the date of this Agreement and remain in full force and effect and (b) the filing of Uniform Commercial Code financing statements by the Administrative Agent.

                  Section 6.14      Affiliate Transactions.
                                    ----------------------

                  Except as set forth in Section 8.15, no Designated Company is a party to any contracts or agreements with any of its Affiliates involving consideration in excess of $100,000 on terms and conditions which are less favorable to such Designated Company than would be usual and customary in similar contracts or agreements between Persons not affiliated with each other.

                  Section 6.15      Investment Company; Public Utility Holding
                                    ------------------------------------------
Company.
-------

                  No Designated Company is an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended, or a "public utility holding company" within the meaning of the Public Utility Holding Company Act of 1935, as amended.

                  Section 6.16      ERISA.
                                    -----

                  Each Designated Company and each other member of its Controlled Group has fulfilled its obligations under the minimum funding standards of and is in compliance in all material respects with ERISA and the Code to the extent applicable to it and has not incurred any liability to the PBGC or a Plan under Title IV of ERISA other than a liability to the PBGC for premiums under Section 4007 of ERISA. No Designated Company has any contingent liabilities in excess of $100,000 with respect to any post-retirement benefits under a Welfare Plan, other than liability for continuation coverage described in article 6 of Title I of ERISA.

                  Section 6.17      Compliance with Laws.
                                    --------------------

                  Each Designated Company is in compliance with the requirements of all federal, state and local laws, rules and regulations applicable to or pertaining to their Property or business operations (including, without limitation, the Occupational Safety and Health Act of 1970 and the Americans with Disabilities Act of 1990), where any such non-compliance, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

                  Section 6.18      Other Agreements.
                                    ----------------

                  No Designated Company is in default under the terms of any covenant, indenture or agreement of or affecting such Person or any of its Property, which default if uncured could reasonably be expected to have a Material Adverse Effect. There is no dispute regarding any agreement, contract, lease or commitment, which dispute would be reasonably likely to have a Material Adverse Effect.

                  Section 6.19      Solvency.
                                    --------

                  Each Designated Company is solvent, able to pay its debts as they become due, and have sufficient capital to carry on their business and all businesses in which it is about to engage, and now owns property having a value both at fair valuation, and at present fair saleable value, greater than the amount required to pay its debts, including without limitation the Obligations. The Eligible Inventory and the Eligible Receivables supporting the Revolving Loans to the Borrower are sufficient in value to provide the Borrower and the other Designated Companies with sufficient working capital and Excess Availability to enable them to profitably operate their businesses, meet all debt amortization requirements and perform their obligations under the Loan Documents and the other agreements evidencing Indebtedness for Borrowed Money of the Designated Companies. No Designated Company will be rendered insolvent by the execution and delivery of any of the Loan Documents or by completion of the transactions contemplated hereunder or thereunder.

                  Section 6.20      No Event of Default.
                                    -------------------

                  No Event of Default has occurred and is continuing.

                  Section 6.21      Business Plans.
                                    --------------

                  Borrower's business plans furnished on the date hereof have been, and the Borrower's business plans to be furnished in accordance with
Section 7.1 will be, prepared by the Borrower and its financial personnel in light of the past business of the Designated Companies and represent or will represent, as applicable, as of the date thereof, the reasonable good faith belief of the Borrower and such personnel as to the probable course of the business of the Designated Companies, subject to the assumptions and qualifications stated therein, it being understood that no assurance is given that the actual financial results of the Designated Companies will not be materially different from the projected results set forth in such business plans as a result of events or factors that impact or effect the assumptions and qualifications underlying such business plans.

                  Section 6.22      Employee Controversies.
                                    ----------------------

                  Except as disclosed on Schedule 6.22 attached hereto, (a) there are no controversies pending or, to the best of the Borrower's knowledge, threatened, between any Designated Company and any of its respective employees, other than employee grievances and controversies arising in the ordinary course of business which would not, in the aggregate, be reasonably likely to have a Material Adverse Effect, (b) each Designated Company is in material compliance with all federal and state laws respecting employment and employment terms, conditions and practices, except for such noncompliance as would not be reasonably likely to have a Material Adverse Effect and (c) as of the date hereof, no Designated Company has any union representation questions, grievances, discrimination or unfair labor practice complaints pending or threatened against it.

                  Section 6.23      Environmental Matters.
                                    ---------------------

                  Except as disclosed on Schedule 6.23 attached hereto, (a) no Designated Company has Managed Hazardous Substances on or off its property other than in compliance with Environmental Laws, except for such noncompliance as could not be reasonably likely to have a Material Adverse Effect; (b) each Designated Company has complied in all material respects with Environmental Laws regarding transfer, construction on and operation of its business and property, including but not limited to notifying authorities, observing restrictions on use, transferring, modifying or obtaining permits, licenses, approvals and registrations, making required notices, certifications and submissions, complying with financial liability requirements, Managing Hazardous Substances and Responding to the presence or Release of Hazardous Substances connected with operation of the business or property; (c) the noncompliance by each Designated Company with Environmental Laws would not be reasonably likely to have a Material Adverse Effect; (d) no Designated Company has any material contingent liability with respect to the Management of any Hazardous Substance; (e) no Designated Company shall permit others to Manage, whether on or off its respective property, Hazardous Substances connected with the operation of its business or property, except in compliance with Environmental Laws, except for such noncompliance as could not be reasonably likely to have a Material Adverse Effect; (f) each Designated Company shall take prompt action in compliance with Environmental Laws to Respond to the on-site or off-site Release of Hazardous Substances connected with the operation of its business or property; and (g) no Designated Company has received any Environmental Notice, a copy of which has not been promptly forwarded to the Administrative Agent.

                  Section 6.24      Fees to Third Parties.
                                    ---------------------

                  As of the date hereof, no Company is in any way obligated to any Person in respect of any finder's or broker's fee or similar commission in connection with the closing of the transactions evidenced by the Loan Documents. The Borrower agrees to indemnify the Administrative Agent and each Lender and hold the Administrative Agent and each Lender harmless from any claims for any finder's or broker's fees or similar commissions from any Persons.

                  Section 6.25      Subsidiaries; Joint Ventures; Partnerships.
                                    ------------------------------------------

                  As of the date hereof, no Designated Company has any Subsidiaries except as set forth on Schedule 6.2 attached hereto. Schedule 6.2 specifically identifies each such Subsidiary that is not a Designated Company. No Designated Company is engaged in any joint venture or partnership with any other Person, except as set forth on Schedule 6.2 attached hereto.

                                   SECTION 7.
                              CONDITIONS PRECEDENT.

                  The obligation of each Lender to advance any Revolving Loan or of the L/C Issuer to issue, extend the expiration date (including by not giving notice of non-renewal) of or increase the amount of any Letter of Credit under this Agreement, shall be subject to the following conditions precedent:

                  Section 7.1       All Credit Events.
                                    -----------------

                  At the time of each Credit Event hereunder:

                  (a) each of the representations and warranties set forth herein and in the other Loan Documents shall be and remain true and correct in all material respects as of said time, except to the extent the same expressly relate to an earlier date;

                  (b) the Designated Companies shall be in compliance in all material respects with all of the terms and conditions hereof and of the other Loan Documents, and no Default or Event of Default shall have occurred and be continuing or would occur as a result of such Credit Event; provided, however, that the Lenders (or the Administrative Agent, in the case of Revolving Loans made pursuant to Section 3.2(e) hereof), in their sole discretion, may continue to make advances with respect to a Credit Event notwithstanding the existence of any Default or Event of Default and any such advances so made shall not be deemed a waiver of any such Default or Event of Default;

                  (c) in the case of any request for an extension of credit under the Revolving Credit, after giving effect to such extension of credit, the aggregate principal amount of all Revolving Loans, L/C Obligations and any reserves taken pursuant to Section 1.1 hereof shall not exceed the lesser of (i) the Revolving Credit Commitments and (ii) the Borrowing Base plus any then Permitted Overadvances as then determined and computed;

                  (d) in the case of a Borrowing the Administrative Agent shall have received the notice required by Section 1.6 hereof, in the case of the issuance of any Letter of Credit the L/C Issuer shall have received a duly completed Application for such Letter of Credit together with any fees called for by Section 2.1 hereof, and, in the case of an extension or increase in the amount of a Letter of Credit, a written request therefor in a form reasonably acceptable to the L/C Issuer together with fees called for by Section 2.1 hereof; and

                  (e) such Credit Event shall not violate any order, judgment or decree of any court or other governmental authority or any provision of law or regulation applicable to the Administrative Agent or any Lender (including, without limitation, Regulation U of the Board of Governors of the Federal Reserve System) as then in effect.

                  Each request for a Borrowing hereunder and each request for the issuance of, increase in the amount of, or extension of the expiration date of, a Letter of Credit shall be deemed to be a representation and warranty by the Borrower on the date on such Credit Event as to the facts specified in subsections (a) through (d), both inclusive, of this Section.

                  Section 7.2       Initial Credit Event.
                                    --------------------

                  Before or concurrently with the initial Credit Event:

                  (a) the Administrative Agent shall have received for each Lender this Agreement duly executed by the Borrower and the Lenders;

                  (b) the Administrative Agent shall have received for each Lender such Lender's duly executed Revolving Notes of the Borrower dated the date hereof and otherwise in compliance with the provisions of Section 1.2 hereof;

                  (c) the Administrative Agent shall have received the duly executed Collateral Documents, together with (to the extent not heretofore delivered to the Administrative Agent) (i) except to the extent represented by uncertificated securities, original stock certificates or other similar instruments or securities representing all of the issued and outstanding shares of capital stock or other equity interests of each Designated Company (other than the Borrower), (ii) patent, trademark, and copyright collateral agreements as the Administrative Agent shall reasonably require, and (iii) subject to
Section 4.2 hereof, deposit account and securities account control agreements as the Administrative Agent shall reasonably require and the duly executed Guaranty of each Designated Company other than the Borrower;

                  (d) the Administrative Agent shall have received evidence of insurance required to be maintained under the Loan Documents, naming the Administrative Agent as lenders loss payee and additional insured, as applicable;

                  (e) the Administrative Agent shall have received for each Lender copies of each Designated Company's organizational documents (e.g., articles of incorporation or by-laws, or other similar constituent document) and any amendments thereto, certified in each instance by its Secretary or Assistant Secretary;

                  (f) the Administrative Agent shall have received for each Lender copies of resolutions of each Designated Company's Board of Directors authorizing the execution, delivery and performance of this Agreement and the other Loan Documents to which it is a party and the consummation of the transactions contemplated hereby and thereby, together with specimen signatures of the persons authorized to execute such documents on such Designated Company's behalf, all certified in each instance by its Secretary or Assistant Secretary;

                  (g) the Administrative Agent shall have received for each Lender copies of the certificates of good standing for each Designated Company (dated no earlier than 25 days prior to the date hereof) from the office of the secretary of the state of its incorporation or organization and of each state in which it is qualified to do business as a foreign corporation or organization;

                  (h) the Administrative Agent shall have received for each Lender a list of the Borrower's Authorized Representatives;

                  (i) the Administrative Agent shall have received an executed fee letter called for by Section 2.1(c) hereof, and the Administrative Agent shall have received for itself and for the Lenders the initial fees called for by Section 2.1 hereof and all reimbursement for expenses of the Administrative Agent incurred through the date thereof;

                  (j) the Administrative Agent shall have received financing statement, tax, suit and judgment lien search results against the Property of Designated Companies evidencing the absence of Liens on its Property except as permitted by Section 8.8 hereof;

                  (k) all financing statements and other documents relating to the Collateral shall have been filed or recorded, as appropriate;

                  (l) the Administrative Agent shall have received a Solvency Certificate with respect to the Designated Companies;

                  (m) the Administrative Agent shall have received a Borrowing Base Certificate in the form attached hereto as Exhibit C showing the computation of the Borrowing Base in reasonable detail as of the close of business not earlier than five (5) days prior to the initial Credit Event hereunder; and such Borrowing Base Certificate shall reflect that after the initial Revolving Loans have been made hereunder, the initial Letters of Credit have been issued hereunder, all closing costs in connection with the transaction contemplated hereby have been paid (or if accrued, treated as paid) and all Indebtedness for Borrowed Money of the Borrower to the Existing Lender Group has been repaid in full, Excess Availability is at least $10,000,000;

                  (n) the Administrative Agent shall have received for each Lender the favorable written opinion of counsel to the Designated Companies, in form and substance satisfactory to the Administrative Agent; and

                  (o) the Administrative Agent shall have received for the account of the Lenders such other agreements, instruments, documents, certificates, and opinions as the Administrative Agent may reasonably request.

                                   SECTION 8.
                                   COVENANTS.

                  The Borrower agrees that, so long as any credit is available to or in use by the Borrower hereunder, except to the extent compliance in any case or cases is waived in writing pursuant to the terms of Section 12.13 hereof:

                  Section 8.1       Maintenance of Business.
                                    -----------------------

                  Each Designated Company shall preserve and maintain its existence, except (with respect to each Designated Company other than the Borrower) to the extent such existence is no longer required in connection with the operations of the business of the Borrower and the Designated Companies in the ordinary course, taken as a whole, and the dissolution of which could not reasonably be expected to have a Material Adverse Effect. Each Designated Company shall preserve and keep in force and effect all licenses, permits, franchises, approvals, patents, trademarks, trade names, trade styles, copyrights and other proprietary rights necessary to the proper conduct of its business where the failure to do so could reasonably be expected to have a Material Adverse Effect.

                  Section 8.2       Maintenance of Properties.
                                    -------------------------

                  Each Designated Company shall maintain, preserve and keep all of its material Property, plant and equipment in good repair, working order and condition (ordinary wear and tear excepted) and shall from time to time make all needful and proper repairs, renewals, replacements, additions and betterments thereto so that at all times the efficiency thereof shall be fully preserved and maintained; provided, that this Section 8.2 shall not restrict any Designated Company from consummating any disposition of Property permitted pursuant to
Section 8.10.

                  Section 8.3       Taxes and Assessments.
                                    ---------------------

                  Each Designated Company shall duly pay and discharge all taxes, rates, assessments, fees and governmental charges upon or against it or its Property, in each case before the same become delinquent and before penalties accrue thereon, other than taxes, rates, assessments, fees and charges in an aggregate amount of less than $100,000 and other than such taxes, rates, assessments, fees and charges that are being contested in good faith and by appropriate proceedings which prevent enforcement of the matter under contest and adequate reserves are provided therefor, so long as such contest would not be reasonably likely to have a Material Adverse Effect.

                  Section 8.4       Insurance.
                                    ---------

                  (a) Each Designated Company shall insure and keep insured with good and responsible insurance companies, all insurable Property owned by it which is of a character usually insured by Persons similarly situated and operating like Properties against loss or damage from such hazards and risks, and in such amounts, as are insured by Persons similarly situated and operating like Properties; and each Designated Company shall insure such other hazards and risks (including, without limitation, employers' and public liability risks) with good and responsible insurance companies as and to the extent usually insured by Persons similarly situated and conducting similar businesses. Each Designated Company shall in any event maintain insurance on the Collateral to the extent required by the Collateral Documents including, without limitation, naming the Administrative Agent as additional insured and/or loss payee on all such insurance policies, as applicable, under lender loss payable endorsements satisfactory to the Administrative Agent. The Borrower shall, upon the request of the Administrative Agent, furnish to the Administrative Agent and the Lenders a certificate setting forth in summary form the nature and extent of the insurance maintained pursuant to this Section.

                  (b) The Borrower hereby directs all insurers under such policies of insurance to pay all proceeds of insurance policies directly to the Administrative Agent for application against the Obligations. The Borrower irrevocably makes, constitutes and appoints the Administrative Agent (and all officers, employees or agents designated by the

Administrative Agent), as the Borrower's true and lawful attorney-in-fact for the purpose of (a) making, settling and adjusting claims under all such policies of insurance and for making all determinations and decisions with respect to such policies of insurance; provided, that if no Event of Default or Default is in existence, the Borrower shall be permitted to take such actions with respect to each claim of less than Two Million Five Hundred Thousand Dollars ($2,500,000); and (b) endorsing the name of the Borrower on any check, draft, instrument or other item of payment received by the Borrower or the Administrative Agent pursuant to any such policies of insurance.

                  (c) Unless the Borrower provides the Administrative Agent with evidence of the insurance coverage required by this Agreement, the Administrative Agent may purchase insurance at the Borrower's expense, to protect the Administrative Agent's interests in the Collateral. This insurance may, but need not, protect the interests of the Designated Companies. The coverage that the Administrative Agent purchases may not pay any claim that any Designated Company may make or any claim that is made against any Designated Company in connection with the Collateral. The Borrower may later cancel any insurance purchased by the Administrative Agent, but only after providing the Administrative Agent with evidence that the Borrower has obtained insurance as required by this Agreement. If the Administrative Agent purchases insurance for the Collateral, the Borrower will be responsible for the costs of that insurance, including interest and any other charges that may be imposed in connection with the placement of the insurance, until the effective date of the cancellation or expiration of the insurance. The costs of the insurance may be added to the Revolving Loans. The costs of the insurance may be more than the cost of insurance that the Designated Companies may be able to obtain on their own.

                  Section 8.5       Financial Reports.
                                    -----------------

                  The Borrower shall, and shall cause each Designated Company to, maintain a standard system of accounting in accordance with GAAP and shall furnish to the Administrative Agent, and in the case of clauses (c), (d) and (g) below, each Lender:

                  (a) as soon as available, and in any event no later than 4 Business Days after the end of each calendar week, a consolidated Borrowing Base Certificate in the form attached hereto as Exhibit C showing the computation of the Borrowing Base in reasonable detail as of the close of business on the last day of the immediately preceding week (with the Inventory component of the Borrowing Base updated not less often than once per month), together with such other information as is therein required, in each case prepared by the Borrower and certified to by the Borrower's chief financial officer or such other officer of the Borrower reasonably acceptable to the Administrative Agent;

                  (b) as soon as available, and in any event within 20 days after the last day of each calendar month, a consolidated Receivables and accounts payable aging and a consolidated Inventory stock status report (by major category of Inventory and by location of the relevant Inventory) and an aging of Franchise Inventory for the Designated Companies (separately listing the aggregate value of Franchise Inventory that is aged (i) less than or equal to 18 months from the date of last receipt, (ii) more than 18 months, but less than or equal to 36 months from the date of last receipt, and (iii) more than 36 months from the date of last receipt), each in form and scope reasonably satisfactory to the Administrative Agent and prepared by the Borrower and certified to by its chief financial officer or another officer of the Borrower reasonably acceptable to the Administrative Agent;

                  (c) as soon as available, and in any event within 45 days after the last day of each calendar month that is the last month of a calendar quarter and within 30 days after the last day of each other calendar month, a copy of the consolidated balance sheets of the Designated Companies as of the last day of such month and the consolidated statements of income and cash flows of the Designated Companies for the month and for the fiscal year-to-date period then ended, each in reasonable detail showing in comparative form the figures for the corresponding date and period in the previous fiscal year as well as in comparative form against the Borrower's business plan for the current fiscal year, prepared by the Borrower in accordance with GAAP (subject to the absence of footnotes required to be included in conformity with GAAP and year-end audit adjustments) and certified to by its chief financial officer or another officer of the Borrower reasonably acceptable to the Administrative Agent;

                  (d) as soon as available, and in any event within 90 days after the close of each fiscal year of the Borrower, a copy of the consolidated balance sheet of the Designated Companies as of the last day of the fiscal year then ended and the consolidated statements of income and cash flows of the Designated Companies for the fiscal year then ended, and accompanying notes thereto, each in reasonable detail showing in comparative form the figures for the previous fiscal year as well as in comparative form against the Borrower's business plan for such fiscal year, accompanied in the case of the consolidated financial statements by an unqualified opinion of Lazar Levine & Felix LLP or another firm of independent public accountants of recognized national standing, selected by the Borrower and reasonably satisfactory to the Administrative Agent, to the effect that the consolidated financial statements have been prepared in accordance with GAAP and present fairly in accordance with GAAP the consolidated financial condition of the Designated Companies as of the close of such fiscal year and the results of their operations and cash flows for the fiscal year then ended and that an examination of such accounts in connection with such financial statements has been made in accordance with generally accepted auditing standards and, accordingly, such examination included such tests of the accounting records and such other auditing procedures as were considered necessary in the circumstances;

                  (e) promptly after receipt thereof, any additional written reports, management letters or other detailed information contained in writing concerning significant aspects of any Designated Company's operations and financial affairs given to it by its independent public accountants;

                  (f) promptly after the sending or filing thereof, copies of each financial statement, report, notice or proxy statement sent by any Designated Company to its stockholders or other equity holders, and copies of each regular, periodic or special report, registration statement or prospectus (including all Form 10-K, Form 10-Q and Form 8-K reports) filed by any Designated Company with any securities exchange or the Securities and Exchange Commission or any successor agency;

                  (g) as soon as available, and in any event within 45 days after the end of each fiscal year of the Borrower, a copy of a consolidated business plan of the Designated Companies for the following fiscal year, such business plan to show the projected consolidated revenues, expenses and balance sheet of the Designated Companies on an annual basis and on a fiscal month-by-month basis; in each case such business plans shall be in reasonable detail prepared by the Borrower and in form and scope reasonably satisfactory to the Administrative Agent and shall include a summary of all assumptions and qualifications made in preparing such business plans;

                  (h) prompt notice if any Designated Company is enjoined, restrained or in any way prevented by the order of any court or any administrative or regulatory agency from conducting all of or any material part of its business affairs;

                  (i) promptly after knowledge thereof shall have come to the attention of any executive officer of the Borrower, written notice of any threatened or pending litigation or governmental or arbitration proceeding or labor controversy against any Designated Company which, if adversely determined, could reasonably be expected to have a Material Adverse Effect or of the occurrence of any Default or Event of Default hereunder;

                  (j) promptly after knowledge thereof shall have come to the attention of any executive officer of the Borrower, written notice of any proposed additional tax assessments in an aggregate amount in excess of $100,000 against any Designated Company;

                  (k) with reasonable promptness, such other business or financial data in the Borrower's possession, that the Borrower normally prepares or that the Borrower can prepare with reasonable efforts, as the Administrative Agent or any Lender may reasonably request; and

                  (l) with each of the financial statements furnished to the Administrative Agent pursuant to subsections (c) and (d) above, a written certificate in the form attached hereto as Exhibit D signed by the chief financial officer of the Borrower, or another officer of the Borrower reasonably acceptable to the Administrative Agent, to the effect that to the best of such officer's knowledge and belief no Default or Event of Default has occurred during the period covered by such statements or, if any such Default or Event of Default has occurred during such period, setting forth a description of such Default or Event of Default and specifying the action, if any, taken by any Designated Company to remedy the same. Such certificate shall also set forth the calculations supporting such statements in respect of Section 8.22 of this Agreement.

Agent agrees to promptly forward to each Lender any of the foregoing reports or notices received by Agent under clauses (a), (e), (f), (h), (i) and (j) above or any other reports or notices described above that are at any time requested by such Lender.

                  Section 8.6       Inspection; Appraisals.
                                    ----------------------

                  Each Designated Company shall permit the Administrative Agent and each of its duly authorized representatives and agents to visit and inspect any of its Property, corporate books and financial records, to examine and make copies of its books of accounts and other financial records, and to discuss its affairs, finances and accounts with, and to be advised as to the same by, its officers, employees and independent public accountants (and by this provision the Borrower hereby authorizes such accountants to discuss with the Administrative Agent the finances and affairs of the Designated Companies) at such reasonable times and intervals as the Administrative Agent may designate and, so long as no Default or Event of Default exists, with reasonable prior notice to the Borrower (which, in the case of the sales offices of the Designated Companies shall be at least 24 hours in advance). Each Lender shall have the right to have an agent or representative accompany the Administrative Agent during each such visit. Notwithstanding the foregoing, unless an Event of Default is in existence, the Administrative Agent agrees not to visit any sales office of any Designated Company without being accompanied by an employee of the Borrower, unless the Borrower does not supply such a employee within a reasonable period after request therefor by the Administrative Agent. The Administrative Agent agrees to make reasonable efforts to insure that all inspections under this Section 8.6 do not unduly interfere with the business conducted at such place of business. The Administrative Agent may obtain (or direct the Borrower to obtain and provide to the Administrative Agent) updated appraisals on any material fixed assets (including its equipment and/or real property) and Inventory, or material portion thereof, of any Designated Company from time to time as the Administrative Agent may designate, which appraisal reports shall in each case be prepared by an appraiser reasonably acceptable to the Administrative Agent and be in such format and contain such detail as the Administrative Agent may reasonably request. The reasonable costs and expenses incurred in obtaining any such appraisal shall in each case be borne by the Borrower (whether obtained by the Administrative Agent or the Borrower), provided that prior to the occurrence of an Event of Default, the Borrower shall not be required to pay for more than one appraisal of the equipment of the Designated Companies per calendar year, one appraisal of real property of the Designated Companies per calendar year, and one appraisal of the Inventory of the Designated Companies per calendar year. The Borrower shall, at the Administrative Agent's reasonable request, provide, at the Borrower's expense, updated environmental questionnaires concerning activities and conditions affecting the real property owned, leased or operated by any Designated Company and, in the event that an environmental questionnaire indicates a material environmental problem, as determined by the Administrative Agent, environmental reports prepared for the Administrative Agent by an environmental consultant or an environmental engineering firm reasonably acceptable to the Administrative Agent concerning any real property owned, leased or operated by any Designated Company.

                  Section 8.7       Borrowings and Guaranties.
                                    -------------------------

                  No Designated Company shall issue, incur, assume, create or have outstanding any indebtedness or obligations, any Indebtedness for Borrowed Money, or be or become liable as endorser, guarantor or surety for any debt, obligation or undertaking of any other

Person, or otherwise agree to provide funds for payment of the obligations of another, or advance funds thereto or otherwise assure a creditor of another against loss, or apply for or become liable to the issuer of a letter of credit which supports an obligation of another, or subordinate any material claim or demand it may have to the material claim or demand of any other Person; provided, however, that the foregoing shall not restrict nor operate to prevent:

                  (a)      the Obligations;

                  (b) purchase money indebtedness and Capitalized Lease Obligations for the purchase or financing of real estate, machinery and equipment of the Designated Companies in the ordinary course of business in an aggregate amount not to exceed $6,000,000 in the aggregate at any one time outstanding, plus any such amounts outstanding on the Closing Date and described on Schedule 8.7;

                  (c)      Indebtedness listed on Schedule 8.7;

                  (d) obligations of the Borrower arising out of interest rate, foreign currency, and commodity hedging agreements entered into for its own account with one or more Lenders or their Affiliates in the ordinary course of business;

                  (e) endorsement of items for deposit or collection of commercial paper received in the ordinary course of business;

                  (f) unsecured Indebtedness for Borrowed Money (including without limitation loans and advances) owing to the Borrower by any other Designated Company or by the Borrower to any other Designated Company;

                  (g) Indebtedness for Borrowed Money owing to the Borrower by AASI UK, as permitted pursuant to Section 8.9(g), owing to the Borrower by AASI Mexico, as permitted pursuant to Section 8.9(i), owing to the Borrower by AASI Korea, as permitted pursuant to Section 8.9(n) or owing to the Borrower by any other Foreign Subsidiary, as permitted pursuant to Section 8.9(o);

                  (h)      the Junior Debt and other Subordinated Debt;

                  (i) guaranties by the Borrower of the obligations (including real estate leases) of another Designated Company or by a Designated Company of the obligations of the Borrower;

                  (j) trade payables, accruals and other obligations (including without limitation, with respect to real estate and other operating leases and other contractual obligations) in the ordinary course of business not more than 30 days' past due and payable, or with respect to which such Designated Company is contesting in good faith the amount or validity thereof by appropriate proceedings or actions, and then only to the extent that such Designated Company has set aside on its books adequate reserves therefor in accordance with GAAP;

                  (k) up to $5,000,000 of Indebtedness for Borrowed Money of a Designated Company in respect of Permitted Lease Financing;

                  (l) an unsecured guaranty by the Borrower of up to $1,000,000 of obligations of ParView relating to the financing by ParView of some or all of the ParView Leases, which guaranty shall have terms and conditions, and be evidenced by documents and agreements, that are reasonably satisfactory to the Required Lenders (it being acknowledged that the Required Lenders have previously approved the documents evidencing the existing unsecured guaranty by the Borrower); and

                  (m) other unsecured indebtedness of the Designated Companies not otherwise permitted by this Section in an amount not to exceed $250,000 in the aggregate at any one time outstanding.

Notwithstanding the foregoing, no individual Designated Company other than the Borrower shall incur, create, assume, become or be liable in any manner with respect to, or permit to exist, any obligations or indebtedness (including without limitation trade payables and accounts), including all types of indebtedness and obligations otherwise permitted under this Section 8.7, which in the aggregate exceed $100,000, exclusive of (i) indebtedness and obligations incurred under or with respect to Sections 8.7(f), 8.7(i) and 8.7(k), (ii) indebtedness and obligations under real Property leases, which will not be limited, (iii) employee compensation payable in the ordinary course of business, which will not be limited, and (iv) up to $3,500,000 of trade payables of AVED Industries Inc. outstanding from time to time, $2,000,000 of trade payables of All American A.V.E.D., Inc. outstanding from time to time and up to $100,000 of trade payables of each other Designated Company (other than the Borrower) outstanding from time to time, which may be owed to third Persons. No Designated Company shall incur any indebtedness to any other Designated Company other than the Borrower.

                  Section 8.8       Liens.
                                    -----

                  No Designated Company shall create, incur or permit to exist any Lien of any kind on any Property owned by any such Person; provided, however, that the foregoing shall not apply to nor operate to prevent:

                  (a)      Liens listed on Schedule 8.8 hereto;

                  (b) Liens arising by statute in connection with worker's compensation, unemployment insurance, old age benefits, social security obligations, taxes, assessments, statutory obligations or other similar charges (other than Liens arising under ERISA), good faith cash deposits in connection with tenders, bids, contracts or leases to which any Designated Company is a party or other cash deposits required to be made in the ordinary course of business, or Liens to secure surety, appeal or other bonds, provided in each case that the obligation is not for borrowed money and that the obligation secured is not overdue or, if so overdue, is being contested in good faith by appropriate proceedings or actions which prevent enforcement of the matter under contest and adequate reserves have been established therefor;

                  (c) mechanics', workmen's, materialmen's, landlords', carriers', statutory or other similar Liens arising in the ordinary course of business that secure amounts that are not due or which are being contested in good faith by appropriate proceedings or actions which prevent enforcement of the matter under contest, and in any case which could not reasonably be expected to have a Material Adverse Effect;

                  (d) judgment liens and judicial attachment liens not constituting an Event of Default under Section 9.1(g) hereof and the pledge of assets for the purpose of securing an appeal, stay or discharge in the course of any legal proceeding, provided that the aggregate amount of such judgment liens and attachments and liabilities of the Borrower and its Subsidiaries secured by a pledge of assets permitted under this subsection, including interest and penalties thereon, if any, shall not be in excess of $1,000,000 at any one time outstanding;

                  (e) Liens on property of a Designated Company created solely for the purpose of securing indebtedness permitted by Section 8.7(b) hereof, representing or incurred to finance, refinance or refund the purchase price of Property, provided that no such Lien shall extend to or cover other Property of the Borrower or such Subsidiary other than the respective Property so acquired, and the principal amount of indebtedness secured by any such Lien shall at no time exceed the original purchase price of such Property, as reduced by repayments of principal thereon;

                  (f) any interest or title of a lessor under any operating lease, including without limitation any real Property operating lease;

                  (g) easements, rights-of-way, restrictions and other similar encumbrances against real property which, in the aggregate, are not substantial in amount and which do not materially detract from the value of the Property subject thereto or materially interfere with the ordinary conduct of the business of any Designated Company;

                  (h) Liens on a Designated Company's rights in respect of any ParView Leases and the products subject to such ParView Leases, granted in favor of a Lease Lender to secured the Permitted Lease Financing;

                  (i) Liens arising in the ordinary course of business to secure amounts (other than Indebtedness for Borrowed Money) that are not yet due and payable and could not be reasonably expected to have a Material Adverse Effect; and

                  (j) the Liens granted in favor of the Administrative Agent pursuant to the Collateral Documents securing the Obligations.

                  Section 8.9       Investments, Acquisitions, Loans and
                                    ------------------------------------
Advances.
--------

                  No Designated Company shall directly or indirectly, make, retain or have outstanding any investments (whether through purchase of stock or obligations or otherwise) in, or loans or advances to, any other Person, or acquire all or any substantial part of the assets, stock or business of any other Person or division thereof; provided, however, that the foregoing shall not apply to nor operate to prevent:

                  (a)      investments listed on Schedule 8.9;
                                                 -------------

                  (b) the Borrower's investments in its Subsidiaries existing on the Closing Date; and nominal (not to exceed $100,000 each) investments by the Borrower made to initially or further capitalize new Designated Companies;

                  (c) investments in direct obligations of the United States of America or of any agency or instrumentality thereof whose obligations constitute full faith and credit obligations of the United States of America, provided that any such obligations shall mature within one year of the date of issuance thereof;

                  (d) investments in commercial paper rated at least P-1 by Moody's and at least A-1 by S&P maturing within one year of the date of issuance thereof;

                  (e) investments in certificates of deposit issued by any Lender or by any United States commercial bank having capital and surplus of not less than $100,000,000 which have a maturity of one year or less;

                  (f) intercompany advances made from time to time by the Borrower to any one or more Designated Companies or to the Borrower by any one or more Designated Companies;

                  (g) intercompany advances and capital contributions made from time to time by the Borrower to AASI UK, at a time when no Event of Default is in existence (unless otherwise agreed by the Required Lenders), in an aggregate amount not to exceed $1,000,000 at any time outstanding;

                  (h) an investment by the Borrower of up to $60,000 in a third party;

                  (i) intercompany advances, capital contributions and other investments made from time to time by the Borrower to AASI Mexico, at a time when no Event of Default is in existence (unless otherwise agreed by the Required Lenders), in an aggregate amount not to exceed $2,500,000 at any time outstanding;

                  (j) investments by one or more Designated Companies consisting of capital stock of ParView acquired by such Designated Companies in non-cash transactions in settlement of outstanding Receivables of such Designated Companies owing by ParView;

                  (k) advances for travel and expenses to officers, directors and employees in the ordinary course of business;

                  (l) loans to officers, directors, employees and shareholders, at a time when no Event of Default is in existence (unless otherwise agreed by the Required Lenders), in an aggregate amount not in excess of $500,000 at any time outstanding;

                  (m) trade accounts payable arising in the ordinary course of business between the Borrower and the other Designated Companies or other Subsidiaries of the Designated Companies, but only to the extent the same represent payment for goods sold and delivered in an arm's length transaction on ordinary trade terms and are paid to the Borrower;

                  (n) intercompany advances, capital contributions and other investments made from time to time by the Borrower to AASI Korea, at a time when no Event of Default is in existence (unless otherwise agreed by the Required Lenders), in an aggregate amount not to exceed $1,000,000 at any time outstanding; and

                  (o) intercompany advances, capital contributions and other investments made from time to time by the Borrower to a Foreign Subsidiary other than AASI UK, AASI Mexico or AASI Korea at a time when no Event of Default is in existence (unless otherwise agreed by the Required Lenders), in an aggregate amount not to exceed $2,500,000 at any time outstanding.

In determining the amount of investments, acquisitions, loans, and advances permitted under this Section, investments and acquisitions shall always be taken at the original cost thereof (regardless of any subsequent appreciation or depreciation therein), and loans and advances shall be taken at the principal amount thereof then remaining unpaid.

                  Section 8.10      Mergers, Consolidations and Sales.
                                    ---------------------------------

                  No Designated Company shall be a party to any merger or consolidation, or sell, transfer, lease or otherwise dispose of all or any part of its Property, including any disposition of Property as part of a sale and leaseback transaction, or in any event sell or dispose of (with or without recourse) any of its notes, Receivables, chattel paper or instruments; provided, however, that this Section shall not apply to nor operate to prevent:

                  (a) the sale or lease of Inventory in the ordinary course of business;

                  (b) the merger of any Designated Company with and into another Designated Company; provided that, in the case of any such merger involved in Borrower, the Borrower is the Person surviving such merger;

                  (c) the sale, transfer, or other disposition of equipment and other tangible personal property other than Inventory (i) being replaced in the ordinary course of business with other equipment or other tangible personal property other than Inventory with a fair market value equal to or greater than that of the equipment or other tangible personal property being replaced, so long as such replacement is completed within 180 days of such sale, transfer or other disposition or (ii) no longer required in the operation of such Designated Company's business with an aggregate fair market value for all of the Designated Companies not in excess of $500,000 in any fiscal year; and

                  (d) subject to the other terms and conditions hereof, the sale, transfer, lease, or other disposition of equipment and other tangible personal property other than Inventory (including any disposition of equipment as part of a sale and leaseback transaction) made in an arms-length transaction for an aggregate appraised market value for the Designated Companies not in excess of $500,000 during any fiscal year.

So long as no Default or Event of Default has occurred and is continuing or would arise as a result thereof, upon the written request of the Borrower, the Administrative Agent shall release its Lien on any Property sold pursuant to the foregoing clauses (a), (c) and (d).

                  Section 8.11      Maintenance of Subsidiaries.
                                    ---------------------------

                  The Borrower shall not assign, sell or transfer, nor shall it permit any Designated Company to issue, assign, sell or transfer, any shares of capital stock of a Designated Company; provided, however, that the foregoing shall not operate to prevent (a) Liens on the capital stock of Designated Companies granted to the Administrative Agent pursuant to the Collateral Documents, (b) the issuance, sale and transfer to any person of any shares of capital stock of the Borrower solely for the purpose of qualifying, and to the extent legally necessary to qualify, such person as a director of the Borrower and (c) any transaction permitted by Section 8.10(b) above.

                  Section 8.12      Dividends and Certain Other Restricted
                                    --------------------------------------
Payments.
--------

                  No Designated Company shall (a) declare or pay any dividends on or make any other distributions in respect of any class or series of its capital stock or other equity interests (including, without limitation, any payments in respect of stock appreciation rights and common stock equivalents),
(b) directly or indirectly purchase, redeem, or otherwise acquire or retire any of its capital stock or other equity interests or any warrants or options to acquire the same, other than the retirement of the stock by a Designated Company (other than the Borrower) in connection with its liquidation and dissolution or other termination to the extent permitted by or consistent with Section 8.1 in a cashless transaction, or (c) pay consulting, management, or other similar fees to their Affiliates (collectively, "Restricted Payments"); provided, however, that the foregoing shall not operate to prevent (i) the making of dividends or distributions by any Subsidiary of a Designated Company to such Designated Company or (ii) so long as no Default or Event of Default then exists or would arise after giving effect thereto, purchases by the Borrower on the open market of common stock of the Borrower from Persons not affiliated with the Borrower or constituting officers or directors of any Designated Company, so long as the aggregate cost of such purchases does not exceed $2,000,000 during the term of this Agreement.

                  Section 8.13      ERISA.
                                    -----

                  Each Designated Company shall promptly pay and discharge all obligations and liabilities arising under ERISA of a character which if unpaid or unperformed could reasonably be expected to result in the imposition of a Lien against any of its Property. Each Designated Company shall promptly notify the Administrative Agent and each Lender of: (a) the occurrence of any reportable event (as defined in ERISA) with respect to a Plan, (b) receipt of any written notice from the PBGC of its intention to seek termination of any Plan or appointment of a trustee therefor, (c) its intention to terminate or withdraw from any Plan, and (d) the occurrence of any event with respect to any Plan which would result in the incurrence by any Designated Company of any material liability, fine or penalty, or any material increase in the contingent liability of any Designated Company with respect to any post-retirement Welfare Plan benefit.

                  Section 8.14      Compliance with Laws.
                                    --------------------

                  Each Designated Company shall comply in all respects with the requirements of all federal, state, and local laws, rules, regulations, ordinances and orders applicable to or pertaining to its Property or business operations, where any such non-compliance, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect or result in a Lien upon any of its Property which is not permitted under Section 8.8 hereof.

                  Section 8.15      Burdensome Contracts With Affiliates.
                                    ------------------------------------

                  No Designated Company shall enter into any contract, agreement or business arrangement with any of its Affiliates involving consideration in excess of $100,000 on terms and conditions which are less favorable to the Borrower or such Designated Company than would be usual and customary in similar contracts, agreements or business arrangements between Persons not affiliated with each other, or pay any consulting, management or similar fees to any officer, stockholder, director or Affiliate of any Designated Company, except that (a) the Borrower or any other Designated Company may transfer Inventory at cost to any Designated Company at the time of shipment thereof to a customer of such Designated Company and (b) the Borrower may pay consulting, management or similar fees to affiliated Persons not in excess of $250,000 in the aggregate in any fiscal year, inclusive of amounts described on Schedule 8.15.

                  Section 8.16      No Changes in Fiscal Year.
                                    -------------------------

                  Each Designated Company's fiscal year ends on the last day of December of each year, and no Designated Company shall change its fiscal year from its present basis without the approval of the Required Lenders, which approval will not be unreasonably withheld.

                  Section 8.17      Formation of Subsidiaries.
                                    -------------------------

                  Except for (a) Subsidiaries existing on the Closing Date and disclosed on Schedule 6.2 hereof and (b) Subsidiaries created in connection with the opening of any new sales or other office, no Designated Company shall form or acquire any other Subsidiary.

                  Section 8.18      Change in the Nature of Business.
                                    --------------------------------

                  No Designated Company shall engage in any business or activity if as a result the general nature of the business of such Designated Company would be changed in any material respect from the general nature of the business engaged in by it or, if a new Designated Company, any other Designated Company as of the Closing Date.

                  Section 8.19      Use of Loan Proceeds.
                                    --------------------

                  The Borrower shall use the credit extended under this Agreement solely for the purposes set forth in, or otherwise permitted by,
Section 6.4 hereof.

                  Section 8.20      No Restrictions.
                                    ---------------

                  Except as provided herein, no Designated Company shall directly or indirectly create or otherwise cause or suffer to exist or become effective any consensual encumbrance or restriction of any kind on the ability of such Designated Company to: (a) pay dividends or make any other distribution on any Designated Company's capital stock or other equity interests owned by any Designated Company, (b) pay any indebtedness owed to any Designated Company, (c) make loans or advances to any Designated Company, (d) transfer any of its Property to any Designated Company, or (e) guarantee the Obligations and/grant Liens on its assets to the Administrative Agent as required by the Loan Documents.

                  Section 8.21      Subordinated Debt.
                                    -----------------

                  No Designated Company shall amend or modify any of the terms or conditions relating to Subordinated Debt or make any voluntary repayment thereof or effect any voluntary redemption thereof or make any payment on account of Subordinated Debt which is prohibited under the terms of any instrument or agreement subordinating the same to the Obligations; provided that, notwithstanding the foregoing, the Borrower may repay up to $5,150,000 of the 1994 Debt within 15 days prior to or after its maturity on June 14, 2004, so long as (a) no Event of Default or Default is then in existence or would be caused after giving affect thereto and (b) average Excess Availability for the three (3) month period immediately preceding the consummation of such repayment is equal to at least $15,000,000 and Excess Availability immediately after such repayment is equal to at least $10,000,000.

                  Section 8.22      Financial Covenants.
                                    -------------------

                  (a) Tangible Net Worth. Tangible Net Worth shall not, on the last day of any calendar quarter in any period set forth below, be less then the amount set forth below opposite such period:

               Period                                      Amount
               ------                                      ------

March 31, 2003 through and including                    $17,700,000
February 29, 2004

March 31, 2004 through and including                    $19,300,000
February 28, 2005

March 31, 2005 through and including                    $21,000,000
February 28, 2006

March 31, 2006 and thereafter                           $22,800,000

                  (b) Capital Expenditures. No Designated Company shall expend or incur Capital Expenditures (determined exclusive of Capital Expenditures with the Net Cash Proceeds of an Event of Loss in order to replace the Property subject to such Event of Loss) in an amount in excess of $1,000,000 in any fiscal year, exclusive of up to $3,000,000 of Capital Expenditures expended as ERP systems costs.

                  (c) Debt Service Coverage Ratio. The Debt Service Coverage Ratio shall not, on the last day of any calendar quarter in any period set forth below, for the 12 month period ending on such date, be less than the ratio set forth below opposite such period:

               Period                                      Ratio
               ------                                      -----

March 31, 2003 through and including                    1.00 to 1.0
December 31, 2003

March 31, 2004 through and including                    1.15 to 1.0
December 31, 2004

March 31, 2005 through and including                    1.20 to 1.0
December 31, 2005

March 31, 2006 and thereafter                           1.25 to 1.0

                  (d) Inventory Turnover. Inventory Turnover shall not on the last day of any calendar quarter hereafter, for the calendar quarter ending on such date, be less than 3.0.

                  Section 8.23      Executive Compensation/Bonuses.
                                    ------------------------------

                  No Designated Company shall pay aggregate annual compensation, including salary, benefits and bonuses, to its chief executive officer, chief financial officer and chief operating officer in excess of amounts that are consistent with general industry practices, in light of the current and projected financial condition of such Designated Company.

                  Section 8.24      Amendment of Certificate of Incorporation or
                                    --------------------------------------------
By-Laws.
-------

                  No Designated Company shall amend its Certificate or Articles of Incorporation, as applicable, or By-Laws, in any case in any manner that would be reasonably likely to have a Material Adverse Effect. The Borrower agrees to provide the Administrative Agent with a copy of any amendment of any Designated Company's Certificate or Articles of Incorporation or By-Laws or any other organizational documents on or before its effective date.

                  Section 8.25      Inventory Purchases.
                                    -------------------

                  No Designated Company (other than the Borrower) shall at any time purchase or otherwise acquire any Inventory from any Person other than the Borrower except that Inventory may be purchased by the Designated Companies from third Persons so long as the outstanding payable in respect thereof does not at any time exceed $3,500,000 for purchases by AVED Industries Inc., $2,000,000 for purchases by All American A.V.E.D., Inc. or $100,000 for purchases by any other Designated Company (other than the Borrower).

                  Section 8.26      Operating Accounts.
                                    ------------------

                  Each Designated Company shall maintain all of its lockbox accounts, blocked accounts, disbursement accounts and other operating accounts (other than petty cash disbursement accounts and payroll accounts) with Harris Trust and Savings Bank.

                  Section 8.27      Intellectual Property.
                                    ---------------------

                  The Borrower shall promptly notify the Administrative Agent if it acquires or acquires rights to any patents, trademarks, tradenames or copyrights in which its does not have such rights as of the Closing Date.

                                   SECTION 9.
                         EVENTS OF DEFAULT AND REMEDIES.

                  Section 9.1       Events of Default.
                                    -----------------

                  Any one or more of the following shall constitute an "Event of Default" hereunder:

                  (a) default in the payment when due of all or any part of the principal of or interest on any Revolving Note (whether at the stated maturity thereof or at any other time provided for in this Agreement) or of any Reimbursement Obligation or of any fee or other Obligation payable hereunder or under any other Loan Document;

                  (b) default in the observance or performance of any covenant set forth in Sections 4.5, 8.1, 8.4, 8.6-8.12 (inclusive), 8.21, 8.22 (inclusive), 8.25 or 8.26 hereof or of any provision in this Agreement dealing with the use, disposition or remittance of the proceeds of Collateral or requiring the maintenance of insurance thereon;

                  (c) default in the observance or performance of any covenant set forth in (i) Section 8.5(a) hereof, which failure continues for 2 days after the occurrence thereof; (ii) Section 8.5(b) hereof, which failure continues for 3 days after the occurrence thereof; (iii) Section 8.5(c), (d),
(e) or (f) hereof, which failure continues for 5 days after the occurrence thereof; or (iv) any provision hereof other than as set forth in clause (b) above or subclauses (i), (ii) or (iii) of this clause (c), which is not remedied within 15 days after the occurrence thereof;

                  (d) any material representation or warranty made herein or in any other Loan Document or in any certificate furnished to the Administrative Agent or the Lenders pursuant hereto or thereto or in connection with any transaction contemplated hereby or thereby proves untrue in any material respect as of the date of the issuance or making or deemed making thereof;

                  (e) any event occurs or condition exists (other than those described in subsections (a) through (d) above) which is specified as an event of default under any of the other Loan Documents, which continues beyond any cure or grace period set forth therein, or any of the Loan Documents shall for any reason not be or shall cease to be in full force and effect or is declared to be null and void, or any of the Collateral Documents shall for any reason fail to create a valid and perfected first priority Lien in favor of the Administrative Agent in the Collateral or any material part thereof except as expressly permitted by the terms thereof, or any Subsidiary takes any action for the purpose of terminating, repudiating or rescinding any Loan Document executed by it or any of its obligations thereunder;

                  (f) default shall occur and be continuing as otherwise not waived under any Indebtedness for Borrowed Money issued, assumed or guaranteed by any Designated Company aggregating in excess of $1,000,000, or under any indenture, agreement or other instrument under which the same may be issued, and such default shall continue for a period of time sufficient to permit the acceleration of the maturity of any such Indebtedness for Borrowed Money (whether or not such maturity is in fact accelerated), or any such Indebtedness for Borrowed Money shall not be paid when due (whether by demand, lapse of time, acceleration or otherwise);

                  (g) any judgment or judgments, writ or writs or warrant or warrants of attachment, or any similar process or processes shall be entered or filed against any Designated Company, or against any of its Property, in an aggregate amount in excess of $1,000,000 (except to the extent fully covered by insurance pursuant to which the insurer has accepted liability therefor in writing), and which remains undischarged, unvacated, unbonded or unstayed for a period of 60 days;

                  (h) any Designated Company, or any member of its Controlled Group, shall fail to pay when due an amount or amounts aggregating in excess of $500,000 which it shall have become liable to pay to the PBGC or to a Plan under Title IV of ERISA; or notice of intent to terminate a Plan or Plans having aggregate Unfunded Vested Liabilities in excess of $1,000,000 (collectively, a "Material Plan") shall be filed under Title IV of ERISA by any Designated Company, or any other member of its Controlled Group, any plan administrator or any combination of the foregoing; or the PBGC shall institute proceedings under Title IV of ERISA to terminate or to cause a trustee to be appointed to administer any Material Plan or a proceeding shall be instituted by a fiduciary of any Material Plan against any Designated Company, or any member of its Controlled Group, to enforce Section 515 or 4219(c)(5) of ERISA and such proceeding shall not have been dismissed within 30 days thereafter; or a condition shall exist by reason of which the PBGC would be entitled to obtain a decree adjudicating that any Material Plan must be terminated;

                  (i) any default shall occur in the observance of performance of any covenant set forth in any Loan Document other than this Agreement, that continues after the expiration of any applicable grace or cure period contained therein;

                  (j) any Designated Company (other than an Immaterial Designated Company) shall (i) have entered involuntarily against it an order for relief under the United States Bankruptcy Code, as amended, (ii) not pay, or admit in writing its inability to pay, its debts generally as they become due,
(iii) make an assignment for the benefit of creditors, (iv) apply for, seek, consent to, or acquiesce in, the appointment of a receiver, custodian, trustee, examiner, liquidator or similar official for it or any substantial part of its Property, (v) institute any proceeding seeking to have entered against it an order for relief under the United States Bankruptcy Code, as amended, to adjudicate it insolvent, or seeking dissolution, winding up, liquidation, reorganization, arrangement, adjustment or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors or fail to file an answer or other pleading denying the material allegations of any such proceeding filed against it, (vi) take any corporate action in furtherance of any matter described in parts (i) through (v) above, or
(vii) fail to contest in good faith any appointment or proceeding described in
Section 9.1(k) hereof;

                  (k) a custodian, receiver, trustee, examiner, liquidator or similar official shall be appointed for any Designated Company (other than an Immaterial Designated Company), or any substantial part of any of its Property, or a proceeding described in Section 9.1(j)(v) shall be instituted against any Designated Company (other than an Immaterial Designated Company), and such appointment continues undischarged or such proceeding continues undismissed or unstayed for a period of 60 days;

                  (l) the Borrower voluntarily or involuntarily dissolves or is dissolved or any other Designated Company (other than an Immaterial Designated Company) voluntarily or involuntarily dissolves or is dissolved, except as permitted under Section 8.1;

                  (m) any Designated Company is enjoined, restrained or in any way prevented by the order of any court or any administrative or regulatory agency from conducting all or a material part of its business affairs and such event could be reasonably likely to have a Material Adverse Effect;

                  (n) a breach shall occur under any intercreditor or subordination agreement or any subordination provisions of any agreement, in each case evidencing or relating to any Subordinated Debt;

                  (o) any loss, theft, substantial damage or destruction of any item or items of Collateral shall occur if (i) the amount of such loss with respect to which the insurer has not within 45 days accepted liability exceeds $1,000,000 in the aggregate or (ii) such loss results in an interruption of the business of any Designated Company which would reasonably be expected to have a Material Adverse Effect;

                  (p) there shall be instituted in any court criminal proceedings against any Designated Company or any Designated Company shall be indicted for any crime, in either case for which forfeiture of a material amount of its Property is a potential penalty;

                  (q) Bruce Goldberg shall cease to function as a senior management officer of the Borrower, unless he is replaced within 120 days with a Person satisfactory to the Administrative Agent, in its reasonable judgment; or

                  (r)      an event shall occur which has a Material Adverse
Effect.

                  Section 9.2       Non-Bankruptcy Defaults.
                                    -----------------------

                  When any Event of Default other than those described in subsection (j) or (k) of Section 9.1 hereof has occurred and is continuing, the Administrative Agent shall, by written notice to the Borrower: (a) if so directed by the Required Lenders, terminate the remaining Commitments and all other obligations of the Lenders hereunder on the date stated in such notice (which may be the date thereof); (b) if so directed by the Required Lenders, declare the principal of and the accrued interest on all outstanding Revolving Notes to be forthwith due and payable and thereupon all outstanding Revolving Notes, including both principal and interest thereon, shall be and become immediately due and payable together with all other amounts payable under the Loan Documents without further demand, presentment, protest or notice of any kind; and (c) if so directed by the Required Lenders, demand that the Borrower immediately pay to the Administrative Agent 105% of the full amount then available for drawing under each or any Letter of Credit, and the Borrower agrees to immediately make such payment and acknowledges and agrees that the Lenders would not have an adequate remedy at law for failure by the Borrower to honor any such demand and that the Administrative Agent, for the benefit of the Lenders, shall have the right to require the Borrower to specifically perform such undertaking whether or not any drawings or other demands for payment have been made under any Letter of Credit. The Administrative Agent, after giving notice to the Borrower pursuant to Section 9.1(c) or this Section 9.2, shall also promptly send a copy of such notice to the other Lenders, but the failure to do so shall not impair or annul the effect of such notice.

                  Section 9.3       Bankruptcy Defaults.
                                    -------------------

                  When any Event of Default described in subsections (j) or (k) of Section 9.1 hereof has occurred and is continuing, then all outstanding Revolving Notes shall immediately become due and payable together with all other amounts payable under the Loan Documents without presentment, demand, protest or notice of any kind, the obligation of the Lenders to extend further credit pursuant to any of the terms hereof shall immediately terminate and the Borrower shall immediately pay to the Administrative Agent 105% of the full amount then available for drawing under all outstanding Letters of Credit, the Borrower acknowledging and agreeing that the Lenders would not have an adequate remedy at law for failure by the Borrower to honor any such demand and that the Lenders, and the Administrative Agent on their behalf, shall have the right to require the Borrower to specifically perform such undertaking whether or not any draws or other demands for payment have been made under any of the Letters of Credit.

                  Section 9.4       Collateral for Undrawn Letters of Credit.
                                    ----------------------------------------

                  (a) If the prepayment of the amount available for drawing under any or all outstanding Letters of Credit is required under Section 1.9(b) or under Section 9.2 or 9.3 above, the Borrower shall forthwith pay the amount required to be so prepaid, to be held by the Administrative Agent as provided in subsection (b) below.

                  (b) All amounts prepaid pursuant to subsection (a) above shall be held by the Administrative Agent in one or more separate collateral accounts (each such account, and the credit balances, properties and any investments from time to time held therein, and any substitutions for such account, any certificate of deposit or other instrument evidencing any of the foregoing and all proceeds of and earnings on any of the foregoing being collectively called the "Collateral Account") as security for, and for application by the Administrative Agent (to the extent available) to, the reimbursement of any payment under any Letter of Credit then or thereafter made by the Administrative Agent, and to the payment of the unpaid balance of any Revolving Loans and all other Obligations secured by the Collateral Documents. The Collateral Account shall be held in the name of and subject to the exclusive dominion and control of the Administrative Agent for the benefit of the Administrative Agent, the Lenders and the L/C Issuer.

                  Section 9.5       Expenses.
                                    --------

                  The Borrower agrees to pay to the Administrative Agent and each Lender, and any other holder of any Revolving Note outstanding hereunder, all expenses reasonably incurred or paid by the Administrative Agent and such Lender or any such holder, including reasonable attorneys' fees and court costs, in connection with any Default or Event of Default or in connection with the enforcement of any of the Loan Documents (including all such costs and expenses incurred in connection with a proceeding under the United States Bankruptcy Code, as amended).

                                   SECTION 10.
                            CHANGE IN CIRCUMSTANCES.

                  Section 10.1      Change of Law.
                                    -------------

                  Notwithstanding any other provisions of this Agreement or any Revolving Note, if at any time any change in applicable law or regulation or in the interpretation thereof makes it unlawful for any Lender to make or continue to maintain any Eurodollar Loans or to perform its obligations as contemplated hereby, such Lender shall promptly give notice thereof to the Borrower and such Lender's obligations to make or maintain Eurodollar Loans under this Agreement shall be suspended until it is no longer unlawful for such Lender to make or maintain Eurodollar Loans. The Borrower shall prepay on demand the outstanding principal amount of any such affected Eurodollar Loans, together with all interest accrued thereon and all other amounts then due and payable to such Lender under this Agreement; provided, however, subject to all of the terms and conditions of this Agreement, the Borrower may then elect to borrow the principal amount of the affected Eurodollar Loans from such Lender by means of Base Rate Loans from such Lender, which Base Rate Loans shall not be made ratably by the Lenders but only from such affected Lender.

                  Section 10.2      Unavailability of Deposits or Inability to
                                    ------------------------------------------
Ascertain, or Inadequacy of, LIBOR.
----------------------------------

                  If on or prior to the first day of any Interest Period for any Borrowing of Eurodollar Loans:

                  (a) the Administrative Agent determines that deposits in U.S. Dollars (in the applicable amounts) are not being offered to it in the interbank eurodollar market for such Interest Period, or that by reason of circumstances affecting the interbank eurodollar market adequate and reasonable means do not exist for ascertaining the applicable LIBOR, or

                  (b) the Required Lenders advise the Administrative Agent that (i) LIBOR as determined by the Administrative Agent will not adequately and fairly reflect the cost to such Lenders of funding their Eurodollar Loans for such Interest Period or (ii) that the making or funding of Eurodollar Loans become impracticable, then the Administrative Agent shall forthwith give notice thereof to the Borrower and the Lenders, whereupon, until the Administrative Agent notifies the Borrower that the circumstances giving rise to such suspension no longer exist, the obligations of the Lenders to make Eurodollar Loans shall be suspended; provided, however, subject to all of the terms and conditions of this Agreement, the Borrower may then elect to borrow the principal amount of the affected Eurodollar Loans from such Lender by means of Base Rate Loans from such Lender, which Base Rate Loans shall not be made ratably by the Lenders but only from such affected Lender.

                  Section 10.3      Increased Cost and Reduced Return.
                                    ---------------------------------

                  (a) If, on or after the date hereof, in the reasonable interpretation of the Administrative Agent or any Lender, the adoption of any applicable law, rule or regulation, or any change therein, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by any Lender (or its Lending Office) with any request or directive (whether or not having the force of law) of any such authority, central bank or comparable agency:

                           (i) shall subject any Lender (or its Lending Office) to any tax, duty or other charge with respect to its Eurodollar Loans, its Revolving Notes, its Letter(s) of Credit, or its participation in any thereof, any Reimbursement Obligations owed to it or its obligation to make Eurodollar Loans, issue a Letter of Credit, or to participate therein, or shall change the basis of taxation of payments to any Lender (or its Lending Office) of the principal of or interest on its Eurodollar Loans, Letter(s) of Credit, or participations therein or any other amounts due under this Agreement or any other Loan Document in respect of its Eurodollar Loans, Letter(s) of Credit, any participation therein, any Reimbursement Obligations owed to it, or its obligation to make Eurodollar Loans, or issue a Letter of Credit, or acquire participations therein (except for changes in the rate of tax on the overall net income of such Lender or its Lending Office imposed by the jurisdiction in which such Lender's principal executive office or Lending Office is located); or

                           (ii) shall impose, modify or deem applicable any reserve, special deposit or similar requirement (including, without limitation, any such requirement imposed by the Board of Governors of the Federal Reserve System, but excluding with respect to any Eurodollar Loans any such requirement included in an applicable Eurodollar Reserve Percentage) against assets of, deposits with or for the account of, or credit extended by, any Lender (or its Lending Office) or shall impose on any Lender (or its Lending Office) or on the interbank market any other condition affecting its Eurodollar Loans, its Revolving Notes, its Letter(s) of Credit, or its participation in any thereof, any Reimbursement Obligation owed to it, or its obligation to make Eurodollar Loans, or to issue a Letter of Credit, or to participate therein;

and the result of any of the foregoing is to increase the cost to such Lender (or its Lending Office) of making or maintaining any Eurodollar Loan, issuing or maintaining a Letter of Credit, or participating therein, or to reduce the amount of any sum received or receivable by such Lender (or its Lending Office) under this Agreement or under any other Loan Document with respect thereto, by an amount deemed by such Lender to be material, then, within 15 days after demand by such Lender (with a copy to the Administrative Agent), the Borrower shall be obligated to pay to such Lender such additional amount or amounts as will compensate such Lender for such increased cost or reduction. Upon receipt by the Borrower of such demand, the Borrower shall have the option to immediately repay such Eurodollar Loan or convert such Eurodollar Loan to a Base Rate Loan (in each case, subject to Section 1.11), or terminate such Letter of Credit, in each case in order to minimize or eliminate such increased cost or reduction.

                  (b) If, after the date hereof, any Lender or the Administrative Agent shall have determined that the adoption of any applicable law, rule or regulation regarding capital adequacy, or any change therein, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by any Lender (or its Lending Office) or any corporation controlling such Lender with any request or directive regarding capital adequacy (whether or not having the force of law) of any such authority, central bank or comparable agency, has had the effect of reducing the rate of return on such Lender's or such corporation's capital as a consequence of its obligations hereunder to a level below that which such Lender or such corporation could have achieved but for such adoption, change or compliance (taking into consideration such Lender's or such corporation's policies with respect to capital adequacy) by an amount deemed by such Lender to be material, then from time to time, within 15 days after demand by such Lender (with a copy to the Administrative Agent), the Borrower shall pay to such Lender such additional amount or amounts as will compensate such Lender for such reduction. Upon receipt by the Borrower of such demand, the Borrower shall have the option to immediately repay such Eurodollar Loan or convert such Eurodollar Loan to a Base Rate Loan (in each case subject to Section 1.11), or terminate such Letter of Credit, in each case in order to minimize or eliminate such increased cost or amount.

                  (c) A certificate of a Lender claiming compensation under this Section 10.3 and setting forth the additional amount or amounts to be paid to it hereunder shall be conclusive if reasonably determined. In determining such amount, such Lender may use any reasonable averaging and attribution methods.

                  Section 10.4      Lending Offices.
                                    ---------------

                  Each Lender may, at its option, elect to make its Revolving Loans hereunder at the branch, office or affiliate specified on the appropriate signature page hereof (each a "Lending Office") for each type of Revolving Loan available hereunder or at such other of its branches, offices or affiliates as it may from time to time elect and designate in a written notice to the Borrower and the Administrative Agent.

                  Section 10.5      Discretion of Lender as to Manner of
                                    ------------------------------------
Funding.
-------

                  Notwithstanding any other provision of this Agreement, each Lender shall be entitled to fund and maintain its funding of all or any part of its Revolving Loans in any manner it sees fit, it being understood, however, that for the purposes of this Agreement all determinations hereunder with respect to Eurodollar Loans shall be made as if each Lender had actually funded and maintained each Eurodollar Loan through the purchase of deposits in the interbank eurodollar market having a maturity corresponding to such Eurodollar Loan's Interest Period, and bearing an interest rate equal to LIBOR for such Interest Period.

                                   SECTION 11.
                            THE ADMINISTRATIVE AGENT.

                  Section 11.1      Appointment and Authorization of
                                    --------------------------------
Administrative Agent.
--------------------

                  Each Lender hereby appoints Harris Trust and Savings Bank as the Administrative Agent under the Loan Documents and hereby authorizes the Administrative Agent to take such action as Administrative Agent on its behalf and to exercise such powers under the Loan Documents as are delegated to the Administrative Agent by the terms thereof, together with such powers as are reasonably incidental thereto. The Lenders expressly agree that the Administrative Agent is not acting as a fiduciary of the Lenders in respect of the Loan Documents, the Borrower or otherwise, and nothing herein or in any of the other Loan Documents shall result in any duties or obligations on the Administrative Agent or any of the Lenders except as expressly set forth herein.

                  Section 11.2      Administrative Agent and its Affiliates.
                                    ---------------------------------------

                  The Administrative Agent shall have the same rights and powers under this Agreement and the other Loan Documents as any other Lender and may exercise or refrain from exercising such rights and power as though it were not the Administrative Agent, and the Administrative Agent and its affiliates may accept deposits from, lend money to, and generally engage in any kind of business with the Borrower or any Affiliate of the Borrower as if it were not the Administrative Agent under the Loan Documents. The term "Lender" as used herein and in all other Loan Documents, unless the context otherwise clearly requires, includes the Administrative Agent in its individual capacity as a Lender. References in Section 1 hereof to the Administrative Agent's Revolving Loans, or to the amount owing to the Administrative Agent for which an interest rate is being determined, refer to the Administrative Agent in its individual capacity as a Lender.

                  Section 11.3      Action by Administrative Agent.
                                    ------------------------------

                  If the Administrative Agent receives from the Borrower a written notice of an Event of Default pursuant to Section 8.5(i) or (k) hereof, the Administrative Agent shall promptly give each of the Lenders written notice thereof. The obligations of the Administrative Agent under the Loan Documents are only those expressly set forth therein. Without limiting the generality of the foregoing, the Administrative Agent shall not be required to take any action hereunder with respect to any Default or Event of Default, except as expressly provided in Section 9.2. Upon the occurrence of an Event of Default, the Administrative Agent shall take such action to enforce its Lien on the Collateral and to preserve and protect the Collateral as may be directed by the Required Lenders. Unless and until the Required Lenders give such direction, the Administrative Agent may (but shall not be obligated to) take or refrain from taking such actions as it deems appropriate and in the best interest of all the Lenders. In no event, however, shall the Administrative Agent be required to take any action in violation of applicable law or of any provision of any Loan Document, and the Administrative Agent shall in all cases be fully justified in failing or refusing to act hereunder or under any other Loan Document unless it first receives any further assurances of its indemnification from the Lenders that it may require, including prepayment of any related expenses and any other protection it requires against any and all costs, expense and liability which may be incurred by it by reason of taking or continuing to take any such action. The Administrative Agent shall be entitled to assume that no Default or Event of Default exists unless notified in writing to the contrary by a Lender or the Borrower. In all cases in which the Loan Documents do not require the Administrative Agent to take specific action, the Administrative Agent shall be fully justified in using its discretion in failing to take or in taking any action thereunder. Any instructions, consents, approvals or waivers of the Required Lenders, or of any other group of Lenders called for under the specific provisions of the Loan Documents, shall be binding upon all the Lenders and the holders of the Obligations.

                  Section 11.4      Consultation with Experts.
                                    -------------------------

                  The Administrative Agent may consult with legal counsel, independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken by it in good faith in accordance with the advice of such counsel, accountants or experts.

                  Section 11.5      Liability of Administrative Agent; Credit
                                    -----------------------------------------
Decision.
--------

                  Neither the Administrative Agent nor any of its directors, officers, agents, or employees shall be liable for any action taken or not taken by it in connection with the Loan Documents: (i) with the consent or at the request of the Required Lenders or (ii) in the absence of its own gross negligence or willful misconduct. Neither the Administrative Agent nor any of its directors, officers, agents or employees shall be responsible for or have any duty to ascertain, inquire into or verify: (i) any statement, warranty or representation made in connection with this Agreement, any other Loan Document or any Credit Event; (ii) the performance or observance of any of the covenants or agreements of any Designated Company contained herein or in any other Loan Document; (iii) the satisfaction of any condition specified in Section 7 hereof, except receipt of items required to be delivered to the Administrative Agent; or
(iv) the validity, effectiveness, genuineness, enforceability, perfection, value, worth or collectibility hereof or of any other Loan Document or of any other documents or writing furnished in connection with any Loan Document or of any Collateral; and the Administrative Agent makes no representation of any kind or character with respect to any such matter mentioned in this sentence. The Administrative Agent may execute any of its duties under any of the Loan Documents by or through employees, agents, and attorneys-in-fact and shall not be answerable to the Lenders, the Borrower, or any other Person for the default or misconduct of any such agents or attorneys-in-fact selected with reasonable care. The Administrative Agent shall not incur any liability by acting in reliance upon any notice, consent, certificate, other document or statement (whether written or oral) believed by it to be genuine or to be sent by the proper party or parties. In particular and without limiting any of the foregoing, the Administrative Agent shall have no responsibility for confirming the accuracy of any compliance certificate or other document or instrument received by it under the Loan Documents. The Administrative Agent may treat the payee of any Revolving Note as the holder thereof until written notice of transfer shall have been filed with the Administrative Agent signed by such payee in form satisfactory to the Administrative Agent. Each Lender acknowledges that it has independently and without reliance on the Administrative Agent or any other Lender, and based upon such information, investigations and inquiries as it deems appropriate, made its own credit analysis and decision to extend credit to the Borrower in the manner set forth in the Loan Documents. It shall be the responsibility of each Lender to keep itself informed as to the creditworthiness of the Borrower and its Subsidiaries, and the Administrative Agent shall have no liability to any Lender with respect thereto.

                  Section 11.6      Indemnity.
                                    ---------

                  The Lenders shall ratably, in accordance with their respective Revolver Percentages, indemnify and hold the Administrative Agent, and its directors, officers, employees, agents and representatives harmless from and against any liabilities, losses, costs or expenses suffered or incurred by it under any Loan Document or in connection with the transactions contemplated thereby, regardless of when asserted or arising, except to the extent they are promptly reimbursed for the same by the Borrower or except to the extent that any event giving rise to a claim was caused by the gross negligence or willful misconduct of the party seeking to be indemnified. The obligations of the Lenders under this Section shall survive termination of this Agreement. The Administrative Agent shall be entitled to offset amounts received for the account of a Lender under this Agreement against unpaid amounts due from such Lender to the Administrative Agent hereunder (whether as fundings of participations, indemnities or otherwise), but shall not be entitled to offset against amounts owed to the Administrative Agent by any Lender arising outside of this Agreement.

                  Section 11.7      Resignation of Administrative Agent and
                                    ---------------------------------------
Successor Administrative Agent.
------------------------------

                  The Administrative Agent may resign at any time by giving written notice thereof to the Lenders and the Borrower. Upon any such resignation of the Administrative Agent, the Required Lenders shall have the right to appoint a successor Administrative Agent and, so long as no Event of Default has occurred and is continuing, with the prior written consent of the Borrower. If no successor Administrative Agent shall have been so appointed by the Required Lenders, and shall have accepted such appointment, within 60 days after the retiring Administrative Agent's giving of notice of resignation then the retiring Administrative Agent may, on behalf of the Lenders, appoint a successor Administrative Agent and, so long as no Event of Default has occurred and is continuing, with the prior written consent of the Borrower, which shall be any Lender hereunder or any commercial bank organized under the laws of the United States of America or of any State thereof and having a combined capital and surplus of at least $200,000,000. Upon the acceptance of its appointment as the Administrative Agent hereunder, such successor Administrative Agent shall thereupon succeed to and become vested with all the rights and duties of the retiring Administrative Agent under the Loan Documents, and the retiring Administrative Agent shall be discharged from its duties and obligations thereunder. After any retiring Administrative Agent's resignation hereunder as Administrative Agent, the provisions of this Section 11 and all protective provisions of the other Loan Documents shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Administrative Agent, but no successor Administrative Agent shall in any event be liable or responsible for any actions of its predecessor. If the Administrative Agent resigns and no successor is appointed, the rights and obligations of such Administrative Agent shall be automatically assumed by the Required Lenders and
(i) the Borrower shall be directed to make all payments due each Lender hereunder directly to such Lender and (ii) the Administrative Agent's rights in the Collateral Documents shall be assigned without representation, recourse or warranty to the Lenders as their interests may appear.

                  Section 11.8      L/C Issuer.
                                    ----------

                  The L/C Issuer shall act on behalf of the Lenders with respect to any Letters of Credit issued by it and the documents associated therewith. The L/C Issuer shall have all of the benefits and immunities (i) provided to the Administrative Agent in this Section 11 with respect to any acts taken or omissions suffered by the L/C Issuer in connection with Letters of Credit issued by it or proposed to be issued by it and the Applications pertaining to such Letters of Credit as fully as if the term "Administrative Agent", as used in this Section 11, included L/C Issuer with respect to such acts or omissions and
(ii) as additionally provided in this Agreement with respect to such L/C Issuer.

                  Section 11.9      Hedging Liability and Funds Transfer and
                                    ----------------------------------------
Deposit Account Liability.
-------------------------

                  By virtue of a Lender's execution of this Agreement or an assignment agreement pursuant to Section 12.12 hereof, as the case may be, any Affiliate of such Lender with whom the Borrower has entered into an agreement creating Hedging Liability or Funds Transfer and Deposit Account Liability shall be deemed a Lender party hereto for purposes of any reference in a Loan Document to the parties for whom the Administrative Agent is acting, it being understood and agreed that the rights and benefits of such Affiliate under the Loan Documents consist exclusively of such Affiliate's right to share in payments and collections out of the Collateral and the Guaranties as more fully set forth in
Section 3.1 hereof. At the Administrative Agent's request, each Lender shall deliver to the Administrative Agent a report on the amount and nature of Hedging Liability and Funds Transfer and Deposit Account Liability owing to such Lender and its Affiliates. In connection with any such distribution of payments and collections, the Administrative Agent shall be entitled to assume no amounts are due to any Lender or its Affiliate with respect to Hedging Liability or Funds Transfer and Deposit Account Liability unless such Lender or its Affiliate has notified the Agent in writing of the amount of any such liability owed to it prior to such distribution.

                  Section 11.10     Authorization to Release Liens and Limit
                                    ----------------------------------------
Amount of Certain Claims.
------------------------

                  The Administrative Agent is hereby irrevocably authorized by each of the Lenders to release any Lien covering any Property of the Borrower or any Subsidiaries that is the subject of a sale or other disposition which is permitted by this Agreement or which has been consented to in accordance with
Section 12.13. The Administrative Agent is further irrevocably authorized by each of the Lenders to reduce or limit the amount of the obligations secured by any particular item of Collateral to an amount not less than the estimated value thereof to the extent necessary to reduce mortgage registry, filing and similar taxes.

                  Section 11.11     Proportionate Interest of Lenders under the
                                    -------------------------------------------
Loan Documents.
--------------

                  In the event any remedy is exercised with respect to the Loan Documents or the Collateral, the Administrative Agent shall pursue remedies designated by the Required Lenders. Each Lender agrees that no Lender shall have any right individually to realize upon the security created by the Loan Documents or otherwise enforce any provision thereof, or make demand thereunder, it being understood and agreed that such rights and remedies may be exercised by the Administrative Agent for the ratable benefit of the Lenders, under the terms of this Agreement and the Loan Documents. Nothing set forth in the previous sentence shall confer any rights or benefit on the Borrower or on any other Person except the Lenders.

                  Section 11.12     Co-Agents.
                                    ---------

                  U.S. Bank National Association is hereby appointed as a Co-Agent for the Lenders hereunder. Co-Agent, in its capacity as such, shall have no rights, powers, duties or responsibilities and no rights, powers, duties or responsibilities shall be read into this Agreement or any other Loan Document or otherwise exist on behalf of or against U.S. Bank National Association in such capacity as a Co-Agent. If Co-Agent resigns as such, no successor co-agent shall be appointed.

                                   SECTION 12.
                                 MISCELLANEOUS.

                  Section 12.1      Withholding Taxes.
                                    -----------------

                  (a) Payments Free of Withholding. Except as otherwise required by law and subject to Section 12.1(b) hereof, each payment by the Borrower under this Agreement or the other Loan Documents shall be made without withholding for or on account of any present or future taxes (other than overall net income taxes on the recipient) imposed by or within the jurisdiction in which the Borrower is domiciled, any jurisdiction from which the Borrower makes any payment, or (in each case) any political subdivision or taxing authority thereof or therein. If any such withholding is so required, the Borrower shall make the withholding, pay the amount withheld to the appropriate governmental authority before penalties attach thereto or interest accrues thereon and forthwith pay such additional amount as may be necessary to ensure that the net amount actually received by each Lender and the Administrative Agent free and clear of such taxes (including such taxes on such additional amount) is equal to the amount which that Lender or the Administrative Agent (as the case may be) would have received had such withholding not been made. If the Administrative Agent or any Lender pays any amount in respect of any such taxes, penalties or interest, the Borrower shall reimburse the Administrative Agent or such Lender for that payment on demand in the currency in which such payment was made. If the Borrower pays any such taxes, penalties or interest, it shall deliver official tax receipts evidencing that payment or certified copies thereof to the Lender or Administrative Agent on whose account such withholding was made (with a copy to the Administrative Agent if not the recipient of the original) on or before the thirtieth day after payment.

                  (b) U.S. Withholding Tax Exemptions. Each Lender that is not a United States person (as such term is defined in Section 7701(a)(30) of the Code) shall submit to the Borrower and the Administrative Agent on or before the date the initial Credit Event is made hereunder or, if later, the date such financial institution becomes a Lender hereunder, two duly completed and signed copies of (i) either Form W-8 BEN (relating to such Lender and entitling it to a complete exemption from withholding under the Code on all amounts to be received by such Lender, including fees, pursuant to the Loan Documents and the Obligations) or Form W-8 ECI (relating to all amounts to be received by such Lender, including fees, pursuant to the Loan Documents and the Obligations) of the United States Internal Revenue Service or (ii) solely if such Lender is claiming exemption from United States withholding tax under Section 871(h) or 881(c) of the Code with respect to payments of "portfolio interest", a Form W-8 BEN, or any successor form prescribed by the Internal Revenue Service, and a certificate representing that such Lender is not a bank for purposes of Section 881(c) of the Code, is not a 10-percent shareholder (within the meaning of Section 871(h)(3)(B) of the Code) of the Borrower and is not a controlled foreign corporation related to the Borrower (within the meaning of Section 864(d)(4) of the Code). Thereafter and from time to time, each Lender shall submit to the Borrower and the Administrative Agent such additional duly completed and signed copies of one or the other of such Forms (or such successor forms as shall be adopted from time to time by the relevant United States taxing authorities) and such other certificates as may be (i) requested by the Borrower in a written notice, directly or through the Administrative Agent, to such Lender and (ii) required under then-current United States law or regulations to avoid or reduce United States withholding taxes on payments in respect of all amounts to be received by such Lender, including fees, pursuant to the Loan Documents or the Obligations. Upon the request of the Borrower or the Administrative Agent, each Lender that is a United States person (as such term is defined in Section 7701(a)(30) of the Code) shall submit to the Borrower and the Administrative Agent a certificate to the effect that it is such a United States person.

                  (c) Inability of Lender to Submit Forms. If any Lender determines, as a result of any change in applicable law, regulation or treaty, or in any official application or interpretation thereof or otherwise, that it is unable to submit to the Borrower or the Administrative Agent any form or certificate that such Lender is obligated to submit pursuant to subsection (b) of this Section 12.1 or that such Lender is required to withdraw or cancel any such form or certificate previously submitted or any such form or certificate otherwise becomes ineffective or inaccurate, such Lender shall promptly notify the Borrower and Administrative Agent of such fact and the Lender shall to that extent not be obligated to provide any such form or certificate and will be entitled to withdraw or cancel any affected form or certificate, as applicable; in such event, the Borrower shall withhold the required taxes as provided by applicable law and in compliance with Section 12.1(a).

                  Section 12.2      No Waiver, Cumulative Remedies.
                                    ------------------------------

                  No delay or failure on the part of the Administrative Agent or any Lender or on the part of the holder or holders of any of the Obligations in the exercise of any power or right under any Loan Document shall operate as a waiver thereof or as an acquiescence in any default, nor shall any single or partial exercise of any power or right preclude any other or further exercise thereof or the exercise of any other power or right. The rights and remedies hereunder of the Administrative Agent, the Lenders and of the holder or holders of any of the Obligations are cumulative to, and not exclusive of, any rights or remedies which any of them would otherwise have.

                  Section 12.3      Non-Business Days.
                                    -----------------

                  If any payment hereunder becomes due and payable on a day which is not a Business Day, the due date of such payment shall be extended to the next succeeding Business Day on which date such payment shall be due and payable. In the case of any payment of principal falling due on a day which is not a Business Day, interest on such principal amount shall continue to accrue during such extension at the rate per annum then in effect, which accrued amount shall be due and payable on the next scheduled date for the payment of interest.

                  Section 12.4      Documentary Taxes.
                                    -----------------

                  The Borrower agrees to pay on demand any documentary, stamp or similar taxes payable in respect of this Agreement or any other Loan Document, including interest and penalties, in the event any such taxes are assessed, irrespective of when such assessment is made and whether or not any credit is then in use or available hereunder.

                  Section 12.5      Survival of Representations.
                                    ---------------------------

                  All representations and warranties made herein or in any other Loan Document or in certificates given pursuant hereto or thereto shall survive the execution and delivery of this Agreement and the other Loan Documents, and shall continue in full force and effect with respect to the date as of which they were made as long as any credit is in use or available hereunder.

                  Section 12.6      Survival of Indemnities.
                                    -----------------------

                  All indemnities and other provisions relative to reimbursement to the Lenders of amounts sufficient to protect the yield of the Lenders with respect to the Loans and Letters of Credit, including, but not limited to, Sections 1.11, 10.3 and 12.15 hereof, shall survive the termination of this Agreement and the other Loan Documents and the payment of the Obligations.

                  Section 12.7      Sharing of Set-Off.
                                    ------------------

                  Each Lender agrees with each other Lender a party hereto that if such Lender shall receive and retain any payment, whether by set-off or application of deposit balances or otherwise, on any of the Loans or Reimbursement Obligations in excess of its ratable share of payments on all such Obligations then outstanding to the Lenders, then such Lender shall purchase for cash at face value, but without recourse, ratably from each of the other Lenders such amount of the Loans or Reimbursement Obligations, or participations therein, held by each such other Lenders (or interest therein) as shall be necessary to cause such Lender to share such excess payment ratably with all the other Lenders; provided, however, that if any such purchase is made by any Lender, and if such excess payment or part thereof is thereafter recovered from such purchasing Lender, the related purchases from the other Lenders shall be rescinded ratably and the purchase price restored as to the portion of such excess payment so recovered, but without interest. For purposes of this Section, amounts owed to or recovered by the L/C Issuer in connection with Reimbursement Obligations in which Lenders have been required to fund their participation shall be treated as amounts owed to or recovered by the L/C Issuer as a Lender hereunder.

                  Section 12.8      Notices.
                                    -------

                  Except as otherwise specified herein, all notices hereunder and under the other Loan Documents shall be in writing (including, without limitation, notice by telecopy) and shall be given to the relevant party at its address or telecopier number set forth below, or such other address or telecopier number as such party may hereafter specify by notice to the Administrative Agent and the Borrower given by courier, by United States certified or registered mail, by telecopy or by other telecommunication device capable of creating a written record of such notice and its receipt. Notices under the Loan Documents to the Lenders and the Administrative Agent shall be addressed to their respective addresses or telecopier numbers set forth on the signature pages hereof, and to the Borrower to:

                           All American Semiconductor, Inc.
                           16115 N.W. 52nd Avenue
                           Miami, Florida  33014
                           Attention: Chief Financial Officer
                           Telephone: (305) 626-4149
                           Telecopy: (305) 624-5258

                  with a copy to:

                           Bilzin Sumberg Baena Price & Axelrod LLP
                           Wachovia Financial Center
                           200 South Biscayne Boulevard, Suite 2500
                           Miami, Florida  33131
                           Attention: Alan D. Axelrod, Esq.
                           Telephone: (305) 350-2369
                           Telecopy: (305) 374-7593

Each such notice, request or other communication shall be effective (i) if given by telecopier, when such telecopy is transmitted to the telecopier number specified in this Section or on the signature pages hereof and a confirmation of such telecopy has been received by the sender, (ii) if given by mail, 3 Business Days after such communication is deposited in the mail, certified or registered with return receipt requested, addressed as aforesaid or (iii) if given by any other means, when delivered at the addresses specified in this Section or on the signature pages hereof; provided that any notice given pursuant to Section 1 hereof shall be effective only upon receipt.

                  Section 12.9      Counterparts.
                                    ------------

                  This Agreement may be executed in any number of counterparts, and by the different parties hereto on separate counterpart signature pages, and all such counterparts taken together shall be deemed to constitute one and the same instrument.

                  Section 12.10     Successors and Assigns.
                                    ----------------------

                  This Agreement shall be binding upon the Borrower and its successors and assigns, and shall inure to the benefit of the Administrative Agent and each of the Lenders and the benefit of their respective successors and permitted assigns, including any subsequent holder of any of the Obligations. The Borrower may not assign any of its rights or obligations under any Loan Document without the written consent of all of the Lenders.

                  Section 12.11     Participants.
                                    ------------

                  Each Lender shall have the right at its own cost to grant participations (to be evidenced by one or more agreements or certificates of participation) in the Revolving Loans made and Reimbursement Obligations and/or Revolving Credit Commitments held by such Lender at any time and from time to time to one or more other Persons; provided that no such participation shall relieve any Lender of any of its obligations under this Agreement, and, provided, further that no such participant shall have any rights under this Agreement except as provided in this Section, and the Administrative Agent shall have no obligation or responsibility to such participant. Any agreement pursuant to which such participation is granted shall provide that the granting Lender shall retain the sole right and responsibility to enforce the obligations of the Borrower under this Agreement and the other Loan Documents including, without limitation, the right to approve any amendment, modification or waiver of any provision of the Loan Documents, except that such agreement may provide that such Lender will not agree to any modification, amendment or waiver of the Loan Documents that would reduce the amount of or postpone any fixed date for payment of any Obligation in which such participant has an interest. Any party to which such a participation has been granted shall have the benefits of Section 1.11 and Section 10.3 hereof. The Borrower authorizes each Lender to disclose to any participant or prospective participant under this Section any financial or other information pertaining to any Designated Company, subject to, and after, such participant has executed a confidentiality agreement in favor of the Borrower in the same form and with the same content as the confidentiality agreement executed by the Administrative Agent prior to the Closing Date.

                  Section 12.12     Assignments.
                                    -----------

                  (a) Each Lender shall have the right at any time, with the prior consent of the Administrative Agent and, so long as no Event of Default then exists and except for assignments to Affiliates of the relevant Lender for which the consent of the Borrower shall not be required, the Borrower (which consent of the Borrower shall not be unreasonably withheld) to sell, assign, transfer or negotiate all or any part of its rights and obligations under the Loan Documents (including, without limitation, the indebtedness evidenced by the

Revolving Notes then held by such assigning Lender, together with an equivalent percentage of its obligation to make Revolving Loans and participate in Letters of Credit) to one or more commercial banks or other financial institutions or investors, provided that, unless otherwise agreed to by the Administrative Agent, such assignment shall be of a fixed percentage (and not by its terms of varying percentage) of the assigning Lender's rights and obligations under the Loan Documents; provided, however, that in order to make any such assignment (i) unless the assigning Lender is assigning all of its Revolving Credit Commitments, outstanding Revolving Loans and interests in Letters of Credit Obligations, the assigning Lender shall retain at least $5,000,000 in unused Revolving Credit Commitments, outstanding Revolving Loans and interests in Letters of Credit, (ii) the assignee Lender shall have Revolving Credit Commitments, outstanding Revolving Loans and interests in Letters of Credit of at least $5,000,000, (iii) each such assignment shall be evidenced by a written agreement (substantially in the form attached hereto as Exhibit E or in such other form acceptable to the Administrative Agent) executed by such assigning Lender, such assignee Lender or Lenders, the Administrative Agent and, if required as provided above, the Borrower, which agreement shall specify in each instance the portion of the Obligations which are to be assigned to the assignee Lender and the portion of the Revolving Credit Commitments of the assigning Lender to be assumed by the assignee Lender, and (iv) the assigning Lender shall pay to the Administrative Agent a processing fee of $3,500 and any out-of-pocket attorneys' fees and expenses incurred by the Administrative Agent in connection with any such assignment agreement. Any such assignee shall become a Lender for all purposes hereunder to the extent of the rights and obligations under the Loan Documents it assumes and the assigning Lender shall be released from its obligations, and will have released its rights, under the Loan Documents to the extent of such assignment. The address for notices to such assignee Lender shall be as specified in the assignment agreement executed by it. Promptly upon the effectiveness of any such assignment agreement, the Borrower shall execute and deliver replacement Revolving Notes to the assignee Lender and the assigning Lender in the respective amounts of their Revolving Credit Commitments (or assigned principal amounts, as applicable) after giving effect to the reduction occasioned by such assignment (all such Revolving Notes to constitute "Revolving Notes" for all purposes of the Loan Documents), and the assignee Lender shall thereafter surrender to the Borrower its old Revolving Notes. The Borrower authorizes each Lender to disclose to any purchaser or prospective purchaser of an interest in the Revolving Loans and interest in Letters of Credit owed to it or its Revolving Credit Commitments under this Section any financial or other information pertaining to any Designated Company, subject to, and after, such purchaser has executed a confidentiality agreement in favor of the Borrower in the same form and with the same content as the confidentiality agreement executed by the Administrative Agent prior to the Closing Date.

                  (b) Any Lender may at any time pledge or grant a security interest in all or any portion of its rights under this Agreement to secure obligations of such Lender, including any such pledge or grant to a Federal Reserve Bank, and this Section shall not apply to any such pledge or grant of a security interest; provided that no such pledge or grant of a security interest shall release a Lender from any of its obligations hereunder or substitute any such pledgee or secured party for such Lender as a party hereto; provided further, however, the right of any such pledgee or grantee (other than any Federal Reserve Bank) to further transfer all or any portion of the rights pledged or granted to it, whether by means of foreclosure or otherwise, shall be at all times subject to the terms of this Agreement.

                  Section 12.13     Amendments.
                                    ----------

                  Any provision of this Agreement or the other Loan Documents may be amended or waived, or any action requiring consent may be consented to, as applicable, if, but only if, such amendment, waiver or consent is in writing and is signed by (a) the Borrower, (b) the Required Lenders, and (c) if the rights or duties of the Administrative Agent are affected thereby, the Administrative Agent; provided that:

                           (i)      no amendment or waiver pursuant to this
         Section 12.13 shall (A) increase any Revolving Credit Commitment of any Lender without the consent of such Lender or (B) reduce the amount of or postpone the date for any scheduled payment of any principal of or interest on any Revolving Loan or of any Reimbursement Obligation or of any fee payable hereunder without the consent of the Lender to which such payment is owing or which has committed to make such Revolving Loan or Letter of Credit (or participate therein) hereunder (it being understood and agreed that Revolving Credit Commitment reductions and principal prepayments called for by Section 1.9(b) may be amended or modified with the written consent of the Required Lenders); and

                           (ii)     no amendment or waiver pursuant to this
         Section 12.13 shall, unless signed by each Lender, increase the aggregate Revolving Credit Commitments, change the definitions of Termination Date or Required Lenders or Permitted Overadvance, increase the advance rates provided for in the definition of Borrowing Base, change the provisions of this Section 12.13, release any material guarantor or all or any substantial part of the Collateral (except as otherwise provided for in the Loan Documents), or affect the number of Lenders required to take any action hereunder or under any other Loan Document.

                  Section 12.14     Headings.
                                    --------

                  Section headings used in this Agreement are for reference only and shall not affect the construction of this Agreement.

                  Section 12.15     Costs and Expenses; Indemnification.
                                    -----------------------------------

                  (a) The Borrower agrees to pay all costs and expenses of the Administrative Agent in connection with the preparation, negotiation, and administration of the Loan Documents, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent, in connection with the preparation and execution of the Loan Documents, and any amendment, waiver or consent related thereto, whether or not the transactions contemplated herein are consummated, together with any fees and charges suffered or incurred by the Administrative Agent in connection with periodic collateral filing fees and lien searches. The Borrower further agrees to indemnify the Administrative Agent, each Lender, and their respective directors, officers, employees, agents, professional and financial advisors, attorneys and consultants against all losses, claims, damages, penalties, judgments, liabilities and expenses (including, without limitation, all reasonable expenses of litigation or preparation therefor, whether or not the indemnified Person is a party thereto, or any settlement arrangement arising from or relating to any such litigation) which any of them may pay or incur arising out of or relating to any Loan Document or any of the transactions contemplated thereby or the direct or indirect application or proposed application of the proceeds of any Revolving Loan or Letter of Credit, other than to the extent of those which arise, in whole or in part, from the gross negligence or willful misconduct of the party claiming indemnification. The Borrower, upon demand by the Administrative Agent or a Lender at any time, shall reimburse the Administrative Agent or such Lender for any legal or other fees and expenses incurred in connection with investigating or defending against any of the foregoing (including any settlement costs relating to the foregoing) except if the same is directly due to the gross negligence or willful misconduct of the party to be indemnified. The obligations of the Borrower under this Section shall survive the termination of this Agreement.

                  (b) The Borrower unconditionally agrees to forever indemnify, defend and hold harmless, and covenants not to sue for any claim for contribution against, the Administrative Agent and the Lenders for any damages, costs, loss or expense, including without limitation, response, remedial or removal costs, arising out of any of the following: (i) any presence, release, threatened release or disposal of any hazardous or toxic substance or petroleum by any Designated Company or otherwise occurring on or with respect to its Property (whether owned or leased), (ii) the operation or violation of any environmental law, whether federal, state, or local, and any regulations promulgated thereunder, by any Designated Company or otherwise occurring on or with respect to its Property (whether owned or leased), (iii) any claim for personal injury or property damage in connection with any Designated Company or otherwise occurring on or with respect to its Property (whether owned or leased), and (iv) the inaccuracy or breach of any environmental representation, warranty or covenant by any Designated Company made herein or in any other Loan Document evidencing or securing any Obligations or setting forth terms and conditions applicable thereto or otherwise relating thereto, except for damages to the extent arising from the willful misconduct or gross negligence of the party claiming indemnification. This indemnification shall survive the payment and satisfaction of all Obligations and the termination of this Agreement, and shall remain in force beyond the expiration of any applicable statute of limitations and payment or satisfaction in full of any single claim under this indemnification. This indemnification shall be binding upon the successors and assigns of the Borrower and shall inure to the benefit of Administrative Agent and the Lenders directors, officers, employees, agents, and collateral trustees, and their successors and assigns.

                  Section 12.16     Set-off.
                                    -------

                  In addition to any rights now or hereafter granted under applicable law and not by way of limitation of any such rights, during the existence of any Event of Default, each

Lender and each subsequent holder of any Obligation is hereby authorized by the Borrower at any time or from time to time, without notice to the Borrower or to any other Person, any such notice being hereby expressly waived, to set-off and to appropriate and to apply any and all deposits (general or special, including, but not limited to, indebtedness evidenced by certificates of deposit, whether matured or unmatured, but not including trust accounts, and in whatever currency denominated) and any other indebtedness at any time held or owing by that Lender or that subsequent holder to or for the credit or the account of the Borrower, whether or not matured, against and on account of the Obligations of the Borrower to that Lender or that subsequent holder under the Loan Documents, including, but not limited to, all claims of any nature or description arising out of or connected with the Loan Documents, irrespective of whether or not (a) that Lender or that subsequent holder shall have made any demand hereunder or
(b) the principal of or the interest on the Revolving Loans or Revolving Notes and other amounts due hereunder shall have become due and payable pursuant to
Section 9 and although said obligations and liabilities, or any of them, may be contingent or unmatured.

                  Section 12.17     Entire Agreement.
                                    ----------------

                  The Loan Documents constitute the entire understanding of the parties thereto with respect to the subject matter thereof and any prior agreements, whether written or oral, with respect thereto are superseded hereby.

                  Section 12.18     Governing Law.
                                    -------------

                  This Agreement and the other Loan Documents, and the rights and duties of the parties hereto, shall be construed and determined in accordance with the internal laws of the State of Illinois.

                  Section 12.19     Severability of Provisions.
                                    --------------------------

                  Any provision of any Loan Document which is unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction. All rights, remedies and powers provided in this Agreement and the other Loan Documents may be exercised only to the extent that the exercise thereof does not violate any applicable mandatory provisions of law, and all the provisions of this Agreement and other Loan Documents are intended to be subject to all applicable mandatory provisions of law which may be controlling and to be limited to the extent necessary so that they will not render this Agreement or the other Loan Documents invalid or unenforceable.

                  Section 12.20     Excess Interest.
                                    ---------------

                  Notwithstanding any provision to the contrary contained herein or in any other Loan Document, no such provision shall require the payment or permit the collection of any amount of interest in excess of the maximum amount of interest permitted by applicable law to be charged for the use or detention, or the forbearance in the collection, of all or any portion of the Revolving Loans or other Obligations outstanding under this Agreement or any other Loan Document ("Excess Interest"). If any Excess Interest is provided for, or is adjudicated to be provided for, herein or in any other Loan Document, then in such event (a) the provisions of this Section shall govern and control, (b) neither the Borrower nor any guarantor or endorser shall be obligated to pay any Excess Interest, (c) any Excess Interest that the Administrative Agent or any Lender may have received hereunder shall, at the option of the Administrative Agent, be (i) applied as a credit against the then outstanding principal amount of Obligations hereunder and accrued and unpaid interest thereon (not to exceed the maximum amount permitted by applicable law),
(ii) refunded to the Borrower, or (iii) any combination of the foregoing, (d) the interest rate payable hereunder or under any other Loan Document shall be automatically subject to reduction to the maximum lawful contract rate allowed under applicable usury laws (the "Maximum Rate"), and this Agreement and the other Loan Documents shall be deemed to have been, and shall be, reformed and modified to reflect such reduction in the relevant interest rate, and (e) neither the Borrower nor any guarantor or endorser shall have any action against the Administrative Agent or any Lender for any damages whatsoever arising out of the payment or collection of any Excess Interest. Notwithstanding the foregoing, but subject to applicable law, if for any period of time interest on any of Borrower's Obligations is calculated at the Maximum Rate rather than the applicable rate under this Agreement, and thereafter such applicable rate becomes less than the Maximum Rate, the rate of interest payable on the Borrower's Obligations shall remain at the Maximum Rate until the Lenders have received the amount of interest which such Lenders would have received during such period on the Borrower's Obligations had the rate of interest not been limited to the Maximum Rate during such period.

                  Section 12.21     Construction.
                                    ------------

                  Nothing contained herein shall be deemed or construed to permit any act or omission which is prohibited by the terms of any Collateral Document, the covenants and agreements contained herein being in addition to and not in substitution for the covenants and agreements contained in the Collateral Documents; provided, however, that to the extent of any conflict between the provisions of this Agreement and the provisions of any Collateral Documents, the provisions of this Agreement shall govern and control for all purposes.

                  Section 12.22     Lenders' Obligations Several.
                                    ----------------------------

                  The obligations of the Lenders hereunder are several and not joint. Nothing contained in this Agreement and no action taken by the Lenders pursuant hereto shall be deemed to constitute the Lenders a partnership, association, joint venture or other entity.

                  Section 12.23     Submission to Jurisdiction; Waiver of Jury
                                    ------------------------------------------
Trial.
-----

                  The Borrower hereby submits to the nonexclusive jurisdiction of the United States District Court for the Northern District of Illinois and of any Illinois State court sitting in the City of Chicago for purposes of all legal proceedings arising out of or relating to this Agreement, the other Loan Documents or the transactions contemplated hereby or thereby.

The Borrower irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such proceeding brought in such a court and any claim that any such proceeding brought in such a court has been brought in an inconvenient forum. THE BORROWER, THE ADMINISTRATIVE AGENT, AND THE LENDERS HEREBY IRREVOCABLY WAIVE ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO ANY LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED THEREBY.

                  Section 12.24     Confidentiality Agreements.
                                    --------------------------

                  Each of the Lenders hereby acknowledges that it has executed and delivered to and in favor of the Borrower a confidentiality agreement, which confidentiality agreement shall remain in full force and effect after the date hereof and through the term of this Agreement.

                  This Agreement is entered into between us for the uses and purposes hereinabove set forth as of the date first above written.


                                       ALL AMERICAN SEMICONDUCTOR, INC.


                                       By: /s/ Howard L. Flanders
                                           -------------------------------------
                                       Name: Howard L. Flanders
                                             -----------------------------------
                                       Title: EVP & CFO
                                              ----------------------------------

                                       HARRIS TRUST AND SAVINGS BANK,
                                         in its individual capacity as a Lender,
                                         as L/C Issuer and as Administrative
                                         Agent


                                       By: /s/ William Kane
                                           -------------------------------------
                                       Name: William Kane
                                             -----------------------------------
                                       Title: Vice President
                                              ----------------------------------

                                       Address:

                                       111 West Monroe Street
                                       Chicago, Illinois 60603
                                       Attention: Asset Based Lending
                                       Telecopy: (312) 765-1641
                                       Telephone: (312) 461-2116

                                       U.S. BANK NATIONAL ASSOCIATION,
                                         in its capacity as a Lender and as
                                         Co-Agent


                                       By: /s/ Robin Van Meter
                                           -------------------------------------
                                       Name: Robin Van Meter
                                             -----------------------------------
                                       Title: Vice President
                                              ----------------------------------

                                       Address:

                                       7th & Washington, 5th Floor
                                       St. Louis, Missouri 63101
                                       Attention: Ms. Robin L. Van Meter
                                       Telecopy: (314) 418-8341
                                       Telephone: (314) 418-8556

                                       GMAC COMMERCIAL CREDIT, LLC


                                       By: /s/ Edward Hill
                                           -------------------------------------
                                       Name: Edward Hill
                                             -----------------------------------
                                       Title: Senior Vice President
                                              ----------------------------------

                                       Address:

                                       2810 Interstate Tower
                                       121 West Trade Street
                                       Charlotte, North Carolina 28202-5399
                                       Attention: Mr. Edward Hill
                                       Telecopy: (704) 342-5353
                                       Telephone: (704) 342-5365

                                       with copies to:

                                       Hunton & Williams LLP
                                       Bank of America Plaza, Suite 3500
                                       Charlotte, NC 28280
                                       Attention: Haywood Barnes, Esq.
                                       Telecopy: (704) 378-4890

                                       and

                                       GMAC Commercial Finance, LLC
                                       3000 Town Center, Suite 280
                                       Southfield, Michigan 48075
                                       Attention: Deputy Credit Officer
                                       Telecopy: (248) 350-2733

                                       PNC BANK, NATIONAL ASSOCIATION


                                       By: /s/ Lee LaBine
                                           -------------------------------------
                                       Name: Lee LaBine
                                             -----------------------------------
                                       Title: Vice President
                                              ----------------------------------

                                       Address:

                                       One South Wacker Drive
                                       Suite 2980
                                       Chicago, Illinois 60606
                                       Attention: Mr. Lee LaBine
                                       Telecopy: (312) 338-5612
                                       Telephone: (312) 338-5618

                                    EXHIBIT A

                            NOTICE OF PAYMENT REQUEST

                                     [Date]

[Name of Lender]
[Address]

Attention:

                  Reference is made to the Credit Agreement, dated as of May 14, 2003, among All American Semiconductor, Inc., the Lenders party thereto, Harris Trust and Savings Bank, as Administrative Agent, and U.S. Bank National Association, as a Lender and as Co-Agent (the "Credit Agreement"). Capitalized terms used herein and not defined herein have the meanings assigned to them in the Credit Agreement. [The Borrower has failed to pay its Reimbursement Obligation in the amount of $____________. Your Revolver Percentage of the unpaid Reimbursement Obligation is $_____________] or [_________________________
has been required to return a payment by the Borrower of a Reimbursement Obligation in the amount of $_______________. Your Revolver Percentage of the returned Reimbursement Obligation is $_______________.]

                                       Very truly yours,

                                       HARRIS TRUST AND SAVINGS BANK,
                                         as L/C Issuer


                                       By_______________________________________
                                            Name________________________________
                                            Title_______________________________


                               Exhibit A - Page 1

                                    EXHIBIT B

                                 REVOLVING NOTE

$_____________________________                                      May 14, 2003


                  FOR VALUE RECEIVED, the undersigned, ALL AMERICAN SEMICONDUCTOR, INC., a Delaware corporation (the "Borrower"), hereby promises to pay to the order of ____________________ (the "Lender") on the Termination Date of the hereinafter defined Credit Agreement, at the principal office of Harris Trust and Savings Bank, as Administrative Agent, in Chicago, Illinois, in immediately available funds, the principal sum of ___________________ Dollars ($__________) or, if less, the aggregate unpaid principal amount of all Revolving Loans made by the Lender to the Borrower pursuant to the Credit Agreement, together with interest on the principal amount of each Revolving Loan from time to time outstanding hereunder at the rates, and payable in the manner and on the dates, specified in the Credit Agreement.

                  This Note is one of the Revolving Notes referred to in the Credit Agreement dated as of May 14, 2003, among the Borrower, Harris Trust and Savings Bank, as Administrative Agent, and U.S. Bank National Association, as Co-Agent and the Lenders party thereto (the "Credit Agreement"), and this Note and the holder hereof are entitled to all the benefits and security provided for thereby or referred to therein, to which Credit Agreement reference is hereby made for a statement thereof. All defined terms used in this Note, except terms otherwise defined herein, shall have the same meaning as in the Credit Agreement. This Note shall be governed by and construed in accordance with the internal laws of the State of Illinois.

                  Voluntary prepayments may be made hereon without penalty or charge except as provided in the Credit Agreement, certain prepayments are required to be made hereon, and this Note may be declared due prior to the expressed maturity hereof, all in the events, on the terms and in the manner as provided for in the Credit Agreement.

                  The Borrower hereby waives demand, presentment, protest or notice of any kind hereunder.


                                       ALL AMERICAN SEMICONDUCTOR, INC.


                                       By:______________________________________
                                       Name:____________________________________
                                       Title:___________________________________


                               Exhibit B - Page 1

                                    EXHIBIT C

                           BORROWING BASE CERTIFICATE
                        ALL AMERICAN SEMICONDUCTOR, INC.

                                    Attached



                               Exhibit C - Page 1

HARRIS TRUST &
 SAVINGS BANK                        BORROWING BASE CERTIFICATE
REPORT NUMBER __________                       DATE     __________
All American Semiconductor, Inc.



TOTAL APPROVED LINE  _________________________   Maximum Inventory Loan  ________________________

     ACCOUNTS RECEIVABLE UPDATE                              COLLATERAL STATUS

Period Covered:_______________________________

ADDITIONS:
                                                                                  _______________
                                                                 As of Date:      _______________

(A) New Sales (See Attached)   _______________   (1) Previous Coll. Balance       _______________

(B) Miscellaneous (+)          _______________   (2) Total Additions              _______________

Total Gross Additions  (2)     _______________   (3) Collections/Deductions       _______________

DEDUCTIONS:                                      (4) New Collateral Balance       _______________

(A) Collections (See Attached) _______________   (5) Less Ineligibles             _______________

(B) Discounts Allowed          _______________   (6) Eligible Collateral          _______________

(C) Credit Memos               _______________   (7) Rate of Advance              _______________

(D) Miscellaneous (-) Non A/R  _______________   (8) Available A/R            (A) _______________

Total Gross Collections  (3)   _______________   (9) Avail Inv. (Per Attached)(B) _______________

     LOAN BALANCE UPDATE                         (10) Other Loan Value        (C) _______________

Loan Outstanding as of:                          (11) Total Loan Value            _______________

From Previous Report #         _______________        A/R + Inv. + Other:

Less Collections               _______________          A + B + C

Additional Advance Requested   _______________   (12) Maximum Borrowing Limit ___________________

New Loan Balance This Report   _______________        Lessor of Total Loan Value

Plus L/C or Other Reserves     _______________                  or

                                                      Total Approved Rev. Line

                                                 (13) Less Total Loans and        _______________

Total Loans and Other                                 Other Liabilities

Liabilities                    _______________   (14) New Availability            _______________

(Carry to Line 13)

   Pursuant to the Terms of the Credit Agreement dated as of May 14, 2003 between us (the "Credit Agreement), we submit this Borrowing Base to you and certify that the information set forth above and on any attachments to this certificate is true, correct and complete as of the date of this certificate.

                                              Borrower:          ________________________________
                                              Authorized Signer: ________________________________


                               Exhibit C - Page 2

                                    EXHIBIT D

                        ALL AMERICAN SEMICONDUCTOR, INC.

                             COMPLIANCE CERTIFICATE

To:      Harris Trust and Savings Bank, as Administrative
         Agent under, and the Lenders party to, the Credit
         Agreement described below.

                  This Compliance Certificate is furnished to the Administrative Agent and the Lenders pursuant to that certain Credit Agreement dated as of May 14, 2003, among All American Semiconductor, Inc., certain Lenders which are signatories thereto, Harris Trust and Savings Bank, as Administrative Agent, and U.S. Bank National Association, as Co-Agent (the "Credit Agreement"). Unless otherwise defined herein, the terms used in this Compliance Certificate have the meanings ascribed thereto in the Credit Agreement.

                  THE UNDERSIGNED HEREBY CERTIFIES THAT:

                  1.       I am the duly elected __________ of ________________;

                  2. I have reviewed the terms of the Credit Agreement and I have made, or have caused to be made under my supervision, a detailed review of the transactions and conditions of the Borrower and its Subsidiaries during the accounting period covered by the attached financial statements;

                  3. The examinations described in paragraph 2 did not disclose, and I have no knowledge of, the existence of any condition or the occurrence of any event which constitutes a Default or Event of Default during or at the end of the accounting period covered by the attached financial statements or as of the date of this Compliance Certificate, except as set forth below;

                  4. The financial statements required by Section 8.5 of the Credit Agreement and being furnished to you concurrently with this Compliance Certificate are true, correct and complete in all material respects as of the date and for the periods covered thereby; and

                  5. The Schedule I hereto sets forth financial data and computations evidencing the Borrower's compliance with certain covenants of the Credit Agreement, all of which data and computations are, to the best of my knowledge, true, complete and correct and have been made in accordance with the relevant Sections of the Credit Agreement.

                  Described below are the exceptions, if any, to paragraph 3 by listing, in detail, the nature of the condition or event, the period during which it has existed and the action which the Borrower has taken, is taking, or proposes to take with respect to each such condition or event:


                               Exhibit D - Page 1

               __________________________________________________
               __________________________________________________
               __________________________________________________


                  The foregoing certifications, together with the computations set forth in Schedule I hereto and the financial statements delivered with this Certificate in support hereof, are made and delivered this ______ day of __________________ 20___.


                                       ALL AMERICAN SEMICONDUCTOR, INC.


                                       By:______________________________________
                                       Name:____________________________________
                                       Title:___________________________________


                               Exhibit D - Page 2

                                   SCHEDULE I
                            TO COMPLIANCE CERTIFICATE


                        ALL AMERICAN SEMICONDUCTOR, INC.

                             COMPLIANCE CALCULATIONS
                              FOR CREDIT AGREEMENT
                            DATED AS OF MAY 14, 2003

                     CALCULATIONS AS OF _____________, 200__

================================================================================

A.   Tangible Net Worth (Section 8.22(a))
     ------------------------------------

     1.   Total shareholders' equity                                 $__________

     2.   Sum of:

          (i)   intangibles                             $__________
          (ii)  write-up of assets                      $__________

     3.   Line A1 minus Line A2                                      $__________

     4.   Line A3 must be greater or equal to                        $__________

     5.   The Borrower is in compliance (circle yes or no)                Yes/no

B.   Capital Expenditures (Section 8.22(b))
     --------------------------------------

     1.   Year-to-date Capital Expenditures (excluding               $__________
          those items excluded in Section 8.22(b)

     2.   Line B1 must be less than or equal to                      $1,000,000

     3.   The Borrower is in compliance (circle yes or no)                Yes/no

C.   Debt Service Coverage Ratio (Section 8.22(c))
     ---------------------------------------------

     1. Net Income (determined without giving effect to the extraordinary gains or losses incurred in connection with the sale of assets outside of the ordinary course of business)

          (i)   Net Income                              $__________
          (ii)  Effect of extraordinary gains/losses    $__________


                        Schedule I to Exhibit D - Page 1

          (iii) Nonrecurring charges                    $__________

     2.   Interest Expense                                           $__________

     3.   Income taxes                                               $__________

     4.   Depreciation and amortization expense                      $__________

     5.   Sum of lines C1, C2, C3 and C4 ("EBITDA")                  $__________

     6.   Unfinanced Capital Expenditures                            $__________

     7.   Cash taxes paid                                            $__________

     8.   Line 5 minus sum of Lines C6 and C7                        $__________

     9.   Cash Interest Expenses                                     $__________

     10.  Principal payments                                         $__________

     11.  Sum of Lines C9 and C10                                    $__________

     12.  Ratio of Line C8 to Line C11                               _____ : 1.0

     13.  Line C12 ratio must not be less than                       _____ : 1.0

     14.  The Borrower is in compliance (circle yes or no)           Yes/no

D.   Inventory Turnover (Section 8.22(d))
     ------------------------------------

     1.   Aggregate cost of goods sold                               $__________

     2.   Line D1 multiplied by 4                                    $__________

     3.   Aggregate gross book value of Inventory                    $__________

     4.   Line D3 divided by 3                                       $__________

     5.   Line D2 divided by D4                                      $__________

     6.   Line D5 must not be less than                              $__________

     7.   The Borrower is in compliance (circle yes or no)           Yes/no


                        Schedule I to Exhibit D - Page 2

                                    EXHIBIT E

                            ASSIGNMENT AND ACCEPTANCE

                           Dated _____________, 20___

                  Reference is made to the Credit Agreement dated as of May 14, 2003 (the "Credit Agreement") among All American Semiconductor, Inc., the Lenders (as defined in the Credit Agreement), Harris Trust and Savings Bank, as Administrative Agent for the Lenders and U.S. Bank National Association, as Co-Agent. Terms defined in the Credit Agreement are used herein with the same meaning.

                  ________________________________________ (the "Assignor") and
_________________________ (the "Assignee") agree as follows:

                  1. The Assignor hereby sells and assigns to the Assignee, and the Assignee hereby purchases and assumes from the Assignor, a _______ % interest in and to all of the Assignor's rights and obligations under the Credit Agreement as of the Effective Date (as defined below), including, without limitation, such percentage interest in the Assignor's Revolving Credit Commitments as in effect on the Effective Date and the Revolving Loans, if any, owing to the Assignor on the Effective Date and the Assignor's Revolver Percentage of any outstanding L/C Obligations.

                  2. The Assignor (i) represents and warrants that as of the date hereof (A) its Revolving Credit Commitment is $_______________, (B) the aggregate outstanding principal amount of Revolving Loans made by it under the Credit Agreement that have not been repaid is $___________ and a description of the interest rates and interest periods of such Revolving Loans is attached as Annex 1 hereto, and (C) the aggregate principal amount of Assignor's Revolver Percentage of outstanding L/C Obligations is $___________; (ii) represents and warrants that it is the legal and beneficial owner of the interest being assigned by it hereunder and that such interest is free and clear of any adverse claim, lien, or encumbrance of any kind; (iii) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Credit Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement or any other instrument or document furnished pursuant thereto; and (iv) makes no representation or warranty and assumes no responsibility with respect to the financial condition of any Designated Company or the performance or observance by any Designated Company of any of their respective obligations under the Credit Agreement or any other instrument or document furnished pursuant thereto.

                  3. The Assignee (i) confirms that it has received a copy of the Credit Agreement, together with copies of the most recent financial statements delivered to the Lenders pursuant to Section 8.5(d) and (e) thereof and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Acceptance; (ii) agrees that it will, independently and without reliance upon


                               Exhibit E - Page 1
the Administrative Agent, the Assignor or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (iii) appoints and authorizes the Administrative Agent to take such action on its behalf and to exercise such powers under the Credit Agreement and the other Loan Documents as are delegated to the Administrative Agent by the terms thereof, together with such powers as are reasonably incidental thereto;
(iv) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender; and (v) specifies as its lending office (and address for notices) the offices set forth beneath its name on the signature pages hereof.

                  4. As consideration for the assignment and sale contemplated in Annex 1 hereof, the Assignee shall pay to the Assignor on the Effective Date in Federal funds an amount equal to $____________*. It is understood that commitment and/or letter of credit fees accrued to the Effective Date with respect to the interest assigned hereby are for the account of the Assignor and such fees accruing from and including the date hereof are for the account of the Assignee. Each of the Assignor and the Assignee hereby agrees that if it receives any amount under the Credit Agreement which is for the account of the other party hereto, it shall receive the same for the account of such other party to the extent of such other party's interest therein and shall promptly pay the same to such other party.

                  5. The effective date for this Assignment and Acceptance shall be ____________ (the "Effective Date"). Following the execution of this Assignment and Acceptance, it will be delivered to the Administrative Agent for acceptance and recording by the Administrative Agent and, if required, the Borrower.

                  6. Upon such acceptance and recording, as of the Effective Date, (i) the Assignee shall be a party to the Credit Agreement and, to the extent provided in this Assignment and Acceptance, have the rights and obligations of a Lender thereunder and (ii) the Assignor shall, to the extent provided in this Assignment and Acceptance, relinquish its rights and be released from its obligations under the Credit Agreement.

                  7. Upon such acceptance and recording, from and after the Effective Date, the Administrative Agent shall make all payments under the Credit Agreement in respect of the interest assigned hereby (including, without limitation, all payments of principal, interest and commitment fees with respect thereto) to the Assignee. The Assignor and Assignee shall make all appropriate adjustments in payments under the Credit Agreement for periods prior to the Effective Date directly between themselves.

                  8. In accordance with Section 12.12 of the Credit Agreement, the Assignor and the Assignee request and direct that the Administrative Agent prepare and cause the relevant Borrower to execute and deliver to the Assignee the relevant Revolving Notes payable to the Assignee in the amount of its Revolving Credit Commitments and new Revolving Notes to the Assignor in the amount of its Revolving Credit Commitments after giving effect to this assignment.

-------------------------
* Amount should combine principal together with accrued interest and breakage compensation, if any, to be paid by the Assignee, net of any portion of any upfront fee to be paid by the Assignor to the Assignee. It may be preferable in an appropriate case to specify these amounts generically or by formula rather than as a fixed sum.


                               Exhibit E - Page 2

                  9. This Assignment and Acceptance shall be governed by, and construed in accordance with, the laws of the State of Illinois.


                                       [Assignor Lender]


                                       By:______________________________________
                                       Name:____________________________________
                                       Title:___________________________________


                                       [Assignee Lender]


                                       By:______________________________________
                                       Name:____________________________________
                                       Title:___________________________________


                                       Lending office (and address for notices):

[Accepted and consented this
______ day of ____________, 200__

ALL AMERICAN SEMICONDUCTOR,
INC.


By:_________________________________
Name:_______________________________
Title:______________________________


Accepted and consented to by the
Administrative Agent this _____ day of
______________, 200__


HARRIS TRUST AND SAVINGS BANK,
  as Administrative Agent


By:_________________________________
Name:_______________________________
Title:______________________________


                               Exhibit E - Page 3

                                     ANNEX I

                          TO ASSIGNMENT AND ACCEPTANCE


PRINCIPAL AMOUNT        TYPE OF LOAN         INTEREST RATE         MATURITY DATE



                                Annex I - Page 1

                                   SCHEDULE 1

                                   COMMITMENTS

        NAME OF LENDER                               REVOLVING CREDIT COMMITMENT

Harris Trust and Savings Bank                                $20,000,000

U.S. Bank National Association                               $15,000,000

GMAC Commercial Credit, LLC                                  $15,000,000

PNC Bank, National Association                               $15,000,000

                       TOTAL                                 $65,000,000



                               Schedule 1 - Page 1

                                         SCHEDULE 6.2

                                         SUBSIDIARIES


                                     JURISDICTION
            NAME                          OF          PERCENTAGE                OWNER
                                     ORGANIZATION     OWNERSHIP
---------------------------------------------------------------------------------------------------
Access Micro Products, Inc.         Delaware             100%      All American Semiconductor, Inc.

All American Added Value, Inc.     California            100%      All American Semiconductor, Inc.

All American A.V.E.D., Inc.         Colorado             100%      All American Semiconductor, Inc.

All American IDT, Inc.             California            100%      All American Semiconductor, Inc.

All American Semiconductor of        Georgia             100%      All American Semiconductor, Inc.
Atlanta, Inc.

All American Semiconductor of        Canada              100%      All American Semiconductor, Inc.
Canada, Inc.

All American Semiconductor of       Illinois             100%      All American Semiconductor, Inc.
Chicago, Inc.

All American Semiconductor of        Florida             100%      All American Semiconductor, Inc.
Florida, Inc.

All American Semiconductor of        Alabama             100%      All American Semiconductor, Inc.
Huntsville, Inc

All American Semiconductor of     Massachusetts          100%      All American Semiconductor, Inc.
Massachusetts, Inc.

All American Semiconductor of       Michigan             100%      All American Semiconductor, Inc.
Michigan, Inc.

All American Semiconductor of       Minnesota            100%      All American Semiconductor, Inc.
Minnesota, Inc.

All American Semiconductor of       New York             100%      All American Semiconductor, Inc.
New York, Inc.

All American Semiconductor of         Ohio               100%      All American Semiconductor, Inc.
Ohio, Inc.

All American Semiconductor of      New Jersey            100%      All American Semiconductor, Inc.
Philadelphia, Inc.

All American Semiconductor of        Arizona             100%      All American Semiconductor, Inc.
Phoenix, Inc.

All American Semiconductor of        Oregon              100%      All American Semiconductor, Inc.
Portland, Inc.

All American Semiconductor of     Rhode Island           100%      All American Semiconductor, Inc.
Rhode Island, Inc.

All American Semiconductor of       Maryland             100%      All American Semiconductor, Inc.
Rockville, Inc.

All American Semiconductor of         Utah               100%      All American Semiconductor, Inc.
Salt Lake, Inc.


                              Schedule 6.2 - Page 1

                                     JURISDICTION
            NAME                          OF          PERCENTAGE                OWNER
                                     ORGANIZATION     OWNERSHIP
---------------------------------------------------------------------------------------------------
All American Semiconductor of          Texas             100%      All American Semiconductor, Inc.
Texas, Inc.

All American Semiconductor of        Washington          100%      All American Semiconductor, Inc.
Washington, Inc.

All American Semiconductor of        Wisconsin           100%      All American Semiconductor, Inc.
Wisconsin, Inc.

All American Semiconductor-          California          100%      All American Semiconductor, Inc.
Northern California, Inc.

All American Technologies, Inc.       Florida            100%      All American Semiconductor, Inc.

All American Transistor of           California          100%      All American Semiconductor, Inc.
California, Inc.

Aved Industries, Inc.                California          100%      All American Semiconductor, Inc.

Palm Electronics Manufacturing        Florida            100%      All American Semiconductor, Inc.
Corp.

AmeriCapital, LLC                      Nevada            100%*     All American Semiconductor,
                                                                   Inc.**

AGD Electronics Limited***        England and Wales      100%      All American Semiconductor, Inc.

AllAmMex Components                    Mexico             50%      All American Transistor of
S. de R. L. de C. V.***                                            California, Inc.
                                                          50%      All American Semiconductor-
                                                                   Northern California, Inc.

AGD Electronics Asia Pacific           Korea             100%      All American Semiconductor, Inc.
Co., Ltd.***



----------------------------

*        Limited Liability Company interest percentage
**       Sole member
***      Not a Designated Company


                                  Schedule 6.2

                                  SCHEDULE 6.8

                              INTELLECTUAL PROPERTY

1.       Trademark registration no. 1,440,294 for the name and logo of "All
         American".

2. Internet domain for the name of "ALLAMERICAN.COM". Internet domain for the name of "AVEDMEMORY.COM". Internet domain for the name of "AVEDDISPLAY.COM". Internet domain for the name of "AADSG.COM".
         Internet domain for the name of "IKIT2000.COM". Internet domain for the name of "BUY.ALLAMERICAN.COM".

3.       Tradenames:

         ALL AMERICAN SEMICONDUCTOR, INC.
         --------------------------------
                  Fictitious Names:
                  -----------------
                           All American (FL)

         ALL AMERICAN A.V.E.D., INC.
         ---------------------------
                  Fictitious Names:
                  -----------------
                           Added Value Electronics Distribution, Inc. (CO) Added Value Electronic Distribution, Inc. (CO) A.V.E.D. - Rocky Mountain, Inc. (CO)

         AMERICAPITAL, LLC
         -----------------
                  Fictitious Names:
                  -----------------
                           Americapital (FL)

         AVED INDUSTRIES, INC.
         ---------------------
                  Trade Names (not registered):
                  -----------------------------
                           Aved Memory Products

4. Common law copyrights and trade secrets created or developed by the Designated Companies in the ordinary course of business with respect to advertising, promotional and business literature and design, engineering and other services performed by such companies for customers.

                                  SCHEDULE 6.22

                             EMPLOYEE CONTROVERSIES

None

                                  SCHEDULE 6.23

                              ENVIRONMENTAL MATTERS

None

                                  SCHEDULE 8.7

                                  INDEBTEDNESS

As of March 31, 2003

Line of credit                      $33,988,000


Subordinated debt:
------------------
Public bonds                          5,126,000
Drake tenant improvements               672,000
Drake tenant improvements                71,000
Drake tenant improvements               116,000
Drake tenant improvements                20,000
Church Ranch                              3,000


Other debt:
-----------
Retirement obligation                 1,171,000
Eileen Levine                             9,000


Other obligations:
------------------
Employment agreements with executive officers and other non-executive employees made in the ordinary course of business.

                                  SCHEDULE 8.8

                                      LIENS

NAME OF DEBTOR:                       All American Semiconductor, Inc.
JURISDICTION:                         Arizona, Secretary of State

--------------------------------------------------------------------------------------------
FILING          DATE OF      TYPE OF UCC      SECURED PARTY             COLLATERAL
NUMBER          FILING                                                  CODE
--------------------------------------------------------------------------------------------
01023441        7/6/98       UCC-1            Sun Financial Group,      Leased SE
                                              Inc.
--------------------------------------------------------------------------------------------
01180024        6/28/01      UCC-1            GATX Technology           Leased SE
                                              Services Corporation
--------------------------------------------------------------------------------------------


JURISDICTION:                         California, Secretary of State
--------------------------------------------------------------------------------------------
FILING          DATE OF      TYPE OF UCC      SECURED PARTY             COLLATERAL
NUMBER          FILING                                                  CODE
--------------------------------------------------------------------------------------------
9814960072      5/28/99      UCC-1            General Electric          AR and PR of
                                              Capital Corporation       Allied Signal, Inc.
                                              (Allied Aero)
--------------------------------------------------------------------------------------------
9900660547      12/29/98     UCC-1            Lucent                    SE
                                              Technologies, Inc.
--------------------------------------------------------------------------------------------
9920260027      7/12/99      UCC-1            Mitsubishi                Consigned
                                              Electronics America,      semiconductor
                                              Inc. (Consignor)          and related
                                                                        products
--------------------------------------------------------------------------------------------
02093C0622      4/2/02       UCC-3                                      Assignment to
                                                                        Mitsubishi
                                                                        Electric &
                                                                        Electronics USA,
                                                                        Inc.
--------------------------------------------------------------------------------------------
9923260061      8/6/99       UCC-1            GATX Technology           Leased SE
                                              Services Corporation
--------------------------------------------------------------------------------------------
0118060418      6/28/01      UCC-1            GATX Technology           Leased SE
                                              Services Corporation
--------------------------------------------------------------------------------------------


AC=Accounts             DC=Documents            LE=Leases              RP=Replacements
AR=Accounts Rec.        EQ=Equipment            LI=Livestock           TO=Tools
AF=After Acq. Prop.     FU=Furnishings          MA=Machines            SA=Sec. Agreements
BL=Blanket Filing       FX=Fixtures             ME=Merchandise         SM=See Microfilm
CH=Chattel Paper        GI=Gen. Intangibles     NI=Neg. Instrument     SE=Specific Equip.
CE=Computer Equip.      GO=Goods                PR=Proceeds            SU=Substitutions
CR=Contract Rights      IN=Inventory            PD=Products            VE=Vehicles
CS=Constr. Equip.       INS=Instruments         RE=Real Estate

JURISDICTION:                         Delaware, Secretary of State
--------------------------------------------------------------------------------------------
FILING          DATE OF      TYPE OF UCC      SECURED PARTY             COLLATERAL
NUMBER          FILING                                                  CODE
--------------------------------------------------------------------------------------------
11086540        9/4/01       UCC-1            GATX                      Leased SE - In Lieu
                                              Technology                of Filing to move
                                              Services                  original UCC filings
                                              Corporation               from NY-SOS and
                                                                        Suffolk County, NY
--------------------------------------------------------------------------------------------
11086540        12/19/01     UCC-3                                      Assignment to
                                                                        CitiCapital
                                                                        Commercial
                                                                        Corporation
--------------------------------------------------------------------------------------------
20022966        11/29/01     UCC-1            GATX                      Leased SE
                                              Technology
                                              Services
                                              Corporation
--------------------------------------------------------------------------------------------
21184880        4/24/02      UCC-1            Mitsubishi                Consigned GO - In
                                              Electric &                Lieu of UCC to
                                              Electronics USA,          move CA-SOS UCC
                                              Inc.                      filing
--------------------------------------------------------------------------------------------


JURISDICTION:                         Florida, Secretary of State
--------------------------------------------------------------------------------------------
FILING          DATE OF      TYPE OF UCC      SECURED PARTY             COLLATERAL
NUMBER          FILING                                                  CODE
--------------------------------------------------------------------------------------------
980000119579    6/1/98       UCC-1            Sun Financial Group,      Leased SE
                                              Inc.
--------------------------------------------------------------------------------------------
980000234626    10/20/98     UCC-3                                      Full Assignment
                                                                        to Phoenixcor,
                                                                        Inc.
--------------------------------------------------------------------------------------------
980000146548    7/6/98       UCC-1            Sun Financial Group,      Leased SE
                                              Inc.
--------------------------------------------------------------------------------------------
990000026664    2/5/99       UCC-1            GATX Technology           Leased SE
                                              Services Corporation
--------------------------------------------------------------------------------------------


AC=Accounts             DC=Documents            LE=Leases              RP=Replacements
AR=Accounts Rec.        EQ=Equipment            LI=Livestock           TO=Tools
AF=After Acq. Prop.     FU=Furnishings          MA=Machines            SA=Sec. Agreements
BL=Blanket Filing       FX=Fixtures             ME=Merchandise         SM=See Microfilm
CH=Chattel Paper        GI=Gen. Intangibles     NI=Neg. Instrument     SE=Specific Equip.
CE=Computer Equip.      GO=Goods                PR=Proceeds            SU=Substitutions
CR=Contract Rights      IN=Inventory            PD=Products            VE=Vehicles
CS=Constr. Equip.       INS=Instruments         RE=Real Estate

--------------------------------------------------------------------------------------------
990000167614    7/26/99      UCC-1            GATX Technology           Leased SE
                                              Services Corporation
--------------------------------------------------------------------------------------------
990000206300    9/9/99       UCC-1            GATX Technology           Leased SE
                                              Services Corporation
--------------------------------------------------------------------------------------------
200000026154    1/31/00      UCC-1            GATX Technology           Leased SE
                                              Services Corporation
--------------------------------------------------------------------------------------------
200000026154    1/31/00      UCC-1            GATX Technology           Leased SE
                                              Services Corporation
--------------------------------------------------------------------------------------------
200100020741    1/29/01      UCC-3                                      Assignment to
                                                                        Pullman Bank &
                                                                        Trust Co.
--------------------------------------------------------------------------------------------
200000074009    3/30/00      UCC-1            GATX Technology           Leased SE
                                              Services Corporation
--------------------------------------------------------------------------------------------
200000242045    10/23/00     UCC-1            GATX Technology           Leased SE
                                              Services Corporation
--------------------------------------------------------------------------------------------
200100081658    4/16/01      UCC-1            Great America             Leased SE
                                              Leasing Corporation
--------------------------------------------------------------------------------------------
200100137772    6/25/01      UCC-1            Great America             Leased SE
                                              Leasing Corporation
--------------------------------------------------------------------------------------------
200100143155    6/28/01      UCC-1            GATX Technology           Leased SE
                                              Services Corporation
--------------------------------------------------------------------------------------------
200190507622    12/7/01      UCC-1            Benchmark Business        Leased EQ
                                              Systems, Inc.
--------------------------------------------------------------------------------------------
200200258123    1/31/02      UCC-1            Benchmark Business        Leased EQ
                                              Systems, Inc.
--------------------------------------------------------------------------------------------




AC=Accounts             DC=Documents            LE=Leases              RP=Replacements
AR=Accounts Rec.        EQ=Equipment            LI=Livestock           TO=Tools
AF=After Acq. Prop.     FU=Furnishings          MA=Machines            SA=Sec. Agreements
BL=Blanket Filing       FX=Fixtures             ME=Merchandise         SM=See Microfilm
CH=Chattel Paper        GI=Gen. Intangibles     NI=Neg. Instrument     SE=Specific Equip.
CE=Computer Equip.      GO=Goods                PR=Proceeds            SU=Substitutions
CR=Contract Rights      IN=Inventory            PD=Products            VE=Vehicles
CS=Constr. Equip.       INS=Instruments         RE=Real Estate

JURISDICTION:                         Illinois, Secretary of State

--------------------------------------------------------------------------------------------
FILING          DATE OF      TYPE OF UCC      SECURED PARTY             COLLATERAL

NUMBER          FILING                                                  CODE
--------------------------------------------------------------------------------------------
3876196         7/8/98       UCC-1            Sun Financial Group,      Leased SE
                                              Inc.

--------------------------------------------------------------------------------------------




JURISDICTION:                         Michigan, Secretary of State


--------------------------------------------------------------------------------------------
FILING          DATE OF      TYPE OF UCC      SECURED PARTY             COLLATERAL

NUMBER          FILING                                                  CODE
--------------------------------------------------------------------------------------------
D395643         7/7/98       UCC-1            Sun Financial Group,      Leased SE
                                              Inc.

--------------------------------------------------------------------------------------------




JURISDICTION:                         Minnesota, Secretary of State


--------------------------------------------------------------------------------------------
FILING          DATE OF      TYPE OF UCC      SECURED PARTY             COLLATERAL

NUMBER          FILING                                                  CODE
--------------------------------------------------------------------------------------------
2162148         9/14/99      UCC-1            GATX Technology           Leased SE
                                              Services Corporation

--------------------------------------------------------------------------------------------




AC=Accounts             DC=Documents            LE=Leases              RP=Replacements
AR=Accounts Rec.        EQ=Equipment            LI=Livestock           TO=Tools
AF=After Acq. Prop.     FU=Furnishings          MA=Machines            SA=Sec. Agreements
BL=Blanket Filing       FX=Fixtures             ME=Merchandise         SM=See Microfilm
CH=Chattel Paper        GI=Gen. Intangibles     NI=Neg. Instrument     SE=Specific Equip.
CE=Computer Equip.      GO=Goods                PR=Proceeds            SU=Substitutions
CR=Contract Rights      IN=Inventory            PD=Products            VE=Vehicles
CS=Constr. Equip.       INS=Instruments         RE=Real Estate

JURISDICTION:                         New York, Secretary of State


--------------------------------------------------------------------------------------------
FILING          DATE OF      TYPE OF UCC      SECURED PARTY             COLLATERAL

NUMBER          FILING                                                  CODE
--------------------------------------------------------------------------------------------
060210          3/28/01      UCC-1            GATX Technology           Leased SE
                                              Services Corporation
--------------------------------------------------------------------------------------------


JURISDICTION:                         Suffolk County, New York


--------------------------------------------------------------------------------------------
FILING          DATE OF      TYPE OF UCC      SECURED PARTY             COLLATERAL

NUMBER          FILING                                                  CODE
--------------------------------------------------------------------------------------------
01-05490        3/28/01      UCC-1            GATX Technology           Leased SE
                                              Services Corporation

--------------------------------------------------------------------------------------------


JURISDICTION:                         Texas, Secretary of State


--------------------------------------------------------------------------------------------
FILING          DATE OF      TYPE OF UCC      SECURED PARTY             COLLATERAL

NUMBER          FILING                                                  CODE
--------------------------------------------------------------------------------------------
98-136002       7/3/98       UCC-1            Sun Financial Group       Leased SE
                                              Inc.

--------------------------------------------------------------------------------------------




AC=Accounts             DC=Documents            LE=Leases              RP=Replacements
AR=Accounts Rec.        EQ=Equipment            LI=Livestock           TO=Tools
AF=After Acq. Prop.     FU=Furnishings          MA=Machines            SA=Sec. Agreements
BL=Blanket Filing       FX=Fixtures             ME=Merchandise         SM=See Microfilm
CH=Chattel Paper        GI=Gen. Intangibles     NI=Neg. Instrument     SE=Specific Equip.
CE=Computer Equip.      GO=Goods                PR=Proceeds            SU=Substitutions
CR=Contract Rights      IN=Inventory            PD=Products            VE=Vehicles
CS=Constr. Equip.       INS=Instruments         RE=Real Estate

                                  SCHEDULE 8.9

                                   INVESTMENTS


$50,000 in Triscend Corporation, an unrelated third party

                                  SCHEDULE 8.15

                         CONSULTING AND MANAGEMENT FEES


None